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VARIABLE ANNUITY

Pioneer Variable Contracts Trust

Emerging Markets Portfolio
International Growth Portfolio
Europe Portfolio
Capital Growth Portfolio
Growth Shares Portfolio
Real Estate Growth Portfolio
Growth and Income Portfolio
Equity-Income Portfolio
Balanced Portfolio
Swiss Franc Bond Portfolio
America Income Portfolio
Money Market Portfolio


ANNUAL REPORT

December 31, 1998

PIONEER VARIABLE CONTRACTS TRUST

Table of Contents



Letter from the Chairman                                1
Money Market Portfolio
 Portfolio Management Discussion                        1
Emerging Markets Portfolio
 Portfolio Management Discussion                        2
 Portfolio and Performance Update                       3
International Growth Portfolio
 Portfolio Management Discussion                        4
 Portfolio and Performance Update                       5
Europe Portfolio
 Portfolio Management Discussion                        6
 Portfolio and Performance Update                       7
Capital Growth Portfolio
 Portfolio Management Discussion                        8
 Portfolio and Performance Update                       9
Growth Shares Portfolio
 Portfolio Management Discussion                       10
 Portfolio and Performance Update                      11
Real Estate Growth Portfolio
 Portfolio Management Discussion                       12
 Portfolio and Performance Update                      13
Growth and Income Portfolio
 Portfolio Management Discussion                       14
 Portfolio and Performance Update                      15
Equity-Income Portfolio
 Portfolio Management Discussion                       16
 Portfolio and Performance Update                      17
Balanced Portfolio
 Portfolio Management Discussion                       18
 Portfolio and Performance Update                      19
Swiss Franc Bond Portfolio
 Portfolio Management Discussion                       20
 Portfolio and Performance Update                      21
America Income Portfolio
 Portfolio Management Discussion                       22
 Portfolio and Performance Update                      23
Schedules of Investments and Financial Statements
 Emerging Markets Portfolio                            24
 International Growth Portfolio                        31
 Europe Portfolio                                      41
 Capital Growth Portfolio                              50
 Growth Shares Portfolio                               58
 Real Estate Growth Portfolio                          64
 Growth and Income Portfolio                           69
 Equity-Income Portfolio                               78
 Balanced Portfolio                                    86
 Swiss Franc Bond Portfolio                            95
 America Income Portfolio                             101
 Money Market Portfolio                               107
Notes to Financial Statements                         112
Report of Independent Public Accountants              117

PIONEER VARIABLE CONTRACTS TRUST

LETTER FROM THE CHAIRMAN 12/31/98

Dear Contract Owner,

I am pleased to introduce the annual report for Pioneer Variable Contracts Trust, covering the year ended December 31, 1998. On behalf of all of us at Pioneer, I thank you for your interest. Before moving on to review the financial markets, you should know about some enhancements we have made to the Trust over the last six months. In October, the Trust began offering two new portfolios, expanding your investment options in international equities with Europe Portfolio and Emerging Markets Portfolio. In addition, we have expanded the investment management capabilities for three of the Portfolios: America Income Portfolio, Balanced Portfolio and International Growth Portfolio. The changes are discussed in more detail in the pages that follow.

The U.S. stock market, as measured by the Standard and Poor's 500 Index, racked up its fourth consecutive year of double-digit gains, returning 28.73% for 1998. But while the S&P 500's returns were strong, its return was dominated by a relatively limited number of very large companies. In fact, research by Morgan Stanley shows that the top 20% of the S&P 500 generated 85% of its return last year. Smaller stocks did not fare nearly as well. In fact the Russell 2000 Index, an unmanaged measure of smaller company stocks, actually fell -2.56%.

The bond market in the United States, especially U.S. government securities, produced impressive results over the year as the powerful combination of low interest rates and low inflation pushed bond prices higher. The yield on the 30-year Treasury bond fell to historic lows, as bond prices rose, increasing total returns. The Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. taxable investment grade bond market, returned 8.69% for the year.

Overseas, the emerging markets were volatile, plunging to new lows - in some cases, to the point of near-collapse. Political, economic and currency woes affected Asia, Latin America and Russia throughout the period. As the year drew to a close the global financial situation settled down. More mature stock markets, - such as those in Europe - mirrored the U.S. stock market, posting gains after struggling through the global financial crisis in the third quarter. The MSCI World Index, a broad measure of the world's stock markets, returned a strong 24.33% for the year. In comparison, the MSCI Emerging Markets Free Index lost 25.33% for the same period. The worst appears to be over in Asia, and hopefully the other overseas regions that felt the ramifications of the global financial crisis will soon follow suit and take the necessary steps to recover their economic strength.

Looking back at the turbulence of the past year, the "flight to quality" that occurred is certainly easy to understand. Investors put their money where they felt it would be safe, mainly in U.S. "blue chip" stocks and U.S. Treasury bonds. How long will the bull market continue? No one can be sure, and predicting the direction of financial markets is almost always a futile exercise.

We encourage you to have a financial plan with a mix of stock, bond and money market investments that suits your risk tolerance, since returns on different asset classes often vary considerably. If you don't have a plan, or you haven't rebalanced your portfolio in some time, we suggest that you meet with your investment professional to discuss your financial options.

I encourage you to read on to learn more about Pioneer Variable Contracts Trust. If you have questions about your investment, please contact your financial professional.


Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

[SIDE BAR]
Money Market Portfolio

Money Market Portfolio continued to provide current income and a stable $1 share price. The Portfolio generated $0.046 per share in dividends over the year ended December 31, concluding 1998 with an attractive 7-day yield of 4.19%. Overall, total return was 4.68% at net asset value for the year - in line with the Portfolio's conservative investment style.

Demand for High-Quality Securities

The Portfolio invests exclusively in high-quality money market instruments. The largest holdings are securities issued by the U.S. government, corporations and banks; all issues are rated in the two highest categories by nationally recognized securities rating organizations, Standard & Poor's Investor Services
(A1) and Moody's Investor Services (P1). (Ratings apply to underlying securities, not Portfolio shares.) In keeping with our value investment strategy, only market instruments that are considered to be "good values" are selected for the Portfolio.

At year-end, the average maturity was 22 days. Keeping maturity at a conservative level enhances your Portfolio's liquidity.

Heading Forward

The focus of the Portfolio has not changed over the past year, nor do we expect it to change in 1999. At this point in time, inflation is low and we expect interest rates to remain fairly stable, both of which are favorable circumstances for the bond market. In light of the volatility that U.S. markets and markets abroad experienced, we believe money market funds play an important role in a balanced investment program, providing stability of principal and liquidity.

Respectfully,


/s/ Sherman B. Russ

Sherman B. Russ
Portfolio Manager


Investments in Money Market Portfolio are not insured or guaranteed by the U.S. government. There can be no assurance the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Emerging Markets Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

It is with pleasure that I provide the first annual report for Emerging Markets Portfolio covering the two months ended December 31, 1998. The Portfolio seeks long-term growth of capital through investments in quality companies in the developing economies of the world. However, in pursuit of the attractive growth potential of emerging markets, investors should have an above average tolerance for short-term volatility.

In time for the inception of Emerging Markets Portfolio, emerging markets rallied this autumn. Increasing confidence in Asia sparked stock markets in the developing world over the last quarter, providing a reprieve from the economic maelstrom of the past year. Just as the Pacific Rim was the epicenter of the crisis, we expect it to likewise prove to be the seed of a genuine recovery.

The recent rally came on the heels of what was otherwise a difficult year for emerging market investments. Emerging Markets Portfolio rose 4.90% at net asset value in its initial 2-month period. The 24 Emerging Markets Variable Annuity portfolios tracked by Lipper, Inc. rose, on average, 4.36%. (Lipper is an independent research firm that tracks annuity portfolio performance.)

Emerging Markets in Asia

Although recent developments around the Pacific Rim suggest the financial crisis may be bottoming, we expect Asia's stock markets to consolidate and decline to some extent before they improve. Our belief in staying fully invested and the relative strength of our position in Asia served the Portfolio well during the fourth quarter rally. We focused primarily, but not exclusively, on South Korea, Thailand and Singapore. In South Korea, SK Telecom, one of our largest holdings, provides cellular phone and paging services. In Thailand, we're drawn to companies participating in the domestic recovery, such as Siam City Cement and TelecomAsia Corp. Public Co. We expect Singapore will become a major financial center, much like Hong Kong, making it a key player in the regional recovery. Development Bank of Singapore is one of the Portfolio's largest holdings. India, which had done well in the first three quarters of 1998, did poorly in the year's last quarter dampening the Portfolio's performance.

Generally, the economies of Israel and India are somewhat insulated from the difficulties other emerging markets have faced. In Israel, the Fund owns world-class companies such as Tecnomatix Technologies (software) and Tadiran Telecommunications. They are global leaders in their respective technologies and sell their products worldwide.

In Brazil, economic growth has declined, and it will remain in recession in 1999. Because of the gloomy economic outlook, Brazilian stocks are very cheap. In the coming year, we expect to increase our holdings there. Mexico, the Portfolio's largest allocation in Latin America, is benefiting from closer economic ties to the United States and the continued liberalization of its own economy. Food producer Grupo Industrial Maseca is one of the promising holdings there.

The Long-Term Outlook

We believe keeping an eye on the long-term investment horizon puts the potential of emerging markets stocks in the proper perspective. Consider that many of these stocks are trading at cheap valuations with prices at five to 10-year lows. Add to this the fact that we believe many of these developing economies are also at the low end of their economic growth range, and we see compelling evidence that the coming years could offer better returns.

We are heartened by the actions of countries like South Korea and Thailand, which are implementing many reforms. Nevertheless, investing in emerging markets brings special risks that include currency fluctuations and political unrest among others. Separating emotion from reality is always critical to successful investing. We intend to continue to exploit market inefficiencies by investing in quality companies with strong market positions and attractively priced stocks.

Respectfully,

/s/ Mark H. Madden

Mark H. Madden,
Portfolio Manager

[SIDE BAR]
International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability. These risks may be magnified in emerging markets.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]
2

PIONEER VARIABLE CONTRACTS TRUST

Emerging Markets Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                      56%
Depositary Receipts for International Stocks     44%


Geographical Distribution
(As a percentage of equity holdings)

Asia                37%
Latin America       30%
Israel              18%
Other                7%
Europe               5%
Africa               3%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Orbotech Ltd.                                             4.66%
Telecomunicacoes Brasilieras SA (A.D.R.)(Preferred)       3.75
Tecnomatix Technologies Ltd.                              3.73
SK Telecom Co., Ltd. (A.D.R.)                             3.44
Grupo Financiero Banamex Accival, SA de CV (Class B)      2.90

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/98   10/30/98
Net Asset Value per Share    $10.49     $10.00
Accumulation Unit Value       1.0465    1.0000


Distributions per Share  Income      Short-Term      Long-Term
(10/30/98 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $  -        $  -            $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Emerging Markets Portfolio, compared to the growth of the MSCI EAFE Index.

[TABULAR REPRESENTATION OF LINE CHART]

                 Emerging Markets         MSCI Emerging
                   Portfolio*             Markets Free
10/98                10,000                  10,000
11/98                10,510                  10,832
12/98                10,490                  10,675

The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 25 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any sales charges, fee or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs.

[SIDE BAR]
Cumulative Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio       4.90%
(10/30/98)

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                     If          If
Period              Held**    Redeemed***
Life-of-            4.65%       -1.58%
Portfolio
(10/30/98)

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                      If          If
Period              Held**     Redeemed***
Life-of-            4.65%        -1.94%
Portfolio
(10/30/98)

The Portfolio began operations on 10/30/98.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

International Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

Although International Growth Portfolio showed strong results in the last quarter of the fiscal year, its strong finish was not enough to erase the first nine months of losses. For the fiscal year as a whole, the Portfolio posted a total return of -3.32% at net asset value, while the 111 portfolios in Lipper Inc.'s Variable Annuity International Growth Portfolio category had an average return of 13.35%. (Lipper is an independent research firm that tracks annuity portfolio performance.)

Value-oriented Investing

Ironically, the very same factors that propelled the Portfolio's performance in the final months of the year hurt it in the preceding three quarters. The Portfolio's investment strategy favors value-oriented stocks. That means we like inexpensive stocks - as long as the underlying companies meet our requirements for strong financial health and sound business fundamentals. This investment approach led us away from expensive European large company stocks and directed us to the extraordinary values in emerging markets and small company stocks in Europe. This was a different direction than many other Portfolios took. It proved to be a costly decision, since large companies led one of the strongest bull markets in Europe's history. At the same time, Asia continued to suffer through one of its worst bear markets ever. Generally speaking, international investors fled small company stocks - and Asia nearly altogether - pumping money into large "blue-chip" stocks in Europe and the United States.

In late August, Russia defaulted on loans, sending investors out of even the blue chips. To forestall widespread lasting panic and economic collapse, governments around the world cut interest rates. Confidence returned, especially for emerging markets where hard-pressed companies used the lower rates to restructure debt and improve their balance sheets. Investors began to notice the outstanding values available in these areas. When money started flowing back into the neglected developing markets in October and November, your Portfolio was fully invested and well-positioned to benefit from the rally.

In Europe, value-oriented small capitalization companies like Powerscreen International (U.K.), which the Fund sold in November, recovered strongly after a steep decline. Other examples of price recovery include BTR and Siebe, two large companies held by the Portfolio; they're now merging to form a global leader in the key controls and automation markets.

Balancing the Portfolio

Last year illustrated the risks of investing overseas (especially in emerging markets) where currency fluctuations, political strife and other factors can affect the performance of international investments. Over the course of the year, to balance the portfolio and reduce volatility, we shed more than half of portfolio holdings in emerging markets and also cut down investments in small companies. By the end of 1998, the Portfolio's emerging markets component was about 19% of equity assets, with less than a quarter of the portfolio in small caps. We moved the portfolio into larger-capitalization stocks including DaimlerChrysler (Germany) and more defensive stocks, such as Scottish Power (U.K.) and the French water utility, Suez Lyonnaise Des Eaux.


We will continue to be active in emerging markets, although we don't expect that the Portfolio will return to the heavy allocation it had at the beginning of 1998. We expect to concentrate on Asia where we see positive signs for a future recovery. Latin America, we think, may have some slow years ahead, and we have chosen to decrease our investments from there for the time being. Our goal is to build a balanced portfolio of quality stocks we think can provide our shareowners with a solid return in 1999.


Respectfully,

/s/ Pavlos M. Alexandrakis

Pavlos M. Alexandrakis
Portfolio Manager

[SIDE BAR]

Effective January 8, 1999, Norman Kurland, stepped down from the helm of Pioneer International Growth Portfolio. His successor, Pavlos M. Alexandrakis assumed responsibility for the day to day management of the Portfolio that day. Mr. Alexandrakis has been an international investment manager for Pioneer's institutional clients since September of 1998. We're confident that his 14 years of industry experience will serve you well.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduces its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and pricipal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

International Growth Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                      90%
Short-Term Cash Equivalents                       4%
Depositary Receipts for International Stocks      4%
International Preferred Stocks                    2%

Geographical Distribution
(As a percentage of equity holdings)

Europe                    67%
Japan                     12%
Asia                       9%
Other                      8%
Latin America              4%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Novartis AG             2.52%
Nokia AB                2.05
Telecom Italia SpA      1.83
San Paolo IMI SpA       1.53
Buhrmann N.V.           1.51

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                12/31/98   12/31/97
Net Asset Value per Share       $10.79     $12.23
Accumulation Unit Value          1.1544     1.2108


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $0.194      $0.744          $0.146

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in International Growth Portfolio, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index.

[TABULAR REPRESENTATION OF LINE CHART]

                       International              MSCI EAFE
                     Growth Portfolio*              Index
3/95                      10,000                   10,000
                          10,360                   10,073
                          11,051                   10,494
12/95                     11,053                   10,918
                          11,407                   11,233
                          11,845                   11,411
                          11,592                   11,398
12/96                     11,998                   11,579
                          12,515                   11,398
                          13,888                   12,877
                          14,125                   12,786
12/97                     12,581                   11,784
                          14,824                   13,518
                          12,885                   13,661
                          10,123                   11,718
12/98                     12,163                   14,137

Index comparison begins 3/31/95. The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio        5.20%
(3/1/95)
1 Year                   -3.32

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                    If          If
Period             Held**    Redeemed***
Life-of-           3.76%       2.82%
Portfolio
(3/1/95)
1 Year            -4.66       -9.52

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                   If           If
Period           Held**      Redeemed***
Life-of-          3.76%         2.32%
Portfolio
(3/1/95)
1 Year           -4.66        -10.67

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.


*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Europe Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

We are pleased to provide our first annual report for Europe Portfolio, which covers the two months ended December 31, 1998. Against a backdrop of generally favorable market conditions, the Portfolio's net asset value climbed from $10.00 to $10.60 following its introduction on October 30, 1998. The resulting total return was 6.00%. The Morgan Stanley Capital International (MSCI) Europe Index posted a return of 9.93%.

Favoring Companies Poised to Grow in Slower Economy

Modeled after the Pioneer Europe Fund, the Portfolio invests in companies based in the developed countries of the United Kingdom and continental Europe for long-term growth of capital. Right now, the Portfolio is largely comprised of less cyclical, more defensive companies, which are likely to outperform in a slowing economy - the result of the ongoing turmoil in emerging markets. This includes the financial, healthcare, utility and telecommunications industries.

Financial holdings are benefiting from several long-term trends - including the euro as a common currency, cost savings arising out of technology-driven productivity gains and Europe's rising demand for retirement plans. Restructuring and mergers also helped boost prices of financial services companies. Zurich Allied (Switzerland), Amvescap (U.K.), Julius Baer Holding (Switzerland) and Svenska Handelsbanken (Sweden) represent some of the Portfolio's largest holdings in this sector.

The pharmaceutical industry is enjoying solid earnings growth, thanks to cost cutting and new approaches to products and services. UCB (Belgium), Glaxo Wellcome (U.K.), Novartis (Switzerland) and Roche Holdings (Switzerland) share a strong commitment to research and development and a solid pipeline of proprietary products. In the services sector, the Portfolio invests in several utilities that deliver high-quality drinking water - including Suez Lyonaise des Eaux (France), Vivendi (France) and Aguas de Barcelona (Spain).

Telecommunication stocks, another backbone of the Portfolio, represent an area of great opportunity as monopolies are coming under pressure and competition is increasing. MobilCom (Germany), a well-managed company with steadily increasing market share, is the Portfolio's largest holding. Mannesmann (Germany), an equipment manufacturer and telecommunications enterprise, is divesting its less profitable divisions and reallocating resources to its telecom arm. It has purchased stakes in Italian, Austrian and French cellular companies in an effort to build a pan-European cellular network. This enterprise and its management exemplify the alert, nimble company we think will succeed in a united Europe.

A United States of Europe

January 1 marked the inauguration of the euro - Europe's new currency uniting 11 nations into one economic market of 290 million consumers and a gross domestic product equal to 80% of the United States'. The member nations' efforts to comply with the strict fiscal and monetary guidelines set by the Maastricht Treaty have been effective - albeit painful - and have produced a bonanza of benefits. Already, corporate consolidations and restructurings, deregulation and lower interest rates boosted stock prices.

Investing outside the United States will always hold certain risks-including currency fluctuations and political and economic uncertainty, but we believe that this historic moment holds many opportunities for investors. We've invested the Portfolio in an array of innovative companies that we think can grow as Europe develops into one of the world's biggest and most efficient marketplaces.


Respectfully,

/s/ Patrick M. Smith

Patrick M. Smith,
Portfolio Manager

[SIDE BAR]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.


[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Europe Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                      59%
Short-Term Cash Equivalents                      21%
Depositary Receipts for International Stocks     19%
International Preferred Stocks                    1%

Geographical Distribution
(As a percentage of equity holdings)

United Kingdom                    26%
Germany                           14%
France                            13%
Switzerland                       10%
Italy                             10%
Spain                              9%
Netherlands                        5%
Sweden                             4%
Finland                            3%
Portugal                           3%
Other                              3%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

MobilCom AG                       2.50%
Glaxo Wellcome Plc (A.D.R.)       1.82
Portugal Telecom SA (A.D.R.)      1.75
Telecom Italia SpA Di Risp        1.65
Roche Holdings AG (A.D.R.)        1.60

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/98   10/30/98
Net Asset Value per Share   $10.60     $10.00
Accumulation Unit Value      1.0575     1.0000


Distributions per Share  Income      Short-Term      Long-Term
(10/30/98 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $  -        $  -            $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Europe Portfolio, compared to the growth of the The Morgan Stanley Capital International Europe Index.

[TABULAR REPRESENTATION OF LINE CHART]

                 Europe              MSCI
                Portfolio*          Europe
10/98            10,000             10,000
11/98            10,150             10,532
12/98            10,600             10,992


The Morgan Stanley Capital International Europe Index is a capitalization-weighted index of 15 European Country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. The countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Cumulative Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio       6.00%
(10/30/98)

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                     If            If
Period             Held**      Redeemed***
Life-of-            5.75%        -0.54%
Portfolio
(10/30/98)

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                     If            If
Period             Held**      Redeemed***
Life-of-           5.75%        -0.91%
Portfolio
(10/30/98)

The Portfolio began operations on 10/30/98.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Capital Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

Large-company stocks turned in another extraordinary year, with the Standard & Poor's 500 Index returning 28.73%. However, the performance of the S&P 500 was much different from the rest of the market. The Russell 2000 Index, which measures the performance of smaller stocks, actually lost -2.56%. Reflecting this, Capital Growth Portfolio returned -4.02% at net asset value. Value stocks were also out of favor, as investors preferred large-cap growth stocks.

Performance Review

Just like the overall stock market, the larger stocks in the Portfolio performed well. Examples include mid-sized NCR and The Learning Company, a developer of educational software programs - two technology companies that benefited from the ever-increasing demand for faster applications. Eastman Kodak, Viacom and McDonald's - all names very familiar to shareowners - also fall into this category and were positive contributors to performance.

The Portfolio's smaller holdings did not fare as well, especially companies with exposure to Asia. We sold Reebok International and Belden, a manufacturer of cable for electrical applications, because of their vulnerability to downturns overseas. Oil-related stocks like Atlantic Richfield and Union Pacific Resources hurt performance when energy prices dropped significantly throughout the year.

Value Strategy

The Portfolio's focus on undervalued stocks is designed to produce results over time. We like to find unique opportunities in enterprises that do not have a large Wall Street following. This means that they typically are out of favor and are selling at relatively low prices but have solid cash flows and strong management. We also seek a catalyst to unlock a company's potential value. Examples of a positive catalyst include management changes, asset sales or acquisitions, new products and improved capital structures. We look at, and select, companies of all sizes, although the Portfolio has tended to find the best value in the mid-cap area.

We reduced the number of holdings to 108 stocks, down from 121 this time last year, which we believe makes for a leaner portfolio. We accomplished this by selling stocks that were not meeting expectations and replaced them with, or increased the commitment to, stocks of companies with better balance sheets, stronger managements and solid product lines. Going forward, these changes should also help us more quickly adjust the Portfolio's holdings when we see opportunities.

Long-Term Approach to Investing

Even after the roller coaster ride of 1998, we are optimistic as we head into 1999. The U.S. economic picture remains relatively strong, and interest rates remain low. These are both positive factors for companies and, therefore, for the stock market.

As we look ahead into 1999, we are concerned with the historically high valuations of many of the large stocks that have been driving the market for the past several years. Currently, the valuations of mid-sized companies are more attractive than larger companies, and so we expect to focus our attention in this area. Mid-sized companies (generally between $1 billion and $7 billion in size) are typically stronger, better managed and more liquid than smaller companies. Even so, today they sell at significant discounts to larger firms. While it may take others some time to see the value we recognize today, we believe we will ultimately be rewarded for our patience.


Respectfully,

J. Rodman Wright

J. Rodman Wright
Portfolio Manager

[SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Capital Growth Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                               91%
Short-Term Cash Equivalents                       7%
International Common Stocks                       1%
Depositary Receipts for International Stocks      1%

Geographical Distribution
(As a percentage of equity holdings)

Technology               16%
Financial                15%
Utilities                14%
Consumer Cyclicals       12%
Consumer Staples         12%
Capital Goods             8%
Basic Materials           6%
Healthcare                6%
Energy                    5%
Other                     6%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

 NCR Corp.                                  3.63%
 Frontier Corp.                             2.94
 McDonald's Corp.                           2.92
 Viacom, Inc. (Class B) (Non-voting)        2.74
 Sealed Air Corp.                           2.28

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                12/31/98    12/31/97
Net Asset Value per Share       $14.49      $16.15
Accumulation Unit Value          1.5300      1.6153


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $0.099      $0.659          $0.371

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Capital Growth Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.


[TABULAR REPRESENTATION OF LINE CHART]

                        Capital                   S&P 500
                   Growth Portfolio*               Index
3/95                     10,000                   10,000
                         10,650                   11,362
                         11,980                   12,262
12/95                    11,713                   12,998
                         12,624                   13,695
                         13,527                   14,308
                         13,141                   14,747
12/96                    13,473                   15,974
                         14,268                   16,405
                         15,541                   19,263
                         17,559                   20,704
12/97                    16,800                   21,296
                         18,652                   24,261
                         18,228                   25,059
                         14,411                   22,571
12/98                    16,125                   27,370

The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio         13.25%
(3/1/95)
1 Year                    -4.02

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                    If           If
Period            Held**     Redeemed***
Life-of-           11.71%       10.95%
Portfolio
(3/1/95)
1 Year             -5.28       -10.11

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                   If          If
Period           Held**    Redeemed***
Life-of-         11.71%       10.56%
Portfolio
(3/1/95)
1 Year           -5.28       -11.25

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Growth Shares Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

Growth Shares Portfolio rode out 1998's tumultuous stock market to finish with a flourish, outperforming the Standard & Poor's 500 Index. Although late summer seemed to signal the end of the United States' historic bull run, interest rate cuts in the United States and the International Monetary Fund's attempts to stabilize emerging markets overseas brought the bull roaring back in the last quarter of the year.

The Portfolio generated a total return of 32.60% at net asset value for the year, outperfoming the S&P 500's 28.73% return for the same period. The 150 Variable Annuity Growth Portfolio tracked by Lipper, Inc. had an average return of 24.63%. (Lipper is an independent research firm that tracks annuity portfolio performance.)

This performance did not occur in a straight line though. The year was marked by considerable volatility. Including two distinct steps forward - one early and one late in the year - and one step back in the summer. While disconcerting, this pattern produced exceptional returns for those who stayed invested.

Volatility's affect at home and abroad

The volatility was created by two factors. First, the weakness in many of the world's emerging market economies clearly affected companies that do large volumes of business overseas. We saw stocks of huge multi-national companies such as Coca-Cola, Gillette and Wrigley drop abruptly, thanks to these global developments. However, despite these shorter-term economic problems abroad, we remain very positive on the long-term potential of these companies. Periods of market uncertainty allow great companies to increase market share and enhance their long-term competitive advantages. We used this period of share price weakness to increase the Portfolio's holdings in many dominant business franchises.

Second, many deflationary trends became evident this past year. With product prices remaining steady or even dropping, it made it difficult for companies to recoup costs and put pressure on earnings growth.

More quickly than most, technology and drug stocks shook off these worries and helped propel the Portfolio to strong returns. Holdings in Dell Computer, Microsoft, Pfizer and Walgreen's all provided significant returns.

Focus on High-Quality Growth Companies

The Portfolio continued to maintain its focus on high-quality, growth companies in 1998 - companies we can own for many years. We believe that superior long-term returns can best be generated by businesses with three attributes: competitive advantages that erect high barriers to market entry by potential competitors, solid growth potential and high-quality, ethical management.

A terrific example of the type of company we like, and why, is Berkshire Hathaway, the insurance and investment vehicle run by Warren Buffett. Berkshire this year acquired General Re Corp., the largest re-insurance company in the United States This acquisition caused us to take a long, hard look at Berkshire and we liked what we saw. Before General Re, Berkshire already owned some of the best insurance properties in the world. One is auto insurance titan Geico, which is building a dominant position in the growing insurance industry. And, of course, a world-renowned manager and investor runs the company. That is the kind of "triple threat" that we are looking for, and Berkshire Hathaway is now the largest holding in the Portfolio.

Looking forward into the economic trends of the new year is always a shaky proposition. We prefer to closely study current and potential investments. As always we look past any uncertainty near term and focus on a company's long-term competitive position and growth potential. Our belief is that this investment philosophy will help us offer you solid long-term returns.


Respectfully,

/s/ Jeffrey Poppenhagen

Jeffrey Poppenhagen,
Portfolio Manager

[SIDE BAR]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Growth Shares Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                               93%
Short-Term Cash Equivalents                       4%
Depositary Receipts for International Stocks      2%
International Preferred Stocks                    1%


Sector Distribution
(As a percentage of equity holdings)

Consumer Staples                31%
Financial                       20%
Technology                      13%
Healthcare                      12%
Capital Goods                    9%
Basic Materials                  8%
Consumer Cyclicals               7%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Berkshire Hathaway, Inc.        8.03%
Monsanto Co.                    6.82%
The Gillette Co.                5.54
Progressive Corp.               5.28
Sealed Air Corp.                5.24

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/98   12/31/97
Net Asset Value per Share       $20.34     $15.34
Accumulation Unit Value          1.3329     1.0203


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $ 0.001        -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth Shares Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.

[TABULAR REPRESENTATION OF LINE CHART]

                      Growth Shares                S&P 500
                       Portfolio*                   Index
10/97                    10,000                     10,000
12/97                    10,160                     10,463
                         10,227                     10,643
                         10,460                     10,760
                         11,527                     11,536
                         11,773                     12,126
                         12,273                     12,250
6/98                     12,080                     12,039
                         12,574                     12,528
                         12,374                     12,395
                         10,687                     10,604
                         11,094                     11,284
                         12,041                     12,200
                         12,621                     12,940
12/98                    13,561                     13,701


The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Cumulative Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio       29.74%
(10/31/97)
1 Year                  32.60

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                      If          If
Period              Held**    Redeemed***
Life-of-             27.87%      22.93%
Portfolio
(10/31/97)
1 Year               30.64       24.64

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                    If           If
Period            Held**     Redeemed***
Life-of-           27.87%      22.10%
Portfolio
(10/31/97)
1 Year             30.64       23.64

The Portfolio began operations on 10/31/97.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Real Estate Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

It was tough going for real estate investment trusts (REITs) during the 12 months ended December 31, 1998. In a complete reversal from the performance of the previous year, the REIT market encountered a number of difficulties in addition to the dramatic bouts of volatility in the broader stock and bond markets. As a result, Real Estate Growth Portfolio closed fiscal 1998 with a total return of -18.74% at net asset value. This compares with the -15.58% average return posted by the 14 funds in the Lipper, Inc. Variable Annuity Real Estate Portfolio category. Despite disappointing share price performance, the Portfolio paid strong dividends throughout the year. (Lipper is an independent firm that reports annuity Portfolio performance).

Market influences outweigh strong industry fundamentals

Several factors outside of the business fundamentals of the real estate industry hurt REITs in 1998. New legislation eliminated some of the tax-advantages of "paired-share" REITs, which hobbled the performance of the hotel and office sectors for much of the period. The growth rate of earnings across the industry began to slow slightly, causing momentum investors to leave the group in search of a faster growing arena. A note of caution from the Federal Reserve about bank lending to REITs also propelled the market downward. Then in the fall, the credit crunch combined with an unprecedented halt in trading within the commercial mortgage-backed securities market completed the rout.

Although it may appear that news from the REIT sector is all negative, a closer look reveals an industry that featured very strong underlying fundamentals throughout the year. And it still does. Indeed, most all of the Portfolio's holdings met or exceeded our expectations for corporate performance and profitability. Funds from operations, a measure of earnings growth, remained in the double digits, and we anticipate that this important indicator of profitability will be in the 10% range in 1999. In fact, many of the Portfolio's securities increased their dividend payout in 1998.

Other good news comes from acquisitions, which continue to take place and remain a solid source of growth potential. Furthermore, today's higher rents have pushed up the price of lease renewals, bolstering internal growth prospects as tenants roll over leases.

Performance contributors and detractors

Starwood Hotels & Resorts, Patriot American Hospitality and AMRESCO, were three holdings whose performance hurt the Portfolio. The general pullback from hotel REITs hurt Starwood and Patriot while financial missteps and difficulty repaying debt further added to Patriot's problems. AMRESCO fell victim to the crisis in the commercial mortgage-backed securities market. Both Starwood and AMRESCO have since bounced back from their lows and Patriot is making concerted efforts to address its financial situation. Simon Property Group, Macerich and Developers Diversified Realty were three retail REITs that produced strong performance relative to the performance of the industry as a whole. Cousins Properties posted notable performance, returning more than 15% in 1998.

Outlook

Though the possibility of a recession continues to loom in some investors' minds, our research suggests that the possibility is slight. The national and local economies are healthy, inflation is low, and in general, U.S. corporate profitability remains intact despite global economic swings. We are not overly concerned about the fiscal ills currently plaguing many nations because history shows that REITs tend to be relatively insulated from world events. Because our primary focus is the real estate industry's fundamental condition - which is quite positive - we enter fiscal 1999 anticipating a rebound in REIT stocks. In the meantime, the relatively high real income generated by REITs pays the Portfolio and, in turn, shareholders, to wait. We will maintain a steady course going forward and target the REIT sectors and individual securities we believe will benefit the Portfolio over time.

Respectfully,

/s/ Robert W. Benson

Robert W. Benson
Portfolio Manager

[SIDE BAR]

Real-estate related investments involve specific risks, including those related to general and local economic conditions and individual properties.

The Portfolio's investment adviser, Pioneer Investment Management, Inc. reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Real Estate Growth Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                               96%
Short-Term Cash Equivalents                       4%


Sector Distribution
(As a percentage of equity holdings)

Real Estate Investment Trust               86%
Real Estate Services                       11%
Services                                    3%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Cousins Properties, Inc.                       4.78%
Prentiss Properties Trust                      4.30
Charles E. Smith Residential Realty, Inc.      4.29
Mack-Cali Reality Corp.                        4.12
Bedford Property Investors, Inc.               4.00

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                               12/31/98   12/31/97
Net Asset Value per Share       $13.07     $16.90
Accumulation Unit Value          1.4819     1.8494


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $ 0.560     $  0.151           -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Real Estate Growth Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

                                                        Wilshire
                 Real Estate           S&P             Real Estate
              Growth Portfolio*      500 Index       Securities Index
3/95               10721              10953               10435
                   11564              11823               10930
12/95              11696              12533               11322
                   12020              13206               11800
                   12316              13796               12360
                   13548              14221               13090
12/96              15875              15406               15497
                   16178              15820               15781
                   16875              18579               16507
                   19340              19969               18565
                   19105              23406               18425
                   18090              24182               17579
                   15670              21780               15477
12/98              15629              26444               15292



Index comparisons begin 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate securities. The Index is 94% REITs (real estate investment trusts) (equity and hybrid) and 6% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio        12.33%
(3/1/95)
1 Year                  -18.74

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                    If          If
Period            Held**    Redeemed***
Life-of-          10.78%      10.00%
Portfolio
(3/1/95)
1 Year           -19.87      -23.96

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                    If          If
Period            Held**    Redeemed***
Life-of-          10.78%       9.60%
Portfolio
(3/1/95)
1 Year           -19.87      -24.92

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Growth and Income Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

Growth and Income Portfolio had a terrific year, generating a 26.12% total return at net asset value. The Portfolio's return handily outperformed the 16.54% average return posted by the 155 funds in the Lipper, Inc. Variable Annuity Growth and Income Portfolio category.

The year, marked by a great deal of turbulence and volatility in share price, ended pretty well. Earnings growth remained a key issue throughout 1998, but few forecasters seemed to think growth would stop or that a recession would set in. Interest rates remained quite manageable, and inflation was very modest. All in all, the investment climate was favorable, and the Portfolio benefited handsomely from staying substantially invested in equities throughout the year.

Investing with an Eye on the Future

If there was any theme to our investing over the last year, it was to stick with the same strategy we have always had, which is forward-looking and value-based. Of course the stocks encompassed by it will vary as necessary from one market cycle to the next, and from one stage of our national business development to the next.

One thing we have observed is strong interest in newer, "growth" industries. While we could not accept the astronomical prices of many internet stocks, the Portfolio successfully invested in many other technology stocks. We also found opportunities in other growth areas such as healthcare, telecommunications and financial services. The difference between our approach and that of a "momentum" investor is that, in many cases, we attempt to identify promising stocks when they are much less well known. Many of the Portfolio's biggest gains in 1998 were on stocks that we have held for quite some time.

Diverse Portfolio Boosts Performance

Earnings growth for many technology companies, such as IBM and Sun Microsystems, was ahead of expectations and helped to fuel performance. Drug and pharmaceutical holdings also turned in gains, including Bristol-Myers Squibb and Schering-Plough. Telephone companies, for example BellSouth and Bell Atlantic, made positive contributions. Major retailers, Wal-Mart Stores and Walgreen, also posted impressive results, especially at the end of the year when holiday sales reports were higher than most predictions.

Many of the Portfolio's financial services stocks struggled during the year. Especially disappointing were the property and casualty insurance companies, such as Chubb Corp., and companies that produce capital goods, most notably the machinery and manufacturing sectors, including Caterpillar and Timken.

Compared with this time last year, there are a number of new holdings and also some deletions. The largest purchases in the most recent months included oil company Atlantic Richfield and retailer Dollar General. The Portfolio received shares in cellular telephone company Sprint PCS as a spin-off from Sprint. Mergers affected four positions in the fourth quarter. The Portfolio booked gains on Amoco after it was taken over by British Petroleum and received shares of DaimlerChrysler in exchange for holdings in Chrysler. Shares of Banc One came in exchange for First Chicago NBD, and shares of Washington Mutual were received in exchange for those of H.F. Ahmanson.

Outlook

As the stock market has continued to advance over the past four years, we have often suggested caution. There has never been another period when the Standard & Poor's 500 has produced such large gains over such an extended period of time. As we look ahead, we could foresee the possibility of lower returns than in recent years. But, as we saw over the course of 1998, markets can be very unpredictable. We will continue to manage the Portfolio by taking a long-term view - focusing on companies we think can grow their sales and earnings - because these are the factors that will ultimately determine if stock prices rise or fall.

Respectfully,

/s/ John A. Carey

John A. Carey
Portfolio Manager

[SIDE BAR]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Growth and Income Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                               93%
Depositary Receipts for International Stocks      5%
Short-Term Cash Equivalents                       2%


Sector Distribution
(As a percentage of equity holdings)

Financial                    22%
Technology                   16%
Healthcare                   15%
Communication Services       12%
Consumer Cyclicals           11%
Consumer Staples              9%
Capital Goods                 5%
Energy                        4%
Basic Materials               3%
Other                         3%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Schering-Plough Corp.               4.23%
IBM Corp.                           2.56
The Bank of New York Co., Inc.      2.54
BellSouth Corp.                     1.99
Charles Schwab Corp.                1.93

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                              12/31/98   12/31/97
Net Asset Value per Share      $19.76    $15.80
Accumulation Unit Value         1.3108    1.0525


Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 12/31/98      Dividends   Capital Gains   Capital Gains
                         $ 0.150        -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Growth and Income Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.


                             Growth and               S&P
                          Income Portfolio*        500 Index

10/97                          10000                 10000
                               10473                 10463
12/97                          10543                 10643
                               10790                 10760
                               11490                 11536
                               11944                 12126
                               11944                 12250
                               11663                 12039
6/98                           11964                 12528
                               11877                 12395
                               10315                 10604
                               10985                 11284
                               11986                 12200
                               12557                 12940
12/98                          13296                 13701




The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Cumulative Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio       27.57%
(10/31/97)
1 Year                  26.12

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                      If          If
Period              Held**    Redeemed***
Life-of-            26.05%      21.10%
Portfolio
(10/31/97)
1 Year              24.54       18.54

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                     If          If
Period             Held**    Redeemed***
Life-of-           26.05%      20.27%
Portfolio
(10/31/97)
1 Year             24.54       17.54

The Portfolio began operations on 10/31/97.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Equity-Income Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

The last 12 months included some very interesting and volatile times for stock investors. A tremendous rally in the first two quarters of 1998, culminating in the middle of July, was totally reversed over the next two months. Then, in the autumn, a new rally occurred, prompted by a reduction in interest rates by the Federal Reserve.

Equity-Income Portfolio returned an impressive 21.80% for the year at net asset value, far outpacing the 15.84% average return posted by the 35 funds in the Lipper, Inc. Variable Annuity Equity Income Portfolio category. The total return reflects the increase in net asset value from $18.14 per share on December 31, 1997 to $21.44 on December 31, 1998 and the reinvestment of $0.386 per share in income dividends and $0.219 in capital gains distributions.

The bias toward growth-oriented stocks showed in the 28.73% return of the Standard & Poor's 500 Index. While the Portfolio did not keep pace with the S&P 500's breakneck advances, it did very well during the turbulent, downward legs. From the end of July through October, for example, the S&P 500 was down 1.55% but the Portfolio rose 1.64%. We were gratified by the results, since we've worked to structure the Portfolio to be resilient during difficult markets.

Well Rounded Portfolio

For Equity-Income Portfolio, we emphasize companies with relatively stable and predictable streams of earnings and cash flow that should allow them to support regular dividend payments and to increase dividends over time. These companies are often described by investors as "defensive" stocks, but we are also attracted to them for their longer-term growth prospects.

We also concentrate on larger enterprises. Although we can and do select companies of various sizes, the Portfolio's major positions and the bulk of assets are invested in larger companies that we think are fundamentally strong. Larger capitalization, more mature sectors of the market are also more likely to offer the dividend income we seek.

Holdings in utilities, communications services - including many of the Baby Bells - and oil and gas companies, such as Baltimore Gas & Electric, performed well over the difficult summer months of the market correction. During the more upbeat months, pharmaceutical, consumer goods and financial stocks were especially lustrous. Examples include Johnson & Johnson, Sara Lee and The Bank of New York.

Going Forward

Our principal concern as we look out over the next couple of quarters relates to the historically high price-to-earnings multiples on many leading stocks. This is particularly important in what may be a period of more slowly growing earnings. Naturally, we also pay attention to economies abroad and their potential to limit exports or other foreign sales opportunities. However, there is never a situation where everything is "just right."

We think the key to making money in the stock market is to buy shares at a reasonable valuation. This is where our strength and experience in securities analysis comes in. We work constantly at finding the best companies selling at the best prices. But because stock prices rarely move up steadily - and in case they actually drop over some period of time - we also add an attractive stream of dividends to the Portfolio. Investors looking for the potential for long-term returns can benefit from having a portion of their assets invested in well-established companies with compelling valuations and solid growth prospects.


Respectfully,

/s/ John A. Carey

John A. Carey
Portfolio Manager

[SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Equity-Income Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                               96%
U.S. Convertible Securities                       3%
Short-Term Cash Equivalents                       1%


Sector Distribution
(As a percentage of equity holdings)

Financial                        23%
Communication Services           19%
Healthcare                       12%
Utilities                        11%
Consumer Staples                  7%
Consumer Cyclicals                7%
Energy                            6%
Technology                        5%
Basic Materials                   5%
Other                             5%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of equity holdings)

Schering-Plough Corp.       4.83%
Ameritech Corp.             3.17
Sprint Corp.                3.12
GTE Corp.                   2.85
Ford Motor Co.              2.75

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions



                              12/31/98   12/31/97
Net Asset Value per Share      $21.44     $18.14
Accumulation Unit Value         2.2300     1.8514


Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 12/31/98      Dividends   Capital Gains   Capital Gains
                         $ 0.386     $  0.101        $  0.118

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Equity-Income Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index.

                     Equity-Income              S&P
                      Portfolio*             500 Index
3/95                    10000                  10000
                        10280                  10375
                        10990                  11362
                        12290                  12262
12/95                   12362                  12998
                        12778                  13695
                        12881                  14308
                        13189                  14747
12/96                   14240                  15974
                        14745                  16405
                        16867                  19263
                        18202                  20704
12/97                   19257                  21296
                        21434                  24261
                        21635                  25059
                        20388                  22571
12/98                   23455                  27370




The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*


Period
Life-of-Portfolio   24.86%
(3/1/95)
1 Year              21.80

--------------------------------------------------------------------------------
  Accumulation Unit Value

     Pioneer Vision 2



                  If          If
Period          Held**    Redeemed***
Life-of-     23.24%      22.66%
Portfolio
(3/1/95)
1 Year       20.45       14.45

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision


                   If          If
Period           Held**    Redeemed***
Life-of-         23.24%      22.36%
Portfolio
(3/1/95)
1 Year           20.45       13.45

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

Balanced Portfolio completed a busy year on December 31, 1998. The period encompassed dramatic ups and downs in the financial markets and a rebalancing of the Fund's asset allocation. In the following discussion, we provide some insight into the Fund's repositioning and our expectations for its performance going forward.

There's no denying that the Portfolio had a tough year. The Portfolio's net asset value fell from $14.99 to $14.47 during the 12 months, resulting in a return of 2.64%. The 52 Variable Annuity Balanced Portfolios tracked by Lipper, Inc. posted an average return of 14.77% for the same period. The Portfolio's weak performance is partly the result of holdings in smaller technology companies, which were hurt by Asia's economic turmoil. Investments in real estate investment trusts (REITs) also took a toll. Despite their attractive income payments, these stocks suffered from low investor demand. We sold all of these as we rebalanced the Portfolio.

Overall, though, the largest factor working against the Portfolio was our "value" strategy, which did not fare well amidst investors' seemingly insatiable appetite for the rapid earnings potential of growth stocks. By contrast, value investing focuses on stocks, regardless of company size, that are out of favor and selling at prices below their true worth - creating the potential for significant long-term appreciation.

The Portfolio's asset allocation remained fairly steady throughout the year - 50% stocks, about 40% bonds and the small remainder in short-term cash equivalents. Within the equity portion, we've started placing greater emphasis on high-quality, large-capitalization stocks, which can provide good opportunities for "value" investing. We look for established companies facing short-term economic or industry-specific pressures, which contribute to uncertainty and lower stock prices relative to their future earnings power.

Energy holdings Exxon and Chevron pay attractive dividends and are experiencing solid appreciation, especially in light of recent megamerger announcements. Takeover activity is likewise sparking enthusiasm for financial stocks.

Greater Focus on Income

The Portfolio's twin investment objectives of capital growth and current income have not changed. However, we've changed the way we're trying to achieve these two goals. The Portfolio now has greater emphasis on income-producing investments of all kinds - dividend-paying stocks, corporate bonds and mortgage-backed securities. Dividends are generally a stable and predictable source of return and can contribute greatly to overall performance.

When the stock market turned down briefly this fall, we increased the Portfolio's holdings in corporate bonds, including retailer Saks. We also took profits on Treasury bonds and invested the proceeds in mortgage-backed securities. The moves boosted the Portfolio's yield and may contribute to capital appreciation over the longer term.

More Volatility Ahead

The new year is likely to be just as volatile as 1998, making price protection and income all the more important. The Portfolio's value orientation is an inherently lower risk equity strategy, because investor expectations are low. Given its emphasis on "value" stocks, we anticipate the Portfolio's future performance will fall somewhere between that of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. We believe our efforts should reduce overall market risk and help the Portfolio steer a smoother and potentially more profitable course in 1999.


Respectfully,

/s/ Tin Chan                             /s/ Eric Weigel

Tin Chan                                 Eric Weigel
Portfolio Manager                        Portfolio Manager

[SIDE BAR]

On September 1, William C. Field, passed the reins of Pioneer Balanced Portfolio to a new investment team. Eric Weigel, who joined Pioneer in August of 1998 with 10 years of industry experience, is the leader of Pioneer's quantitative analysis efforts. He makes overall decisions for the allocation of assets in the Fund. Tin Chan, who also joined us in August, has six years of industry experience and manages the equity holdings of the Fund. The fixed income team manages the bond portfolio.

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Balanced Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                     48%
Corporate Bonds                        23%
U.S. Government Agency Obligations     13%
Short-Term Cash Equivalents             9%
U.S. Treasury Obligations               6%
International Common Stocks             1%


Sector Distribution
(As a percentage of long-term holdings)

Financial                             22%
U.S. Government Securities            21%
Consumer Cyclicals                    12%
Energy                                 9%
Technology                             7%
Communication Services                 7%
Capital Goods                          7%
Consumer Staples                       6%
Basic Materials                        3%
Other                                  6%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of long-term holdings)

U.S. Treasury Bonds, 6.5%, 10/15/06                           4.52%
Exxon Corp.                                                   2.89
Ford Motor Co.                                                2.67
US West Communications Group, Inc.                            2.48
Government National Mortgage Association, 6.0%, 11/15/28      2.39

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                            12/31/98   12/31/97
Net Asset Value per Share   $14.47    $14.99
Accumulation Unit Value      1.5407    1.5161


Distributions per Share  Income      Short-Term      Long-Term
(12/31/97 - 12/31/98)    Dividends   Capital Gains   Capital Gains
                         $0.416      $0.337          $0.184

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Balanced Portfolio, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Government/Corporate Bond Index.

                                                          Lehman Brothers
                                                        Government/Corporate
                Balanced Portfolio     S&P 500 Index        Bond Index
3/95                  10000                10000              10000
                      10598                10953              10649
                      11774                11823              10853
12/95                 11847                12533              11359
                      12206                13206              11093
                      12437                13796              11144
                      12700                14221              11340
12/96                 13536                15406              11687
                      13523                15820              11586
                      14882                18579              12007
                      16120                19969              12428
12/97                 15920                20543              12827
                      17058                23406              13022
                      16921                24182              13362
                      15851                21780              14023
12/98                 16341                26444              14042




Index comparisons begin 3/31/95. The S&P 500 Index is a unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of investment-grade domestic and Yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indexes.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio        14.23%
(3/1/95)
1 Year                    2.64

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2


                    If          If
Period            Held**    Redeemed***
Life-of-          12.66%      11.91%
Portfolio
(3/1/95)
1 Year             1.63        -3.56

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                  If           If
Period          Held**     Redeemed***
Life-of-        12.66%        11.53%
Portfolio
(3/1/95)
1 Year           1.63         -4.78

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

Swiss Franc Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

It was a very good year for conservative investors and Swiss Franc Bond Portfolio. The Portfolio returned 9.48% at net asset value for the year ended December 31, 1998, benefiting from the strength of the Swiss franc and lower interest rates which increased the value of our bond holdings. The Portfolio surpassed its investment goal of staying close to the return of Swiss franc, up 6.51% against the U.S. dollar for the period. Assets in the Portfolio nearly doubled from $22 million at the start of the year to $41 million by year-end.

To help us track the value of the Swiss franc, we invest in Swiss franc-denominated bonds with a maturity of three to five years. As of December 31, 1998, over 66.8% of the Portfolio's investments were rated AA+ bonds or better. (These ratings apply to underlying investments not Portfolio shares.) The average maturity of the bonds in the Portfolio dropped slightly over the course of the year to 3.29 years.

Why the Swiss Franc

Historically, the Swiss franc has been a strong currency in times of economic volatility. This proved to be true in 1998. A country's currency signals to the rest of the world the state of its internal affairs, especially in relation to other global market participants. Bad loans, inflation, poor trade balances and civil strife are symptoms that affect the value of a country's currency relative to others around the world. Across wars and economic hard times, through Switzerland's political neutrality and tight economic controls, the Swiss franc has played the role of safe haven against the world's economic uncertainties.

Market Volatility Led to Portfolio Success

Over the last several years, a decline in inflation across the globe and the credibility of global central banking have lowered the Swiss franc's comparative advantage to other currencies as a safe haven for conservative investors. There is, for instance, the perception that the euro, with its own independent central bank, will be strong competition for the Swiss franc as the world's reserve currency. However, with the return of global market volatility in 1998, the Swiss franc and your Portfolio benefited.

Early in the year the Portfolio's performance suffered from the strength of the U.S. dollar, and especially the Swiss franc's underperformance versus other major currencies like the dollar and deutschmark. Because of the United States' relatively high interest rates and its strength, it continued to attract capital from around the world. However, after Russia's default on loans and the ensuing world wide economic turmoil in late summer, the appeal and strength of the Swiss franc increased. While the economic volatility renewed interest in the Swiss franc and helped the Portfolio's holdings, it also detracted slightly. Corporate bond prices dipped because of the economic uncertainty but rebounded when central banks around the world began to drop interest rates to forestall economic panic.

Looking Forward

With global volatility a strong possibility and the prospect of Y2K problems (perceived or real) unsettling investors as the millennium draws to a close, we believe Swiss Franc Bond Portfolio may do well again in 1999. Another positive factor for the Portfolio would be the reversal of "europhoria." Should the Continent's new economic union and its currency become over-politicized, or if an economic slowdown sparks lower interest rates, the Swiss franc could benefit. However, if economic volatility remains low, the dollar and the euro strong, the Swiss franc and consequently the Portfolio would most likely not fare as well. Either way, we believe Swiss Franc Bond Portfolio is a viable candidate for conservative investors.


Respectfully,

/s/ Salvatore Pramas

Salvatore Pramas
Portfolio Manager

[SIDE BAR]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

Swiss Franc Bond Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98


Portfolio Diversification
(As a percentage of total investment portfolio)

Corporate Bonds                         53%
Foreign Government Bonds                27%
Short-Term Cash Equivalents             20%


Geographical Distribution
(As a percentage of debt holdings)

United States                 14%
Netherlands                   13%
France                        12%
Canada                        11%
Germany                       10%
Philippines                    6%
Sweden                         6%
Belgium                        5%
Norway                         5%
Austria                        5%
Denmark                        4%
Other                          9%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

Asian Development Bank, 7.375%, 11/27/00       6.27%
AB Spintab, 3.25%, 1/24/02                     5.75
Province of Ontario, 6.25%, 11/27/03           5.09
Statoil, 4.125%, 9/20/01                       5.03
Merrill Lynch & Co., 3.0%, 4/8/02              4.97

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                              12/31/98   12/31/97
Net Asset Value per Share      $13.22     $12.50
Accumulation Unit Value         0.8726     0.8083


Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 12/31/98      Dividends   Capital Gains   Capital Gains
                         $0.456         -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the value of an investment made in Swiss Franc Bond Portfolio, compared to the growth of the Merrill Lynch Global Bond Index.

                  Swiss Franc           Merrill Lynch
                Bond Portfolio*       Global Bond Index
11/95              10000                    10000
                   10013                    10110
                    9807                     9944
                    9244                     9991
                    9416                    10246
12/96               8931                    10515
                    8399                    10205
                    8379                    10543
                    8372                    10740
12/97               8313                    10845
                    8100                    10968
                    8079                    11196
                    8978                    11935
12/98               9101                    12231




Index comparison begins 11/30/95. The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*

Period
Life-of-Portfolio    -2.85%
(11/1/95)
1 Year               9.48

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2


                    If          If
Period            Held**    Redeemed***
Life-of-          -4.21%      -5.25%
Portfolio
(11/1/95)
1 Year             7.96        2.46

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                     If          If
Period             Held**    Redeemed***
Life-of-           -4.21%      -5.87%
Portfolio
(11/1/95)
1 Year              7.96        1.16

The Portfolio began operations on 11/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

PIONEER VARIABLE CONTRACTS TRUST

America Income Portfolio

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

For investors in U.S. government securities, 1998 was a rewarding but challenging year, as price swings became the hallmark of the credit markets. As is often the case, turbulence gave way to longer-term opportunity. Ultimately, interest rates fell to historic lows, driving bond prices significantly higher. The yield on the 30-year U.S. Treasury bond fell from 5.92% on December 31, 1997, to an all-time low of 4.72% on October 5, 1998 before closing the year at 5.10%.

America Income Portfolio produced a solid return and a competitive level of income over the past 12 months. The Portfolio paid a total of $0.548 per share in income dividends and rose $0.25 in share price. On December 31, 1998, the Portfolio's net asset value (NAV) stood at $10.29 per share versus $10.04 on December 31, 1997. This increase in share price, plus the reinvestment of dividends produced a total return of 8.15%, based on net asset value, for the Portfolio's 1998 fiscal year. In comparison, the Lehman Brothers Government Bond Index returned 9.85%.

A Tale of Two Economies

Two vastly different investment environments existed in 1998. In the first half of the year, investors focused on robust U.S. economic growth, debating whether or not the economy's strength would rekindle inflation. However, in the second half, financial markets became increasingly fragile as economic problems affected many global economies. Anticipating the worst, investors sought the safety and liquidity of U.S. Treasurys. Their demand sparked a "flight-to-quality" that pushed prices up and yields to all-time lows. Also, in response to events overseas, the Federal Reserve lowered the federal funds rate three times in the fall of 1998 - from 5.50% to 4.75% - to increase liquidity, reduce volatility and calm credit markets, both internationally and domestically. By year-end, the markets had begun to stabilize and interest rates rose, but still remained low by historical standards.

From an investment standpoint, the "flight-to-quality" created good values in other segments of the U.S. bond market. As economic trouble overseas translated into increased credit risk for U.S. companies, prices fell, yields rose for mortgage backed securities and corporate bonds. These other groups eventually provided extremely attractive relative value.

Liquidity and Relative Value Generate Attractive Total Return

Throughout 1998, our strategy emphasized total return and relative value while maintaining a high degree of liquidity and high standards for quality and diversification. We emphasized Treasurys in the first half of the year to build liquidity, which made it easier to adjust to changing interest rate environments. We also invested in callable agencies, gaining an attractive yield advantage over Treasurys. A "callable" bond will have a predetermined date set on which the issuer has the option of redeeming the bond prior to its maturity date.

In the second half of the year, we reduced the allocation to Treasurys. Instead, we increased the Fund's holdings in mortgage-backed securities from 26% on June 30, 1998 to 45% on December 31, 1998, to take advantage of the substantial yield they provided over U.S. Treasurys. We focused on newly issued Government National Mortgage Association (GNMA) securities because of their tendency for lower prepayments (the ability of a homeowner to refinance their current mortgage at a lower interest rate) and, to a lesser degree, on Federal National Mortgage Obligation (FNMA) securities.

Looking Ahead

As we head into the first half of 1999, we are cautiously optimistic about bonds. We think the current condition of the U.S. economy bodes well for continued low interest rates. Further, in our opinion, last year's market turmoil created considerable opportunity for agile investors to capture attractive yields and low prices. Over the next few months, these price disparities among various types of bonds should close, to reflect more historical standards and generate attractive returns.

Respectfully,

/s/ Sherman B. Russ

Sherman B. Russ,
Portfolio Manager

[SIDE BAR]

We recently changed, and we think strengthened, the Fund's management team. We are pleased that Kenneth J. Taubes joined us in September, bringing with him 13 years of investment experience. He and Sherman B. Russ, who has worked with the Portfolio since its inception, supervise the fixed-income team of portfolio managers and analysts responsible for the day-to-day management of the Portfolio.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

[END SIDE BAR]

PIONEER VARIABLE CONTRACTS TRUST

America Income Portfolio

PORTFOLIO AND PERFORMANCE UPDATE 12/31/98

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations           72%
U.S. Treasury Obligations                    24%
Short-Term Cash Equivalents                   4%


Portfolio Maturity
(Effective life as a percentage of total investment portfolio)

0-2 Years                    11%
2-5 Years                    29%
5-7 Years                    12%
7-10 Years                   36%
10-20 Years                   4%
20+ Years                     8%


--------------------------------------------------------------------------------
Five Largest Holdings
(As a percentage of debt holdings)

U.S. Treasury Notes, 7.0%, 7/15/06                            10.64%
U.S. Treasury Notes, 6.25%, 8/15/23                            7.03
Government National Mortgage Association, 6.0%, 10/15/28       5.38
U.S. Treasury Bonds, 7.25%, 5/15/16                            3.70
Federal National Mortgage Association, 6.5%, 11/1/28           3.65

Holdings will vary for other periods.

--------------------------------------------------------------------------------
Prices and Distributions

                                12/31/98    12/31/97
Net Asset Value per Share       $10.29      $10.04
Accumulation Unit Value          1.1878      1.1141


Distributions per Share  Income      Short-Term      Long-Term
12/31/97 - 12/31/98      Dividends   Capital Gains   Capital Gains
                         $0.548         -               -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the value of an investment made in America Income Portfolio, compared to the growth of the Lehman Brothers Government Bond Index.

                                               Lehman Brothers
                 America Income                   Government
                  Portfolio*                      Bond Index
3/95                10000                           10000
                    10109                           10620
                    10432                           10809
12/95               10574                           11302
                    10320                           11046
                    10339                           11098
                    10479                           11285
12/96               10712                           11615
                    10615                           11520
                    10967                           11919
                    11288                           12318
12/97               11616                           12727
                    11758                           12919
                    11991                           13261
                    12560                           13994
12/98               12563                           13981




Index comparison begins 3/31/95. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

[SIDE BAR]

Average Annual Total Returns
(As of December 31, 1998)
--------------------------------------------------------------------------------
Net Asset Value*


Period
Life-of-Portfolio   6.11%
(3/1/95)
1 Year              8.15

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision 2

                   If            If
Period           Held**      Redeemed***
Life-of-         4.68%         3.75%
Portfolio
(3/1/95)
1 Year           6.61          1.17

--------------------------------------------------------------------------------
Accumulation Unit Value
Pioneer Vision

                   If           If
Period           Held**     Redeemed***
Life-of-         4.68%       3.28%
Portfolio
(3/1/95)
1 Year           6.61        -0.11

The Portfolio began operations on 3/1/95.

All total returns shown assume reinvestment of distributions at net asset value.

* Reflects Portfolio performance only. Does not reflect insurance fees or surrender charges.

** Reflects deduction of a 1.25% mortality and expense risk charge and a 0.15% administrative expense charge. Does not reflect surrender charges.

*** Reflects deduction of a 1.25% mortality and expense risk charge, a 0.15% administrative expense charge and the applicable contingent deferred sales charge (CDSC), as if the contract were surrendered at the end of each period. The maximum CDSC of 7% declines over seven years; it is deducted only while the contract is in the surrender charge period. Returns do not reflect a $30 annual contract fee; this fee is applied only until the contract value reaches $50,000.

[END SIDE BAR]

Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Emerging Markets Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


  Shares                                                                           Value
----------                                                                    --------------
             INVESTMENT IN SECURITIES - 100%
             PREFERRED STOCKS - 8.1%
     100     Companhia Energetica de Minas Gerais (A.D.R.)                     $     1,850
      63     Telecomunicacoes Brasileiras SA (A.D.R.)                                4,579
      40     Telesp Celular Participacoes SA (A.D.R.)*                                 700
      16     Telesp Participacoes SA (A.D.R.)                                          354
     115     Tele Sudeste Celular Participacoes SA (A.D.R.)                          2,379
                                                                               -----------
              TOTAL PREFERRED STOCKS (Cost $10,542)                            $     9,862
                                                                               -----------
             COMMON STOCKS - 91.9%
             BASIC MATERIALS - 10.2%
             Construction (Cement & Aggregates) - 1.4%
     815     Siam City Cement Co., Ltd.*                                       $     1,766
                                                                               -----------
             Gold & Precious Metals Mining - 7.1%
     545     Gold Fields Ltd.*                                                 $     3,007
   2,700     Lihir Gold Ltd.*                                                        3,028
   1,450     TVX Gold Inc.*                                                          2,628
                                                                               -----------
                                                                               $     8,663
                                                                               -----------
             Metals Mining - 1.7%
   5,500     PT Aneka Tambang Tbk                                              $     1,117
   1,500     PT Tambang Timah Tbk                                                    1,008
                                                                               -----------
                                                                               $     2,125
                                                                               -----------
              TOTAL BASIC MATERIALS                                            $    12,554
                                                                               -----------
             CAPITAL GOODS - 1.4%
             Engineering & Construction - 1.4%
     225     Larsen & Toubro (G.D.R.)                                          $     1,766
                                                                               -----------
              TOTAL CAPITAL GOODS                                              $     1,766
                                                                               -----------
             COMMUNICATION SERVICES - 15.0%
             Cellular/ Wireless Communications - 7.8%
      70     Ceske Radiokomunikace AS (G.D.R.)*                                $     2,257
     440     Grupo Iusacell SA (Series L) (A.D.R.)*                                  3,136
     412     SK Telecom Co., Ltd. (A.D.R.)                                           4,197
                                                                               -----------
                                                                               $     9,590
                                                                               -----------
             Telecommunications (Long Distance) - 1.5%
   1,000     Asia Satellite Telecommunications Holdings Ltd.                   $     1,781
                                                                               -----------
             Telephone - 5.7%
     220     Mahanagar Telephone Nigam Ltd. (G.D.R.)                           $     2,722
   4,200     TelecomAsia Corp. Public Co., Ltd.*                                     1,820
     200     Videsh Sanchar Nigam Ltd. (G.D.R.)                                      2,475
                                                                               -----------
                                                                               $     7,017
                                                                               -----------
              TOTAL COMMUNICATION SERVICES                                     $    18,388
                                                                               -----------
             CONSUMER CYCLICALS - 7.0%
             Automobiles - 2.1%
     600     Tata Engineering & Locomotive Co. Ltd. (G.D.R.)*                  $     2,520
                                                                               -----------
             Building Materials - 2.0%
     975     Cemex SA de CV (Class B)                                          $     2,446
                                                                               -----------
             Retail (Specialty) - 2.0%
   2,015     Cifra SA de CV (Series C)*                                        $     2,482
                                                                               -----------
             Services (Commercial & Consumer) - 0.9%
 262,000     Net Holding AS*                                                   $     1,059
                                                                               -----------
              TOTAL CONSUMER CYCLICALS                                         $     8,507
                                                                               -----------
             CONSUMER STAPLES - 12.1%
             Broadcasting (Television/Cable/Radio) - 7.0%
     700     Benpres Holdings Corp. (G.D.R.)*                                  $     1,794
     350     Central European Media Enterprises Ltd.*                                2,297
     505     Grupo Radio Centro SA de CV (A.D.R.)                                    2,714
      73     Grupo Televisa SA (G.D.R.)*                                             1,802
                                                                               -----------
                                                                               $     8,607
                                                                               -----------
             Entertainment - 0.5%
     200     Corporacion Interamericana de Entretenimiento SA (Series B)*      $       545
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


  Shares                                                                           Value
----------                                                                    --------------
             Foods - 4.6%
   2,500     Daya Guna Samudera                                                $     1,617
     115     Grupo Industrial Maseca SA de CV (A.D.R.)                               1,430
     575     Thai Union Frozen Products Public Co. Ltd.                              2,515
                                                                               -----------
                                                                               $     5,562
                                                                               -----------
              TOTAL CONSUMER STAPLES                                           $    14,714
                                                                               -----------
             ENERGY - 3.1%
             Oil (International Integrated) - 3.1%
      70     MOL Magyar Olaj-Es Gazipari (G.D.R.)                              $     1,932
     200     Perez Compano SA (Class B)                                                847
      36     YPF SA (Class D) (A.D.R.)                                               1,006
                                                                               -----------
              TOTAL ENERGY                                                     $     3,785
                                                                               -----------
             FINANCIAL - 17.6%
             Banks (Major Regional) - 12.9%
      46     Banco Frances Del Rio Plata SA (A.D.R.)                           $       955
     150     Credicorp Ltd.                                                          1,350
     375     Development Bank of Singapore Ltd.                                      3,386
    2700     Grupo Financiero Banamex Accival, SA de CV (Class B)*                   3,544
     300     Industrial Credit & Investment Corp. of India Ltd. (G.D.R.)             2,003
     325     Overseas-Union Bank Ltd.                                                1,418
     250     State Bank of India (G.D.R.)                                            2,094
  83,080     Yapi ve Kredi Bankasi AS                                                  961
                                                                               -----------
                                                                               $    15,711
                                                                               -----------
             Financial (Diversified) - 3.7%
  15,700     Grupo Financiero Bancomer (B Shares)                              $     3,360
     600     Pakistan Investment Fund Inc.                                           1,125
                                                                               -----------
                                                                               $     4,485
                                                                               -----------
             Investment Banking/Brokerage - 1.0%
 670,000     Global Menkul Degerler AS                                         $     1,232
                                                                               -----------
              TOTAL FINANCIAL                                                  $    21,428
                                                                               -----------
             TECHNOLOGY - 21.5%
             Communications Equipment - 3.1%
      10     Gilat Satellite Networks Ltd.*                                    $       551
     170     Tadiran Telecommunications Ltd.                                         3,251
                                                                               -----------
                                                                               $     3,802
                                                                               -----------
             Computers (Software & Services) - 9.8%
      70     Check Point Software Technologies Ltd.*                           $     3,207
     135     Creative Technology Ltd.*                                               1,906
      90     Formula Systems Ltd. (A.D.R.)*                                          2,250
     260     Tecnomatix Technologies Ltd.*                                           4,550
                                                                               -----------
                                                                               $    11,913
                                                                               -----------
             Electronics (Component Distributors) - 2.9%
     600     KCE Electronics Public Co., Ltd.*                                 $     1,329
     100     Nice Systems Ltd. (A.D.R.)*                                             2,163
                                                                               -----------
                                                                               $     3,492
                                                                               -----------
             Electronics (Instrumentation) - 1.1%
     250     Elec & Eltek International Co., Ltd.                              $     1,350
                                                                               -----------
             Equipment (Semiconductors) - 4.6%
     120     Orbotech Ltd.*                                                    $     5,685
                                                                               -----------
              TOTAL TECHNOLOGY                                                 $    26,242
                                                                               -----------
             UTILITIES - 4.0%
             Electric Companies - 4.0%
     150     Empresa Nacional de Electricidad SA (A.D.R.)                      $     1,706
     200     Korea Electric Power (A.D.R.)                                           3,138
                                                                               -----------
              TOTAL UTILITIES                                                  $     4,844
                                                                               -----------
              TOTAL COMMON STOCKS (Cost $105,746)                              $   112,228
                                                                               -----------
              TOTAL INVESTMENT IN SECURITIES - 100% (Cost $116,288)(a)(b)      $   122,090
                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

(a) Distribution of investments by country, as a percentage of total equity holdings, is as follows:



Israel                          17.7%
Mexico                          17.6
India                           11.1
Brazil                           8.1
Singapore                        6.6
Thailand                         6.1
South Korea                      6.0
Czech Republic                   3.7
Indonesia                        3.1
Turkey                           2.7
Papua New Guinea                 2.5
South Africa                     2.5
Argentina                        2.3
Canada                           2.1
Hungary                          1.6
Philippines                      1.5
Chile                            1.4
Hong Kong                        1.4
Peru                             1.1
Pakistan                         0.9
                               -----
                               100.0%
                               =====

(b) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $116,288 was as follows:


    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                          $  9,361
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                            (3,559)
                                                                       --------
    Net unrealized gain                                                $  5,802
                                                                       ========

     Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31,1998 aggregated $126,318 and $10,033, respectively.


   The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (cost $116,288)         $122,090
 Cash                                                         14,249
 Foreign currencies, at value                                    619
 Receivables--
  Dividends, interest and foreign taxes withheld                 101
  Forward foreign currency settlement contracts, net               2
 Due from Pioneer Investment Management, Inc.                 15,409
                                                            --------
   Total assets                                             $152,470
                                                            --------
Liabilities:
 Payables--
  Investment securities purchased                           $  6,643
 Due to affiliates                                                55
 Accrued expenses                                             12,999
                                                            --------
   Total liabilities                                        $ 19,697
                                                            --------
Net Assets:
 Paid-in capital                                            $126,973
 Accumulated net investment loss                                  (2)
 Net unrealized gain on investments                            5,802
                                                            --------
   Total net assets                                         $132,773
                                                            ========
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $132,773/12,658 shares                           $  10.49
                                                            ========


   The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio
Statement of Operations
For the Period from October 30, 1998 (Commencement of Operations) to December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $41)                            $  284
 Interest                                                                        44
                                                                             ------
   Total investment income                                                              $     328
                                                                                        ---------
Expenses:
 Management fees                                                             $  213
 Transfer agent fees                                                            124
 Accounting                                                                   6,014
 Custodian fees                                                               9,450
 Professional fees                                                            2,232
 Printing                                                                       992
 Fees and expenses of nonaffiliated trustees                                    124
 Miscellaneous                                                                  635
                                                                             ------
   Total expenses                                                                       $  19,784
   Less management fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                                   (19,445)
                                                                                        ---------
   Net expenses                                                                         $     339
                                                                                        ---------
    Net investment loss                                                                 $     (11)
                                                                                        ---------
Realized and Unrealized Gain on Investments
 and Foreign Currency Transactions:
 Net realized gain from investments and foreign currency transactions                   $       3
 Net unrealized gain from investments and foreign currency transactions                     5,802
                                                                                        ---------
  Net gain on investments and foreign currency transactions                             $   5,805
                                                                                        ---------
  Net increase in net assets resulting from operations                                  $   5,794
                                                                                        =========


   The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio
Statement of Changes in Net Assets
For the Period from October 30, 1998 (Commencement of Operations) to December 31, 1998
--------------------------------------------------------------------------------

                                                                                           October 30, 1998 to
                                                                                            December 31, 1998
                                                                                          --------------------
From Operations:
 Net investment loss                                                                            $    (11)
 Net realized gain on investments and foreign currency transactions                                    3
 Net unrealized gain on investments and foreign currency transactions                              5,802
                                                                                                --------
   Net increase in net assets resulting
    from operations                                                                             $  5,794
                                                                                                --------
From Fund Share Transactions:                                             '98 Shares
                                                                          -------------
 Net proceeds from sale of shares                                            2,726              $ 27,691
 Cost of shares repurchased                                                    (68)                 (712)
                                                                             -----              --------
   Net increase in net assets resulting
    from fund share transactions                                             2,658              $ 26,979
                                                                             =====              --------
   Net increase in net assets                                                                   $ 32,773

NET ASSETS:
 Beginning of period (initial capitalization--
  10,000 shares)                                                                                 100,000
                                                                                                --------
 End of period (including accumulated net
  investment loss of $2)                                                                        $132,773
                                                                                                ========


   The accompanying notes are an integral part of these financial statements.

Emerging Markets Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------


                                                                   October 30, 1998 to
                                                                    December 31, 1998
                                                                  --------------------
Net asset value, beginning of period                                  $  10.00
                                                                      --------
Increase from investment operations:
 Net investment loss                                                  $   0.00
 Net realized and unrealized gain on
  investments and foreign currency transactions                           0.49
                                                                      --------
Net increase in net asset value                                       $   0.49
                                                                      --------
Net asset value, end of period                                        $  10.49
                                                                      ========
Total return*                                                             4.90%
Ratio of net expenses to average net assets                               1.75%**
Ratio of net investment loss to average net assets                       (0.01)%**
Portfolio turnover rate                                                     60%**
Net assets, end of period (in thousands)                              $    133
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                           104.83%**
 Net investment loss                                                   (103.09)%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


   Shares                                                              Value
------------                                                      --------------
               INVESTMENT IN SECURITIES - 95.9%
               PREFERRED STOCKS - 2.3%
     1,130     Bau Holdings AG                                     $    42,410
   154,000     Companhia Riograndenese de Telecomunicacoes              53,787
     3,000     Henkel KGaA                                             268,195
     7,500     Rhine-Westphalia Electric AG                            273,595
       360     Suedzucker AG                                           163,509
    84,595     Telecomunicacoes de Sao Paulo SA                         11,531
 3,700,000     Telecomunicacoes de Sao Paulo SA (Class B)*             162,607
    11,600     Tele Sudeste Celular Participacoes SA (A.D.R.)          239,975
                                                                   -----------
                TOTAL PREFERRED STOCKS (Cost $1,562,369)           $ 1,215,609
                                                                   -----------
               COMMON STOCKS - 93.6%
               BASIC MATERIALS - 7.3%
               Agricultural Products - 0.7%
   459,000     IOI Corporation Bhd.                                $   210,657
   838,000     London Sumatra Indonesia                                136,175
                                                                   -----------
                                                                   $   346,832
                                                                   -----------
               Chemicals - 0.5%
     6,100     BASF AG                                             $   232,771
                                                                   -----------
               Chemicals (Diversified) - 1.4%
   570,000     Montedison SpA                                      $   568,793
    58,000     WMC Ltd.                                                174,869
                                                                   -----------
                                                                   $   743,662
                                                                   -----------
               Containers & Packaging (Paper) - 1.4%
    47,000     Malaysian Pacific Industries Bhd.                   $    51,453
     5,100     Schmalbach Lubeca AG                                    697,666
                                                                   -----------
                                                                   $   749,119
                                                                   -----------
               Gold & Precious Metals Mining - 0.4%
   213,700     Orogen Minerals Ltd.                                $   220,135
                                                                   -----------
               Iron & Steel - 1.1%
     5,150     Boehler - Uddeholm AG                               $   239,720
    17,000     Broken Hill Proprietary Co., Ltd.                       125,209
    12,000     Pohang Iron & Steel Co. (A.D.R.)                        202,500
                                                                   -----------
                                                                   $   567,429
                                                                   -----------
               Paper & Forest Products - 1.8%
    42,480     Buhrmann N.V.                                       $   759,864
   181,000     Jaya Tiasa Holdings Bhd.                                192,432
                                                                   -----------
                                                                   $   952,296
                                                                   -----------
                TOTAL BASIC MATERIALS                              $ 3,812,244
                                                                   -----------
               CAPITAL GOODS - 10.7%
               Electrical Equipment - 1.6%
   900,000     IDT International Ltd.                              $   120,811
    10,600     Philips Electronics NV                                  711,031
                                                                   -----------
                                                                   $   831,842
                                                                   -----------
               Engineering & Construction - 1.7%
    28,000     Ashtead Group Plc                                   $    63,793
    20,000     Gujarat Ambuja Cements Ltd. (G.D.R.)                    133,500
     1,700     L.G. Construction Ltd.                                   11,305
     3,200     Technip                                                 301,055
     4,500     VA Technologies AG                                      389,986
                                                                   -----------
                                                                   $   899,639
                                                                   -----------
               Machinery (Diversified) - 3.0%
     8,000     Sampo Insurance Co., Ltd.                           $   305,945
     6,600     Sidel SA                                                559,542
   124,800     Siebe Plc                                               490,838
    17,000     Valmet Corp.                                            226,713
                                                                   -----------
                                                                   $ 1,583,038
                                                                   -----------
               Manufacturing (Diversified) - 2.0%
   223,187     BTR Plc                                             $   458,383
     1,675     Plettac AG                                              131,150
   128,000     TT Group Plc                                            457,658
                                                                   -----------
                                                                   $ 1,047,191
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


   Shares                                                                Value
------------                                                        --------------
               Office Equipment & Supplies - 1.8%
    23,000     Canon, Inc.                                           $   491,853
    12,000     Koninklije Ahrend NV                                      274,063
     9,250     Samas-Groep NV                                            165,460
                                                                     -----------
                                                                     $   931,376
                                                                     -----------
               Trucks & Parts - 0.6%
       160     Bucher Holding AG                                     $   128,251
    13,700     Svedala Industri AB                                       199,616
                                                                     -----------
                                                                     $   327,867
                                                                     -----------
                TOTAL CAPITAL GOODS                                  $ 5,620,953
                                                                     -----------
               COMMUNICATION SERVICES - 10.3%
               Cellular/Wireless Telecommunications - 2.2%
    52,500     Cable & Wireless Optus Ltd.*                          $   110,350
        14     NTT Mobile Communication Network, Inc.                    576,463
       700     Panafon Hellenic Telecom SA*                               18,758
     1,900     Sonera Group Plc*                                          33,536
    80,800     Telecom Italia Mobile SpA                                 380,178
    74,500     United Communication Industry Public Co., Ltd.*            39,965
                                                                     -----------
                                                                     $ 1,159,250
                                                                     -----------
               Telephone - 8.1%
       130     NTT Data Corp.                                        $   645,798
     1,200     Swisscom AG (Registered)*                                 502,805
   586,000     Technology Resources Industries Bhd.                      244,269
   163,000     TelecomAsia Corp. Public Co., Ltd.*                        70,626
   108,077     Telecom Italia SpA                                        921,612
   105,000     Telecom Italia SpA Di Risp                                660,417
     2,500     Telecomunicacoes Brasileiras SA (A.D.R.)                  181,719
    13,779     Telefonica SA                                             611,756
     7,350     Telefonica de Argentina SA (Class B) (A.D.R.)             205,341
    18,100     Videsh Sanchar Nigam Ltd. (G.D.R.)                        223,988
                                                                     -----------
                                                                     $ 4,268,331
                                                                     -----------
                TOTAL COMMUNICATION SERVICES                         $ 5,427,581
                                                                     -----------
               CONSUMER CYCLICALS - 13.9%
               Auto Parts & Equipment - 0.5%
     8,000     AutoLiv Inc. (A.D.R.)                                 $   287,459
                                                                     -----------
               Automobiles - 0.5%
     2,512     DaimlerChrysler AG                                    $   247,929
                                                                     -----------
               Building Materials - 1.3%
    13,640     Asko OY                                               $   232,463
     1,500     Cemex, SA de CV (Class A)                                   3,203
    75,000     Cemex, SA de CV (Class B)                                 188,162
    46,708     Williams Plc                                              267,202
                                                                     -----------
                                                                     $   691,030
                                                                     -----------
               Consumer (Jewelry, Novelties, & Gifts) - 0.2%
    24,500     Safilo SpA                                            $   130,094
                                                                     -----------
               Hardware & Tools - 0.2%
     9,000     Makita Corp.                                          $   100,337
                                                                     -----------
               Homebuilding - 0.2%
 2,354,000     DMCI Holdings Inc.*                                   $    99,243
                                                                     -----------
               Household Furniture & Appliances - 2.3%
       500     Forbo Holding AG                                      $   218,611
     3,400     Ryohin Keikaku Ltd.                                       453,112
     7,400     Sony Corp.                                                539,290
                                                                     -----------
                                                                     $ 1,211,013
                                                                     -----------
               Leisure Time (Products) - 0.3%
    12,000     Bajaj Auto Ltd. (A.D.R.) (Dematerialized Shares)      $   183,000
                                                                     -----------
               Publishing (Newspapers) - 0.7%
    35,000     Reed International Plc                                $   278,220
    61,000     Star Publications                                          69,347
                                                                     -----------
                                                                     $   347,567
                                                                     -----------
               Retail (Department Stores) - 0.3%
 6,766,500     PT Matahari Putra Prima                               $   169,163
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


   Shares                                                           Value
------------                                                   --------------
               Retail (Discounters) - 0.1%
     5,000     Makro Atacadista SA (G.D.R.)                     $    36,250
                                                                -----------
               Retail (General Merchandise) - 0.2%
   198,000     Woolworths Holdings Ltd.                         $    97,483
                                                                -----------
               Retail (Home Shopping) - 1.1%
    67,500     Next Plc                                         $   553,405
                                                                -----------
               Retail (Specialty) - 1.4%
    37,000     Arriva Plc                                       $   231,357
    59,000     Carpetright Plc                                      220,763
   210,000     Cifra SA de CV (Series C)                            258,657
   100,000     Sa Sa International Holdings Ltd.                      7,099
                                                                -----------
                                                                $   717,876
                                                                -----------
               Retail (Specialty-Apparel) - 0.3%
   834,000     Giordano International Ltd.                      $   156,087
                                                                -----------
               Services (Commercial & Consumer) - 3.4%
     7,000     Hagemeyer NV                                     $   255,643
    65,000     Hays Plc                                             572,904
   167,500     Jasmine International Public Co., Ltd.*               41,933
 7,700,000     Net Holding AS*                                       31,121
    43,000     Rentokil Initial Plc                                 324,521
    23,200     Select Appointments Holdings Plc                     239,206
    13,300     Stork NV                                             303,753
                                                                -----------
                                                                $ 1,769,081
                                                                -----------
               Textiles (Apparel) - 0.1%
   669,000     Goldiron Holdings Ltd.                           $    50,946
        15     Hugo Boss AG                                          25,200
                                                                -----------
                                                                $    76,146
                                                                -----------
               Textiles (Home Furnishings) - 0.8%
     2,450     Chargeurs International SA                       $   135,405
    11,000     Industrie Natuzzi SpA (A.D.R.)                       273,625
                                                                -----------
                                                                $   409,030
                                                                -----------
                TOTAL CONSUMER CYCLICALS                        $ 7,282,193
                                                                -----------
               CONSUMER STAPLES - 5.9%
               Beverages (Non-Alcoholic) - 0.4%
     8,200     Louis Dreyfus Citrus                             $   205,477
                                                                -----------
               Broadcasting (Television/Radio/Cable) - 0.8%
 1,760,000     Benpres Holdings Corp.*                          $   285,039
    18,300     Central European Media Enterprises Ltd.*             120,094
                                                                -----------
                                                                $   405,133
                                                                -----------
               Distributors (Food & Health) - 0.3%
     2,100     Gehe AG                                          $   144,897
                                                                -----------
               Entertainment - 0.6%
    15,200     Pearson Plc                                      $   302,537
                                                                -----------
               Foods - 1.3%
     3,700     Huhtamaki (Series I)                             $   138,597
 1,481,625     JG Summit Holding, Inc. (Series B)*                   91,411
   493,875     JG Summit Holding, Inc. (Series B)+*                  24,292
    45,000     Thai Union Frozen Products Public Co., Ltd.          179,505
    23,000     Unilever Plc                                         258,946
                                                                -----------
                                                                $   692,751
                                                                -----------
               Household Products (Non-Durables) - 1.2%
    19,500     Hunter Douglas NV                                $   645,709
                                                                -----------
               Restaurants - 0.2%
   147,000     Kentucky Fried Chicken Bhd.                      $    95,318
                                                                -----------
               Retail Stores (Food Chains) - 0.7%
     4,400     Delhaize-Le Lion, SA                             $   386,925
                                                                -----------
               Services (Facilities & Environment) - 0.4%
     9,800     Brambles Industries Ltd.                         $   238,716
                                                                -----------
                TOTAL CONSUMER STAPLES                          $ 3,117,463
                                                                -----------
               ENERGY - 4.6%
               Oil (International Integrated) - 1.9%
    27,600     British Petroleum Plc                            $   388,221

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                                         Value
----------                                                                   -------------
             Oil (International Integrated) - (Continued)
   2,650     Elf Aquitaine                                                    $  306,189
  65,000     Saipem SpA                                                          274,388
                                                                              ----------
                                                                              $  968,798
                                                                              ----------
             Oil & Gas (Exploration & Production) - 1.1%
 121,000     Cultus Petroleum NL*                                             $   49,680
   9,000     Veba AG                                                             538,369
                                                                              ----------
                                                                              $  588,049
                                                                              ----------
             Oil & Gas (Refining & Marketing) - 1.6%
  12,200     Repsol SA (L Shares)                                             $  649,831
   2,000     Total SA (Class B)                                                  202,468
                                                                              ----------
                                                                              $  852,299
                                                                              ----------
              TOTAL ENERGY                                                    $2,409,146
                                                                              ----------
             FINANCIAL - 14.5%
             Banks (Major Regional) - 6.3%
  77,000     Banco Popolare Di Milano                                         $  698,518
  15,300     Banco De Santander SA                                               303,589
   1,400     Credit Suisse Group, Inc.                                           219,340
  30,000     Dao Heng Bank Ltd.                                                   92,739
   2,300     DePfa-Bank                                                          201,476
  35,480     Development Bank of Singapore Ltd.                                  320,395
  18,000     Housing & Commercial Bank                                           222,943
 535,000     JCG Holdings Ltd.                                                   172,634
  18,133     Kookmin Bank                                                        147,868
 247,200     National Finance Public Co., Ltd.                                    78,206
   3,800     Societe Generale                                                    615,096
   6,150     Svenska Handelbanken                                                259,713
                                                                              ----------
                                                                              $3,332,517
                                                                              ----------
             Banks (Money Center) - 1.5%
  43,500     San Paolo IMI SpA*                                               $  768,189
                                                                              ----------
             Banks (Regional) - 0.5%
  40,000     Australia & New Zealand Banking Ltd.                             $  261,788
                                                                              ----------
             Financial (Diversified) - 3.8%
  16,000     AMP Ltd.*                                                        $  202,714
  20,000     Cheung Kong Holdings Ltd.                                           143,916
   4,000     Industrial Credit & Investment Corp. of India Ltd.
               (G.D.R.) (Dematerialized Shares)                                   26,700
   8,500     ING Groep NV CVA                                                    518,127
   7,180     Nichiei Co., Ltd.                                                   572,213
   1,600     Shohkoh Fund                                                        515,718
                                                                              ----------
                                                                              $1,979,388
                                                                              ----------
             Insurance (Life/Health) - 0.1%
   9,000     Mediolanum SpA                                                   $   66,677
                                                                              ----------
             Insurance (Multi-Line) - 1.7%
   1,250     Axa Colonia Konzern AG                                           $  141,747
   3,000     Catalana Occidente SA*                                               78,103
 133,200     Malaysian Assurance Alliance Bhd.                                   109,364
     730     Zurich Allied AG                                                    540,997
                                                                              ----------
                                                                              $  870,211
                                                                              ----------
             Savings & Loan Companies - 0.6%
 165,000     Hong Leong Finance Ltd.                                          $  316,000
                                                                              ----------
              TOTAL FINANCIAL                                                 $7,594,770
                                                                              ----------
             HEALTHCARE - 7.4%
             Healthcare (Drugs - Generic & Other) - 0.7%
  17,000     Sankyo Co. Ltd.                                                  $  371,823
                                                                              ----------
             Healthcare (Drugs/Major Pharmaceuticals) - 5.4%
  13,766     Astra AB                                                         $  281,319
  11,480     Fabrica Espanola de Productos Quimicos y Farmaceuticos, SA          184,575
   8,300     Glaxo Wellcome Plc                                                  286,410
     645     Novartis AG                                                       1,269,037
   9,432     Rhone-Poulenc SA                                                    485,180
      20     Roche Holdings AG                                                   244,261
  85,000     SkyePharma Plc*                                                     109,904
                                                                              ----------
                                                                              $2,860,686
                                                                              ----------

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


  Shares                                                           Value
----------                                                    --------------
             Healthcare (Medical Products/Supplies) - 1.3%
  19,200     Biora AB*                                         $   129,208
  23,000     Terumo Corp.                                          541,752
                                                               -----------
                                                               $   670,960
                                                               -----------
              TOTAL HEALTHCARE                                 $ 3,903,469
                                                               -----------
             TECHNOLOGY - 13.2%
             Communications Equipment - 4.4%
   3,200     Alcatel Alsthom SA                                $   391,487
   5,800     ECI Telecommunications Ltd.                           206,625
   8,500     Nokia AB                                            1,033,546
   3,200     Samsung Electronics Co.                               214,663
  15,400     Tadiran Telecommunications Ltd.                       294,525
   7,800     Telefonaktiebolaget LM Ericsson (Series B)            185,885
                                                               -----------
                                                               $ 2,326,731
                                                               -----------
             Computers (Peripherals) - 0.4%
   1,500     Logitech International AG*                        $   181,447
   3,700     Logitech International AG (A.D.R.)*                    42,088
                                                               -----------
                                                               $   223,535
                                                               -----------
             Computers (Software & Services) - 1.0%
   3,600     Intentia International AB (Class B)*              $   122,244
   5,000     Pentafour Software & Exports Ltd. (G.D.R.)             83,177
  18,500     Tecnomatix Technologies Ltd.*                         323,750
                                                               -----------
                                                               $   529,171
                                                               -----------
             Electronics (Componet Distributors) - 2.4%
   1,100     Barco N.V                                         $   308,649
  80,900     KCE Electronics Public Co., Ltd.*                     179,160
  62,000     Toshiba Corp.                                         369,486
  86,000     Varitronix International Ltd.                         160,953
  55,000     Venture Manufacturing Ltd.                            210,000
                                                               -----------
                                                               $ 1,228,248
                                                               -----------
             Electronics (Instrumentation) - 0.7%
  71,200     Elec & Eltek International Co., Ltd.              $   384,480
                                                               -----------
             Electronics (Semiconductors) - 3.5%
 115,000     Advanced Semiconductor Engineering, Inc.          $   192,737
   5,400     Rohm Co., Ltd.                                        492,039
   5,500     STMicroelectronics NV*                                432,839
  94,000     Taiwan Semiconductors Manufacturing Co.               207,138
  14,000     Tokyo Electron Ltd.                                   531,834
                                                               -----------
                                                               $ 1,856,587
                                                               -----------
             Equipment (Semiconductors) - 0.2%
 170,000     ASM Pacific Technology Ltd.                       $    74,055
                                                               -----------
             Services (Computer Systems) - 0.1%
 171,000     Loxley Public Co., Ltd.*                          $    64,683
  10,400     Loxley Public Co., Ltd. (Local Shares)*                 3,934
                                                               -----------
                                                               $    68,617
                                                               -----------
             Services (Data Processing) - 0.5%
  23,500     Merkantildata ASA                                 $   231,955
                                                               -----------
              TOTAL TECHNOLOGY                                 $ 6,923,379
                                                               -----------
             TRANSPORTATION - 0.4%
             Airlines - 0.4%
  28,000     British Airways Plc                               $   186,256
                                                               -----------
              TOTAL TRANSPORTATION                             $   186,256
                                                               -----------
             UTILITIES - 5.4%
             Electric Companies - 4.2%
  18,500     Electricidade de Portugal, SA                     $   407,498
  18,500     Endesa SA                                             489,445
  26,300     Fortum Oyj Corp.*                                     152,675
  80,000     Hongkong Electric Holdings Ltd.                       242,656
  29,000     National Power Plc                                    250,298
  53,000     Scottish Power Plc                                    535,885
 450,000     Zhejiang Southeast Electric Power (Class B)            94,500
                                                               -----------
                                                               $ 2,172,957
                                                               -----------

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


   Shares                                                                        Value
------------                                                                 -------------
               Natural Gas - 0.2%
     51,000    Fletcher Challenge Energy*                                     $    96,610
                                                                              -----------
               Water Utilities - 1.0%
      2,600    Suez Lyonnaise Des Eaux                                        $   533,858
                                                                              -----------
                TOTAL UTILITIES                                               $ 2,803,425
                                                                              -----------
                TOTAL COMMON STOCKS (Cost $50,929,666)                        $49,080,879
                                                                              -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $52,492,035)(a)          $50,296,488
                                                                              -----------
 Principal
   Amount
  ---------
               TEMPORARY CASH INVESTMENT - 4.1%
               Commercial Paper - 4.1%
 $2,142,000    Ford Motor Credit Corp., 4.92%, 1/4/99                         $ 2,142,000
                                                                              -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $2,142,000)             $ 2,142,000
                                                                              -----------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100% (Cost $54,634,035)(b)(c)     $52,438,488
                                                                              ===========

*    Non-income producing security.

+ Security is restricted for resale until receipt of shares in six month intervals from January 1999 through January 2000.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

United Kingdom                             12.9%
Japan                                      12.3
Italy                                       9.4
France                                      8.3
Netherlands                                 7.2
Switzerland                                 6.7
Germany                                     6.1
Spain                                       4.6
Finland                                     4.2
Sweden                                      2.9
Australia                                   2.8
Singapore                                   2.5
Hong Kong                                   2.4
Malaysia                                    1.9
Israel                                      1.6
South Korea                                 1.6
Belgium                                     1.4
Brazil                                      1.4
Austria                                     1.3
Thailand                                    1.3
India                                       1.3
Philippines                                 1.0
Others (Individually less than 1%)          4.9
                                          -----
                                          100.0%
                                          =====

(b) At December 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $55,060,739 was as follows:

     Aggregate gross unrealized gain for all investments
     in which there is an excess of value
     over tax cost                                                 $  5,856,016
     Aggregate gross unrealized loss for all investments
     in which there is an excess of tax
     cost over value                                                 (8,478,267)
                                                                   ------------
     Net unrealized loss                                           $ (2,622,251)
                                                                   ============

(c) At December 31, 1998, the Portfolio had a net capital loss carry forward of $5,379,184 which will expire in 2006 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998, aggregated $64,678,670 and $56,265,938, respectively.


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment
  of $2,142,000) (cost $54,634,035)                                          $ 52,438,488
 Foreign currencies, at value                                                         144
 Receivables--
  Investment securities sold                                                      278,812
  Fund shares sold                                                                 57,651
  Dividends, interest and foreign taxes withheld                                   60,708
 Other                                                                              1,453
                                                                             ------------
   Total assets                                                              $ 52,837,256
                                                                             ------------
Liabilities:
 Payables--
  Investment securities purchased                                            $  1,103,289
  Forward foreign currency settlement contracts, net                                4,738
 Due to bank                                                                        2,383
 Due to affiliates                                                                129,106
 Accrued expenses                                                                  72,701
                                                                             ------------
   Total liabilities                                                         $  1,312,217
                                                                             ------------
Net Assets:
 Paid-in capital                                                             $ 58,985,204
 Accumulated undistributed net investment income                                  497,990
 Accumulated net realized loss on investments and foreign currency
  transactions                                                                 (5,764,756)
 Net unrealized loss on investments                                            (2,195,547)
 Net unrealized gain on forward currency contracts and other assets and
  liabilities denominated in foreign currencies                                     2,148
                                                                             ------------
   Total net assets                                                          $ 51,525,039
                                                                             ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $51,525,039/4,777,174 shares                                      $      10.79
                                                                             ============

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


Investment Income:
 Dividends (net of foreign taxes withheld of $92,097)                       $  1,069,588
 Interest (net of foreign taxes withheld of $226)                                248,726
                                                                            ------------
   Total investment income                                                                     $  1,318,314
                                                                                               ------------
Expenses:
 Management fees                                                            $    540,021
 Transfer agent fees                                                                 912
 Accounting                                                                       29,000
 Custodian fees                                                                  200,794
 Professional fees                                                                12,950
 Printing                                                                          3,124
 Fees and expenses of nonaffiliated trustees                                         811
 Miscellaneous                                                                     7,763
                                                                            ------------
   Total expenses                                                                              $    795,375
   Less management fees waived by Pioneer Investment Management, Inc.                               (19,468)
   Less fees paid indirectly                                                                         (1,549)
                                                                                               ------------
   Net expenses                                                                                $    774,358
                                                                                               ------------
    Net investment income                                                                      $    543,956
                                                                                               ------------
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions:
 Net realized gain (loss) from:
  Investments                                                               $ (4,903,525)
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                               4,747       $ (4,898,778)
                                                                            ------------       ------------
 Change in net unrealized gain or loss from:
  Investments                                                               $  1,644,342
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                               2,048       $  1,646,390
                                                                            ------------       ------------
  Net loss on investments and foreign currency transactions                                    $ (3,252,388)
                                                                                               ------------
  Net decrease in net assets resulting from operations                                         $ (2,708,432)
                                                                                               ============


   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------



                                                                                           Year Ended          Year Ended
                                                                                       December 31, 1998    December 31, 1997
                                                                                      -------------------  ------------------
From Operations:
 Net investment income                                                                   $     543,956        $    314,179
 Net realized gain (loss) on investments and foreign
  currency transactions                                                                     (4,898,778)          3,838,459
 Change in net unrealized gain or loss on
  investments and foreign currency transactions                                              1,646,390          (4,309,688)
                                                                                         -------------        ------------
   Net decrease in net assets resulting
    from operations                                                                      $  (2,708,432)       $   (157,050)
                                                                                         -------------        ------------
Distributions to Shareholders:
 Net investment income ($0.19 and $0.03 per
  share, respectively)                                                                   $    (902,674)       $    (91,398)
 Net realized gain ($0.89 and $0.16 per share,
  respectively)                                                                             (4,137,337)           (479,245)
                                                                                         -------------        ------------
    Total distributions to shareholders                                                  $  (5,040,011)       $   (570,643)
                                                                                         -------------        ------------
From Fund Share Transactions:                          '98 Shares       '97 Shares
                                                      ---------------   ------------
 Net proceeds from sale of shares                        1,390,758       2,153,395       $  17,420,739        $ 27,923,006
 Reinvestment of distributions                             445,231          42,649           5,040,011             570,643
 Cost of shares repurchased                             (1,099,900)       (248,981)        (12,599,547)         (3,123,621)
                                                      ------------      ----------       -------------        ------------
   Net increase in net assets resulting
     from fund share transactions                          736,089       1,947,063       $   9,861,203        $ 25,370,028
                                                      ============      ==========       -------------        ------------
   Net increase in net assets                                                            $   2,112,760        $ 24,642,335
Net Assets:
 Beginning of year                                                                          49,412,279          24,769,944
                                                                                         -------------        ------------
 End of year (including accumulated
  undistributed net investment income of
  $497,990 and $852,169, respectively)                                                   $  51,525,039        $ 49,412,279
                                                                                         =============        ============

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------


                                            Year Ended          Year Ended          Year Ended      March 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                        -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period         $ 12.23             $ 11.83             $ 10.93          $ 10.00
                                             -------             -------             -------          -------
Increase (decrease) from investment
 operations:
 Net investment income                       $  0.09             $  0.06             $  0.05          $    --
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                       ( 0.45)               0.53                0.88             1.04
                                             -------             -------             -------          -------
  Net increase (decrease) from
   investment operations                     $ (0.36)            $  0.59             $  0.93          $  1.04
Distributions to shareholders:
 Net investment income                        ( 0.19)             ( 0.03)                 --               --
 In excess of net investment income               --                  --                  --           ( 0.02)
 Net realized gain                            ( 0.89)             ( 0.16)             ( 0.03)          ( 0.09)
                                             -------             -------             -------          -------
  Net increase (decrease) in net
   asset value                               $ (1.44)            $  0.40             $  0.90          $  0.93
                                             -------             -------             -------          -------
Net asset value, end of period               $ 10.79             $ 12.23             $ 11.83          $ 10.93
                                             =======             =======             =======          =======
Total return*                                 ( 3.32)%              4.87%               8.54%           10.42%
Ratio of net expenses to average net
 assets                                         1.44%+              1.49%+              1.52%+          2.10%**+
Ratio of net investment income (loss)
 to average net assets                          1.00%+              0.78%+              0.78%+         (0.25)%**+
Portfolio turnover rate                          113%                133%                115%            139%**
Net assets, end of period
 (in thousands)                              $51,525             $49,412             $24,770          $2,967
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   1.47%               1.71%               3.04%          17.22%**
 Net investment income (loss)                   0.97%               0.56%              (0.74)%        (15.37)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   1.43%               1.48%               1.50%           1.75%**
 Net investment income                          1.01%               0.79%               0.80%           0.10%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

 Shares                                                        Value
--------                                                  --------------
           INVESTMENT IN SECURITIES - 79.3%
           PREFERRED STOCK - 1.2%
   250     Henkel KGaA                                     $    22,350
                                                           -----------
            TOTAL PREFERRED STOCK (Cost $19,520)           $    22,350
                                                           -----------
           COMMON STOCKS - 78.1%
           BASIC MATERIALS - 1.7%
           Chemicals - 0.3%
   150     BASF AG                                         $     5,724
                                                           -----------
           Containers & Packaging (Paper) - 0.8%
    50     Schmalbach Lubeca AG                            $     6,840
    15     Viag AG                                               8,793
                                                           -----------
                                                           $    15,633
                                                           -----------
           Paper & Forest Products - 0.6%
   600     NV Koninklijke KNP BT                           $    10,732
                                                           -----------
            TOTAL BASIC MATERIALS                          $    32,089
                                                           -----------
           CAPITAL GOODS - 6.5%
           Aerospace/Defense - 0.6%
 1,400     British Aerospace Plc                           $    11,944
                                                           -----------
           Electrical Equipment - 0.3%
 1,500     TT Group Plc                                    $     5,363
                                                           -----------
           Engineering & Construction - 2.1%
 8,000     Ashtead Group Plc                               $    18,226
 2,700     Saipam SpA                                           11,398
    70     Technip                                               6,586
    60     VA Technologies AG                                    5,200
                                                           -----------
                                                           $    41,410
                                                           -----------
           Machinery (Diversified) - 1.6%
   170     Sidel, SA (Bearer Shares)                       $    14,412
 4,200     Siebe Plc                                            16,519
                                                           -----------
                                                           $    30,931
                                                           -----------
           Manufacturing (Diversified) - 1.3%
 1,000     Bodycote International Plc                      $    13,678
   100     Mannesmann AG                                        11,460
                                                           -----------
                                                           $    25,138
                                                           -----------
           Office Equipment & Supplies - 0.6%
   500     Koninklije Ahrend NV                            $    11,419
                                                           -----------
            TOTAL CAPITAL GOODS                            $   126,205
                                                           -----------
           COMMUNICATION SERVICES - 9.7%
           Cellular/Wireless Telecommunications - 3.6%
   120     MobilCom AG                                     $    38,195
    80     Telecel-Comunicacaoes Pessoais, SA*                  16,360
 3,000     Telecom Italia Mobile SpA                            14,115
                                                           -----------
                                                           $    68,670
                                                           -----------
           Telephone - 6.1%
 1,000     British Telecom Plc                             $    15,033
   100     British Telecom Plc (A.D.R.)                         15,169
   600     Portugal Telecom SA (A.D.R.)                         26,775
    20     Swisscom AG (Registered)*                             8,380
 4,000     Telecom Italia SpA Di Risp                           25,159
     3     Telefonica de Espana*                                   133
   150     Telefonica de Espana (A.D.R.)*                       20,306
   150     Telefonica SA                                         6,660
                                                           -----------
                                                           $   117,615
                                                           -----------
            TOTAL COMMUNICATION SERVICES                   $   186,285
                                                           -----------
           CONSUMER CYCLICALS - 12.9%
           Auto Parts & Equipment - 0.8%
 2,000     Kwik-Fit Holdings Plc                           $    16,048
                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                              Value
--------                                                       --------------
           Automobiles - 1.6%
   160     DaimlerChrysler AG                                   $    15,792
   150     DaimlerChrysler AG (NY Shares)                            14,409
                                                                -----------
                                                                $    30,201
                                                                -----------
           Consumer (Jewelry, Novelties & Gifts) - 0.7%
 1,200     Safilo SpA                                           $     6,372
   100     TAG Heuer International SA (Registered)                    6,894
                                                                -----------
                                                                $    13,266
                                                                -----------
           Household Furnishings & Appliances - 0.3%
    15     Forbo Holding AG                                     $     6,558
                                                                -----------
           Publishing - 0.6%
   200     Reuters Holdings Plc (A.D.R.)                        $    12,675
                                                                -----------
           Retail (Department Stores) - 1.0%
   240     Metro AG                                             $    19,152
                                                                -----------
           Retail (Specialty) - 0.9%
    60     Selecta Group                                        $    16,614
                                                                -----------
           Services (Commercial & Consumer) - 5.3%
   170     Falck AS                                             $    13,757
   250     Hagemeyer NV                                               9,130
 1,400     Hays Plc                                                  12,339
     2     Kuoni Reisen Holding AG (Series B) (Registered)            7,943
 1,000     Prosegur, CIA de Seguidad SA                              11,786
 1,500     Rentokil Initial Plc                                      11,320
 1,000     Select Appointments Holdings Plc                          10,311
   600     Select Appointments Holdings Plc (A.D.R.)                 12,900
    50     Vivendi                                                   12,967
                                                                -----------
                                                                $   102,453
                                                                -----------
           Textiles (Apparel) - 0.9%
    10     Hugo Boss AG                                         $    16,800
                                                                -----------
           Textiles (Home Furnishings) - 0.8%
   600     Industrie Natuzzi SpA (A.D.R.)                       $    14,925
                                                                -----------
            TOTAL CONSUMER CYCLICALS                            $   248,692
                                                                -----------
           CONSUMER STAPLES - 6.6%
           Broadcasting (Cable/Television/Radio) - 0.9%
 1,600     Reuters Group Plc                                    $    16,896
                                                                -----------
           Distributors (Food & Health) - 0.7%
   200     Gehe AG                                              $    13,800
                                                                -----------
           Entertainment - 0.8%
   800     Pearson Plc                                          $    15,923
                                                                -----------
           Foods - 1.4%
   400     Raisio Group Plc                                     $     4,377
 2,000     Unilever Plc                                              22,517
                                                                -----------
                                                                $    26,894
                                                                -----------
           Household Products (Non-Durables) - 0.3%
   150     Hunter Douglas NV                                    $     4,967
                                                                -----------
           Restaurants - 0.6%
 1,000     Compass Group Plc                                    $    11,425
                                                                -----------
           Retail Stores (Food Chains) - 1.2%
    20     Carrefour SA                                         $    15,092
   100     Delhaize-Le Lion, SA                                       8,794
                                                                -----------
                                                                $    23,886
                                                                -----------
           Services (Employment) - 0.7%
    30     Adecco SA                                            $    13,707
                                                                -----------
            TOTAL CONSUMER STAPLES                              $   127,498
                                                                -----------
           ENERGY - 4.7%
           Oil (International Integrated) - 1.8%
   100     Elf Aquitaine SA                                     $    11,554
   400     Elf Aquitaine SA (A.D.R.)                                 22,650
                                                                -----------
                                                                $    34,204
                                                                -----------
           Oil & Gas (Refining & Marketing) - 2.9%
 1,000     ENI SpA*                                             $     6,532
   300     ENI SpA (A.D.R.)*                                         20,325

   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


Shares                                                                         Value
--------                                                                  --------------
           Oil & Gas (Refining & Marketing) - (Continued)
   250     Repsol SA (L Shares)                                            $    13,316
   300     Repsol SA (A.D.R.)                                                   16,387
                                                                           -----------
                                                                           $    56,560
                                                                           -----------
            TOTAL ENERGY                                                   $    90,764
                                                                           -----------
           FINANCIAL - 12.9%
           Banks (Major Regional) - 5.4%
 1,000     Banca Fideuram SpA                                              $     7,139
 1,000     Banca Popolare di Milano                                              9,072
   300     Banco de Santander SA                                                 5,953
   120     Banque Paribas*                                                      10,425
   160     Credit Commercial de France                                          14,852
   200     DePfa-Bank                                                           17,520
     4     Julius Baer Holding AG                                               13,306
   400     Svenska Handelsbanken                                                16,892
   100     Unidanmark A/S                                                        9,035
                                                                           -----------
                                                                           $   104,194
                                                                           -----------
           Banks (Money Center) - 0.7%
   800     Royal Bank Of Scotland Group                                    $    13,091
                                                                           -----------
           Financial (Diversified) - 0.6%
   200     Internationale Nederlanden Groep NV                             $    12,191
                                                                           -----------
           Insurance (Life/Health) - 0.8%
 2,000     Mediolanum SpA                                                  $    14,817
                                                                           -----------
           Insurance (Multi-Line) - 4.6%
   300     Axa (A.D.R.)                                                    $    21,675
   200     Axa Colonia Konzern AG                                               22,680
   120     Axa UAP                                                              17,385
   300     Catalana Occidente SA                                                 7,810
 1,100     Royal & Sun Alliance Insurance Group Plc                              8,964
    15     Zurich Allied AG (Registered)                                        11,116
                                                                           -----------
                                                                           $    89,630
                                                                           -----------
           Investment Management - 0.8%
 2,000     Amvescap Plc                                                    $    15,466
                                                                           -----------
            TOTAL FINANCIAL                                                $   249,389
                                                                           -----------
           HEALTHCARE - 11.3%
           Healthcare (Drugs/Major Pharmaceuticals) - 9.3%
 1,000     Fabrica Espanola de Productos Quimicos y Farmaceuticos, SA      $    16,078
   400     Glaxo Wellcome Plc                                                   13,803
   400     Glaxo Wellcome Plc (A.D.R.)                                          27,800
     9     Novartis AG                                                          17,707
   200     Novartis AG (A.D.R.)                                                 19,675
     1     Roche Holdings AG                                                    12,213
   200     Roche Holdings AG (A.D.R.)                                           24,500
 1,000     Smithkline Beecham Plc                                               13,873
   300     Smithkline Beecham Plc (A.D.R.)                                      20,850
     2     UCB SA                                                               12,265
                                                                           -----------
                                                                           $   178,764
                                                                           -----------
           Healthcare (Medical Products/Supplies) - 2.0%
 3,000     Biora AB*                                                       $    20,189
 1,500     Biora AB (A.D.R.)*                                                   19,500
                                                                           -----------
                                                                           $    39,689
                                                                           -----------
            TOTAL HEALTHCARE                                               $   218,453
                                                                           -----------
           TECHNOLOGY - 4.6%
           Communications Equipment - 3.3%
   700     Alcatel (A.D.R.)                                                $    17,106
    50     Alcatel Alsthom SA                                                    6,117
   150     Nokia AB                                                             18,239
   150     Nokia AB (A.D.R.)                                                    18,066
   200     Telefonaktiebolaget LM Ericsson (B Shares)                            4,766
                                                                           -----------
                                                                           $    64,294
                                                                           -----------
           Electronics (Component Distributors) - 0.3%
 1,000     Electrocomponents Plc                                           $     6,602
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                                                                          Value
-----------                                                                                                 -------------
              Electronics (Semiconductors) - 0.3%
       60     STMicroelectronics NV*                                                                         $    4,722
                                                                                                             ----------
              Services (Computer Systems) - 0.7%
      250     Getronics NV                                                                                   $   12,378
                                                                                                             ----------
               TOTAL TECHNOLOGY                                                                              $   87,996
                                                                                                             ----------
              TRANSPORTATION - 1.5%
              Shipping - 1.0%
      600     TNT Post Group NV                                                                              $   19,325
                                                                                                             ----------
              Railways - 0.5%
    2,500     Stagecoach Holdings Plc                                                                        $    9,957
                                                                                                             ----------
               TOTAL TRANSPORTATION                                                                          $   29,282
                                                                                                             ----------
              UTILITIES - 5.7%
              Electric Companies - 3.1%
      600     Endesa SA                                                                                      $   15,874
      500     Endesa SA (A.D.R.)                                                                                 13,500
    1,100     Fortum Oyj Corp.*                                                                                   6,386
    1,300     Scottish Power Plc                                                                                 13,144
      300     Scottish Power Plc (A.D.R.)                                                                        12,394
                                                                                                             ----------
                                                                                                             $   61,298
                                                                                                             ----------
              Power Producers - 0.9%
    7,000     AEM SpA*                                                                                       $   16,786
                                                                                                             ----------
              Water Utilities - 1.7%
      150     Aguas De Barcelona                                                                             $   10,027
       80     Suez Lyonnaise Des Eaux                                                                            16,426
      400     United Utilities Plc                                                                                5,554
                                                                                                             ----------
                                                                                                             $   32,007
                                                                                                             ----------
               TOTAL UTILITIES                                                                               $  110,091
                                                                                                             ----------
               TOTAL COMMON STOCKS (Cost $1,443,534)                                                         $1,506,744
                                                                                                             ----------
               TOTAL INVESTMENT IN SECURITIES (Cost $1,463,054)(a)                                           $1,529,094
                                                                                                             ----------
 Principal
  Amount
--------
              TEMPORARY CASH INVESTMENT - 20.7%
              Repurchase Agreement - 20.7%
 $ 400,000    Chase Manhattan Bank, 4.5%, dated 12/31/98, repurchase price of $400,000 plus
              accrued interest on 1/4/99, collateralized by $373,000 U.S. Treasury Notes, 7.5%, 5/15/02      $  400,000
                                                                                                             ----------
               TOTAL TEMPORARY CASH INVESTMENT (Cost $400,000)                                               $  400,000
                                                                                                             ----------
               TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100% (Cost $1,863,054)(b)                                        $1,929,094
                                                                                                             ==========

*  Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:


United Kingdom                26.1%
Germany                       14.0
France                        12.6
Switzerland                   10.4
Italy                          9.6
Spain                          9.0
Netherlands                    5.2
Sweden                         4.0
Finland                        3.1
Portugal                       2.8
Denmark                        1.5
Belgium                        1.4
Austria                        0.3
                              -----
                              100.0%
                              =====


   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

(b) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $1,863,054 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                         $  80,469
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                           (14,429)
                                                                      ---------
    Net unrealized gain                                               $  66,040
                                                                      =========

    Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 1998, aggregated $1,468,373 and $9,966, respectively.

   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary cash investment of
  $400,000) (cost $1,863,054)                                                    $ 1,929,094
 Cash                                                                                 45,549
 Foreign currencies, at value                                                         20,364
 Receivables--
  Fund shares sold                                                                    12,143
  Dividends, interest and foreign taxes withheld                                         414
 Due from Pioneer Investment Management, Inc.                                         18,389
                                                                                 -----------
   Total assets                                                                  $ 2,025,953
                                                                                 -----------
Liabilities:
 Payables--
  Investment securities purchased                                                $   388,258
  Forward foreign currency settlement contracts, net                                     215
 Due to affiliates                                                                     3,877
 Accrued expenses                                                                     13,717
                                                                                 -----------
   Total liabilities                                                             $   406,067
                                                                                 -----------
Net Assets:
 Paid-in capital                                                                 $ 1,549,102
 Accumulated undistributed net investment income                                         215
 Accumulated undistributed net realized gain on investments and foreign
  currency transactions                                                                4,528
 Net unrealized gain on investments                                                   66,040
 Net unrealized gain on foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                            1
                                                                                 -----------
   Total net assets                                                              $ 1,619,886
                                                                                 ===========
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $1,619,886/152,834 shares                                             $     10.60
                                                                                 ===========


   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Statement of Operations
For the Period from October 30, 1998 (Commencement of Operations) to December 31, 1998
--------------------------------------------------------------------------------


Investment Income:
 Dividends (net of foreign taxes withheld of $64)                          $   364
 Interest                                                                    1,586
                                                                           -------
   Total investment income                                                               $   1,950
                                                                                         ---------
Expenses:
 Management fees                                                           $ 1,257
 Transfer agent fees                                                           124
 Accounting                                                                  6,014
 Custodian fees                                                             10,168
 Professional fees                                                           2,232
 Printing                                                                      992
 Fees and expenses of nonaffiliated trustees                                   124
 Miscellaneous                                                                 635
                                                                           -------
   Total expenses                                                                        $  21,546
   Less management fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                                    (19,646)
                                                                                         ---------
   Net expenses                                                                          $   1,900
                                                                                         ---------
    Net investment income                                                                $      50
                                                                                         ---------
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions:
 Net realized gain (loss) from:
  Investments                                                              $ 4,700
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                            (7)      $   4,693
                                                                           --------      ---------
 Net unrealized gain from:
  Investments                                                              $66,040
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                             1       $  66,041
                                                                           --------      ---------
  Net gain on investments and foreign currency transactions                              $  70,734
                                                                                         ---------
  Net increase in net assets resulting from operations                                   $  70,784
                                                                                         =========


   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Statement of Changes in Net Assets
For the Period from October 30, 1998 (Commencement of Operations) to December 31, 1998
--------------------------------------------------------------------------------


                                                                                     October 30, 1998 to
                                                                                      December 31, 1998
                                                                                    --------------------
From Operations:
 Net investment income                                                                   $       50
 Net realized gain on investments and foreign
  currency transactions                                                                       4,693
 Net unrealized gain on investments and foreign
  currency transactions                                                                      66,041
                                                                                         ----------
   Net increase in net assets resulting
    from operations                                                                      $   70,784
                                                                                         ----------
From Fund Share Transactions:                                     '98 Shares
                                                                  ------------
 Net proceeds from sale of shares                                   142,843              $1,449,191
 Cost of shares repurchased                                                (9)                  (89)
                                                                  ------------           ----------
    Net increase in net assets resulting from
     fund share transactions                                        142,834              $1,449,102
                                                                  ===========            ----------
    Net increase in net assets                                                           $1,519,886
Net Assets:
 Beginning of period (initial capitalization-- 10,000 shares)                               100,000
                                                                                         ----------
 End of period (including accumulated undistributed
  net investment income of $215)                                                         $1,619,886
                                                                                         ==========

   The accompanying notes are an integral part of these financial statements.

Europe Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                                                   October 30, 1998 to
                                                                    December 31, 1998
                                                                  --------------------
Net asset value, beginning of period                                   $ 10.00
                                                                       -------
Increase from investment operations:
 Net investment income                                                 $  0.00
 Net realized and unrealized gain on investments and
  foreign currency transactions                                           0.60
                                                                       -------
Net increase in net asset value                                        $  0.60
                                                                       -------
Net asset value, end of period                                         $ 10.60
                                                                       =======
Total return*                                                             6.00%
Ratio of net expenses to average net assets                               1.50%**
Ratio of net investment income to average net assets                      0.00%**
Portfolio turnover rate                                                      6%**
Net assets, end of period (in thousands)                               $ 1,620
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                            16.56%**
 Net investment loss                                                    (15.06)%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                          Value
----------                                                   ---------------
             COMMON STOCKS - 92.6%
             BASIC MATERIALS - 5.8%
             Chemicals - 1.1%
  56,100     The Geon Co.                                     $  1,290,300
                                                              ------------
             Chemicals (Diversified) - 1.0%
  24,000     Monsanto Co.                                     $  1,140,000
                                                              ------------
             Chemicals (Specialty) - 1.3%
  75,200     Agrium, Inc.                                     $    653,300
  31,000     Borden Chemicals & Plastics, L.P.                     145,313
  67,200     Wellman, Inc.                                         684,600
                                                              ------------
                                                              $  1,483,213
                                                              ------------
             Gold & Precious Metals Mining - 0.4%
  20,500     Barrick Gold Corp.                               $    399,750
                                                              ------------
             Metals Mining - 1.0%
  21,000     Penn Engineering & Manufacturing Corp.           $    469,875
  46,000     Usec Inc.                                             638,250
                                                              ------------
                                                              $  1,108,125
                                                              ------------
             Paper & Forest Products - 1.0%
   3,000     Bowater, Inc.                                    $    124,313
  55,300     Louisiana-Pacific Corp.                             1,012,681
                                                              ------------
                                                              $  1,136,994
                                                              ------------
              TOTAL BASIC MATERIALS                           $  6,558,382
                                                              ------------
             CAPITAL GOODS - 7.8%
             Electrical Equipment - 2.0%
  51,000     CommScope, Inc.*                                 $    857,437
  10,300     Molex, Inc.                                           392,688
   6,000     Molex, Inc. (Non-voting)                              191,250
  55,165     Vishay Intertechnology, Inc.*                         799,893
                                                              ------------
                                                              $  2,241,268
                                                              ------------
             Engineering & Construction - 1.1%
 126,000     Morrison Knudsen Corp.*                          $  1,228,500
                                                              ------------
             Machinery (Diversified) - 0.8%
  23,100     Kaydon Corp.                                     $    925,444
                                                              ------------
             Manufacturing (Diversified) - 0.8%
  19,000     Corning, Inc.                                    $    855,000
                                                              ------------
             Manufacturing (Specialized) - 2.1%
  46,500     Sealed Air Corp.*                                $  2,374,406
                                                              ------------
             Metal Fabricators - 0.7%
  47,500     Brush Wellman, Inc.                              $    828,281
                                                              ------------
             Office Equipment & Supplies - 0.3%
  34,700     Moore Corporation Ltd.                           $    381,700
                                                              ------------
              TOTAL CAPITAL GOODS                             $  8,834,599
                                                              ------------
             COMMUNICATION SERVICES - 4.1%
             Telephone - 4.1%
  17,000     Alltel Corp.                                     $  1,016,812
  90,000     Frontier Corp.                                      3,060,000
  12,600     Telephone and Data Systems, Inc.                      566,213
                                                              ------------
              TOTAL COMMUNICATION SERVICES                    $  4,643,025
                                                              ------------
             CONSUMER CYCLICALS - 11.2%
             Auto Parts & Equipment - 1.5%
  31,700     ITT Industries                                   $  1,260,075
  12,000     Lear Corp.*                                           462,000
                                                              ------------
                                                              $  1,722,075
                                                              ------------
             Consumer (Jewelry, Novelties & Gifts) - 0.9%
  40,000     Jostens, Inc.                                    $  1,047,500
                                                              ------------
             Household Furniture & Appliances - 0.7%
  10,800     Harman International Industries, Inc.            $    411,750
  45,800     Helig-Meyers Co.                                      306,288
                                                              ------------
                                                              $    718,038
                                                              ------------
             Leisure Time (Products) - 2.9%
  45,300     Arctic Cat, Inc.                                 $    461,494

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                         Value
----------                                                  ---------------
             Leisure Time (Products) - (Continued)
  55,900     Hasbro, Inc.                                    $  2,019,387
  36,000     Mattel, Inc.                                         821,250
                                                             ------------
                                                             $  3,302,131
                                                             ------------
             Publishing - 0.5%
  44,900     PRIMEDIA, Inc.*                                 $    527,575
                                                             ------------
             Publishing (Newspapers) - 0.5%
  11,000     Knight-Ridder Inc.                              $    562,375
                                                             ------------
             Retail (Specialty) - 2.6%
  46,500     Cole National Corp.*                            $    796,313
  18,000     OfficeMax, Inc.*                                     220,500
  91,300     Pep Boys - Manny, Moe & Jack                       1,432,269
  80,700     Venator Group, Inc.*                                 519,506
                                                             ------------
                                                             $  2,968,588
                                                             ------------
             Retail (Specialty - Apparel) - 0.5%
  18,000     The Limited Inc.                                $    524,250
                                                             ------------
             Textiles (Apparel) - 1.1%
  35,000     Justin Industries                               $    459,375
  85,000     The Stride Rite Corp.                                743,750
                                                             ------------
                                                             $  1,203,125
                                                             ------------
              TOTAL CONSUMER CYCLICALS                       $ 12,575,657
                                                             ------------
             CONSUMER STAPLES - 10.9%
             Entertainment - 2.5%
  38,600     Viacom, Inc. (Class B) (Non-voting)*            $  2,856,400
                                                             ------------
             Foods - 1.5%
  76,100     Tyson Foods, Inc.                               $  1,617,125
                                                             ------------
             Household Products (Non-Durables) - 0.2%
  15,450     The Rival Co.                                   $    207,609
                                                             ------------
             Restaurants - 3.6%
 111,500     Lone Star Steakhouse & Saloon, Inc.*            $  1,024,406
  39,700     McDonald's Corp.                                   3,042,013
                                                             ------------
                                                             $  4,066,419
                                                             ------------
             Retail Stores (Food Chains) - 2.0%
  33,200     The Great Atlantic & Pacific Tea Co., Inc.      $    983,550
  27,700     Winn-Dixie Stores                                  1,243,038
                                                             ------------
                                                             $  2,226,588
                                                             ------------
             Specialty Printing - 1.1%
  80,000     John H. Harland Co.                             $  1,265,000
                                                             ------------
              TOTAL CONSUMER STAPLES                         $ 12,239,141
                                                             ------------
             ENERGY - 4.8%
             Oil (Domestic Integrated) - 1.5%
  25,400     Atlantic Richfield Co.                          $  1,657,350
                                                             ------------
             Oil (International Integrated) - 0.8%
  40,400     Conoco Inc.*                                    $    843,350
                                                             ------------
             Oil & Gas (Exploration/Production) - 2.5%
  31,600     Apache Corp.                                    $    799,875
  17,200     Burlington Resources, Inc.                           615,975
  16,700     Crystal Oil Co.*                                     630,425
  51,000     Seagull Energy Corp.*                                321,938
  53,250     Union Pacific Resources Group, Inc.                  482,578
                                                             ------------
                                                             $  2,850,791
                                                             ------------
              TOTAL ENERGY                                   $  5,351,491
                                                             ------------
             FINANCIAL - 13.7%
             Banks (Regional) - 2.0%
   1,400     Marshall & Ilsley Corp.                         $     81,812
  30,000     North Fork Bancorporation, Inc.                      718,125
  22,500     SouthTrust Corp.                                     831,094
  11,000     Zions Bancorporation                                 686,125
                                                             ------------
                                                             $  2,317,156
                                                             ------------
             Consumer Finance - 1.1%
  25,500     SLM Holdings Corp.                              $  1,224,000
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                           Value
----------                                                    ---------------
             Financial (Diversified) - 1.2%
  23,000     The Equitable Companies, Inc.                     $  1,331,125
                                                               ------------
             Insurance (Life/Health) - 1.7%
  56,593     Conseco, Inc.                                     $  1,729,624
   5,000     Mony Group Inc.*                                       156,562
                                                               ------------
                                                               $  1,886,186
                                                               ------------
             Insurance (Property/Casualty) - 4.0%
  26,900     Allmerica Financial Corp.                         $  1,556,838
  25,100     Financial Security Assurance Holdings Ltd.           1,361,675
  12,000     HCC Insurance Holdings, Inc.                           211,500
  59,500     20th Century Industries                              1,379,656
                                                               ------------
                                                               $  4,509,669
                                                               ------------
             Investment Management - 1.1%
  47,200     United Asset Management Corp.                     $  1,227,200
                                                               ------------
             Savings & Loan Companies - 2.6%
  18,700     Astoria Financial Corp.                           $    855,525
  28,250     Charter One Financial, Inc.                            783,937
  32,900     Washington Mutual, Inc.                              1,256,369
                                                               ------------
                                                               $  2,895,831
                                                               ------------
              TOTAL FINANCIAL                                  $ 15,391,167
                                                               ------------
             HEALTHCARE - 5.5%
             Healthcare (Diversified) - 0.3%
  24,000     IVAX Corp.*                                       $    298,500
                                                               ------------
             Healthcare (Hospital Management) - 2.1%
  95,000     Columbia/HCA Healthcare Corp.                     $  2,351,250
                                                               ------------
             Healthcare (Long Term Care) - 0.8%
  62,900     Integrated Health Services, Inc.*                 $    888,463
                                                               ------------
             Healthcare (Managed Care) - 0.7%
  46,000     Humana Inc.*                                      $    819,375
                                                               ------------
             Healthcare (Medical Products/Supplies) - 1.0%
  20,100     Beckman Coulter, Inc.                             $  1,090,425
                                                               ------------
             Healthcare (Specialized Services) - 0.6%
  46,600     HealthSouth Corp.*                                $    719,387
                                                               ------------
              TOTAL HEALTHCARE                                 $  6,167,400
                                                               ------------
             TECHNOLOGY - 14.7%
             Communications Equipment - 2.1%
  57,500     Alcatel Alsthom (A.D.R.)                          $  1,405,156
  56,800     Andrew Corp.*                                          937,200
                                                               ------------
                                                               $  2,342,356
                                                               ------------
             Computers (Hardware) - 3.4%
  90,700     NCR Corp.*                                        $  3,786,725
                                                               ------------
             Computers (Peripherals) - 0.8%
  29,400     Seagate Technology, Inc.*                         $    889,350
                                                               ------------
             Computers (Software & Services) - 2.2%
  30,000     Informix Corp.*                                   $    296,250
  47,200     The Learning Company, Inc.*                          1,224,250
  54,500     Novell, Inc.*                                          987,812
                                                               ------------
                                                               $  2,508,312
                                                               ------------
             Electronics (Component Distributors) - 1.6%
  41,000     Adaptec, Inc.*                                    $    720,062
  46,700     Marshall Industries*                                 1,144,150
                                                               ------------
                                                               $  1,864,212
                                                               ------------
             Electronics (Defense) - 0.3%
  19,000     Whittaker Corp.*                                  $    320,625
                                                               ------------
             Equipment (Semiconductors) - 0.8%
  21,300     Etec Systems, Inc.*                               $    852,000
                                                               ------------
             Photography/Imaging - 2.1%
   2,200     Eastman Kodak Co.                                 $    158,400
 128,000     Imation Corp.*                                       2,240,000
                                                               ------------
                                                               $  2,398,400
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

    Shares                                                                      Value
-------------                                                              ---------------
              Services (Data Processing) - 1.4%
     50,200   First Data Corp.                                              $   1,590,712
                                                                            -------------
               TOTAL TECHNOLOGY                                             $  16,552,692
                                                                            -------------
              TRANSPORTATION - 1.6%
              Railroads - 1.6%
     40,700   Union Pacific Corp.                                           $   1,834,044
                                                                            -------------
               TOTAL TRANSPORTATION                                         $   1,834,044
                                                                            -------------
              UTILITIES - 12.5%
              Electric Companies - 9.4%
     23,200   Allegheny Energy, Inc.                                        $     800,400
     23,400   Baltimore Gas & Electric Co.                                        722,475
     32,900   BEC Energy Co.                                                    1,355,069
     92,336   Citizens Utilities Co. (Class B)                                    750,230
     21,800   Dominion Resources, Inc.                                          1,019,150
     31,500   DPL, Inc.                                                           681,187
     19,500   DQE, Inc.                                                           856,781
     25,750   DTE Energy Co.                                                    1,104,031
     34,400   Edison International                                                958,900
     23,000   Kansas City Power & Light Co.                                       681,375
     18,000   New Century Energies Inc.                                           877,500
     20,600   Public Service Enterprise Group Inc.                                824,000
                                                                            -------------
                                                                            $  10,631,098
                                                                            -------------
              Natural Gas - 3.1%
     16,500   Consolidated Natural Gas Co.                                  $     891,000
     24,000   El Paso Energy Corp.                                                835,500
     23,400   KeySpan Energy Corp.                                                725,400
     27,500   Questar Corp.                                                       532,813
     18,000   Sonat, Inc.                                                         487,125
                                                                            -------------
                                                                            $   3,471,838
                                                                            -------------
               TOTAL UTILITIES                                              $  14,102,936
                                                                            -------------
               TOTAL COMMON STOCKS (Cost $103,429,985)                      $ 104,250,534
                                                                            -------------
 Principal
  Amount
----------
              TEMPORARY CASH INVESTMENTS - 7.4%
              Commercial Paper - 7.4%
 $2,875,000   American Express Credit Corp., 5.0%, 1/6/99                   $   2,875,000
  2,553,000   Chevron USA, Inc., 5.75%, 1/5/99                                  2,553,000
  2,860,000   Ford Motor Credit Corp., 4.92%, 1/4/99                            2,860,000
                                                                            -------------
               TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,288,000)           $   8,288,000
                                                                            -------------
               TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $111,717,985)(a)(b)                                   $ 112,538,534
                                                                            =============

*   Non-income producing security.

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $111,977,030 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                      $ 10,647,193
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                       (10,085,689)
                                                                   -------------
    Net unrealized gain                                            $    561,504
                                                                   ============

(b) At December 31, 1998, the Portfolio had a net capital loss carryforward of $597,627 which will expire in 2006 if not utilized. Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $99,368,186 and $86,387,849, respectively.

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investments
  of $8,288,000) (cost $111,717,985)                                          $112,538,534
 Receivables--
  Investment securities sold                                                     2,537,024
  Fund shares sold                                                                 191,199
  Dividends and interest                                                           144,770
 Other                                                                               3,676
                                                                              ------------
   Total assets                                                               $115,415,203
                                                                              ------------
Liabilities:
 Payables--
  Investment securities purchased                                             $  1,966,384
  Fund shares repurchased                                                            1,449
 Due to bank                                                                           969
 Due to affiliates                                                                  63,396
 Accrued expenses                                                                   23,507
                                                                              ------------
   Total liabilities                                                          $  2,055,705
                                                                              ------------
Net Assets:
 Paid-in capital                                                              $112,253,494
 Accumulated undistributed net investment income                                 1,137,089
 Accumulated net realized loss on investments                                     (851,634)
 Net unrealized gain on investments                                                820,549
                                                                              ------------
   Total net assets                                                           $113,359,498
                                                                              ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $113,359,498/7,821,020 shares                                      $      14.49
                                                                              ============


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $9,712)        $1,372,214
 Interest                                                      544,614
                                                            ----------
   Total investment income                                                  $  1,916,828
                                                                            ------------
Expenses:
 Management fees                                            $  760,061
 Transfer agent fees                                               935
 Accounting                                                     33,988
 Custodian fees                                                 48,949
 Professional fees                                              14,051
 Printing                                                        4,346
 Fees and expenses of nonaffiliated trustees                       815
 Miscellaneous                                                   4,130
                                                            ----------
   Total expenses                                                           $    867,275
   Less fees paid indirectly                                                      (1,556)
                                                                            ------------
   Net expenses                                                             $    865,719
                                                                            ------------
    Net investment income                                                   $  1,051,109
                                                                            ------------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                           $   (850,768)
 Change in net unrealized gain on investments                                 (6,899,238)
                                                                            ------------
  Net loss on investments                                                   $ (7,750,006)
                                                                            ------------
  Net decrease in net assets resulting from operations                      $ (6,698,897)
                                                                            ============


   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                                          Year Ended           Year Ended
                                                                                      December 31, 1998     December 31, 1997
                                                                                     -------------------   ------------------
From Operations:
 Net investment income                                                               $  1,051,109           $    789,549
 Net realized gain (loss) on investments                                                 (850,768)             7,625,055
 Change in net unrealized gain on investments                                          (6,899,238)             6,236,718
                                                                                     ------------           ------------
  Net increase (decrease) in net assets resulting
   from operations                                                                   $ (6,698,897)          $ 14,651,322
                                                                                     ------------           ------------
Distributions to Shareholders:
 Net investment income ($0.10 and $0.00 per
  share, respectively)                                                               $   (732,912)          $         --
 Net realized gain ($1.03 and $0.11 per share,
  respectively)                                                                        (7,620,510)              (556,650)
                                                                                     ------------           ------------
    Total distributions to shareholders                                              $ (8,353,422)          $   (556,650)
                                                                                     ------------           ------------
From Fund Share Transactions:                       '98 Shares       '97 Shares
                                                   ---------------   -------------
 Net proceeds from sale of shares                   1,855,115         3,048,885      $ 30,338,387           $ 46,594,217
 Reinvestment of distributions                        515,961            36,889         8,353,422                556,650
 Cost of shares repurchased                        (1,082,203)         (275,697)      (15,756,228)            (4,341,358)
                                                   ----------        ----------      ------------           ------------
  Net increase in net assets resulting from fund
   share transactions                               1,288,873         2,810,077      $ 22,935,581           $ 42,809,509
                                                   ==========        ==========      ------------           ------------
  Net increase in net assets                                                         $  7,883,262           $ 56,904,181
Net Assets:
 Beginning of year                                                                    105,476,236             48,572,055
                                                                                     ------------           ------------
 End of year (including accumulated
  undistributed net investment income of
  $1,137,089 and $798,678, respectively)                                             $113,359,498           $105,476,236
                                                                                     ============           ============

   The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      March 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                       ------------------- ------------------- ------------------- ------------------
Net asset value, beginning of period         $ 16.15             $ 13.05             $ 11.57           $ 10.00
                                             -------             -------             -------           -------
Increase (decrease) from investment
 operations:
 Net investment income                       $  0.12             $  0.12             $  0.03           $  0.02
 Net realized and unrealized gain
  (loss) on investments                        (0.65)               3.09                1.71              1.69
                                             -------             -------             -------           -------
  Net increase (decrease) from
   investment operations                     $ (0.53)            $  3.21             $  1.74           $  1.71
Distributions to shareholders:
 Net investment income                         (0.10)                 --               (0.03)            (0.02)
 Net realized gain                             (1.03)              (0.11)              (0.23)            (0.12)
                                             -------             -------             -------           --------
  Net increase (decrease) in net
   asset value                               $ (1.66)               3.10             $  1.48           $  1.57
                                             -------             -------             -------           --------
Net asset value, end of period               $ 14.49             $ 16.15             $ 13.05           $ 11.57
                                             =======             =======             =======           ========
Total return*                                  (4.02)%           $ 24.69%              15.03%            17.13%
Ratio of net expenses to average net
 assets                                         0.74%+              0.80%+              0.93%+            1.56%**+
Ratio of net investment income to
 average net assets                             0.90%+              1.02%+              0.37%+            0.48%**+
Portfolio turnover rate                           81%                 50%                 41%               46%**
Net assets, end of period
 (in thousands)                             $113,359            $105,476             $48,572           $ 9,357
Ratio assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   0.74%               0.80%               0.95%             3.95%**
 Net investment income (loss)                   0.90%               1.02%               0.35%            (1.91)%**
Ratio assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   0.74%               0.79%               0.92%             1.49%**
 Net investment income                          0.90%               1.03%               0.38%             0.55%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                           Value
----------                                                    --------------
             INVESTMENT IN SECURITIES - 96.1%
             PREFERRED STOCK - 1.0%
   1,832     SAP AG                                            $   874,068
                                                               -----------
              TOTAL PREFERRED STOCK (Cost $898,391)            $   874,068
                                                               -----------
             COMMON STOCKS - 95.1%
             BASIC MATERIALS - 7.3%
             Agricultural Products - 3.7%
 117,587     Pioneer Hi-Bred International, Inc.               $ 3,174,849
                                                               -----------
             Chemicals (Specialty) - 3.6%
  76,587     Minerals Technologies, Inc.                       $ 3,135,280
                                                               -----------
              TOTAL BASIC MATERIALS                            $ 6,310,129
                                                               -----------
             CAPITAL GOODS - 9.1%
             Aerospace/Defense - 2.0%
  32,500     Gulfstream Aerospace Corp.*                       $ 1,730,625
                                                               -----------
             Electrical Equipment - 2.1%
   8,800     Molex, Inc.                                       $   335,500
  46,537     Molex, Inc. (Non-voting)                            1,483,367
                                                               -----------
                                                               $ 1,818,867
                                                               -----------
             Manufacturing (Specialized) - 5.0%
  84,900     Sealed Air Corp.*                                 $ 4,335,206
                                                               -----------
              TOTAL CAPITAL GOODS                              $ 7,884,698
                                                               -----------
             CONSUMER CYCLICALS - 7.0%
             Building Materials - 1.2%
  24,100     Fastenal Co.                                      $ 1,060,400
                                                               -----------
             Gaming, Lottery & Parimutuel Companies - 1.1%
  61,000     Mirage Resorts, Inc.*                             $   911,188
                                                               -----------
             Retail (General Merchandise) - 3.3%
  47,325     Fred Meyer, Inc.*                                 $ 2,851,331
                                                               -----------
             Services (Commercial & Consumer) - 1.4%
  16,800     Cintas Corp.                                      $ 1,183,350
                                                               -----------
              TOTAL CONSUMER CYCLICALS                         $ 6,006,269
                                                               -----------
             CONSUMER STAPLES - 30.2%
             Beverages (Non-Alcoholic) - 3.6%
  45,672     The Coca-Cola Co.                                 $ 3,054,315
                                                               -----------
             Broadcasting (Television/Radio/Cable) - 8.0%
  57,400     Comcast Corp. (Non-voting)                        $ 3,368,663
 129,000     Infinity Broadcasting Corp.*                        3,531,375
                                                               -----------
                                                               $ 6,900,038
                                                               -----------
             Foods - 3.1%
  30,078     Wrigley (Wm.) Jr. Co.                             $ 2,693,861
                                                               -----------
             Household Products (Non-Durables) - 3.1%
  29,300     Procter & Gamble Co.                              $ 2,675,456
                                                               -----------
             Personal Care - 5.3%
  94,964     The Gillette Co.                                  $ 4,587,948
                                                               -----------
             Restaurants - 4.4%
  49,276     McDonald's Corp.                                  $ 3,775,773
                                                               -----------
             Retail (Drug Stores) - 2.7%
  39,957     Walgreen Co.                                      $ 2,339,982
                                                               -----------
              TOTAL CONSUMER STAPLES                           $26,027,373
                                                               -----------
             FINANCIAL - 19.0%
             Financial (Diversified) - 7.7%
      95     Berkshire Hathaway, Inc.*                         $ 6,650,000
                                                               -----------
             Insurance (Multi-Line) - 4.0%
  35,316     American International Group, Inc.                $ 3,412,408
                                                               -----------
             Insurance (Property/Casualty) - 5.1%
  25,800     Progressive Corp.                                 $ 4,369,875
                                                               -----------
             Investment Bank/Brokerage - 2.2%
  33,787     Charles Schwab Corp.                              $ 1,898,407
                                                               -----------
              TOTAL FINANCIAL                                  $16,330,690
                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

    Shares                                                                             Value
-------------                                                                     ---------------
                HEALTHCARE - 11.1%
                Biotechnology - 6.5%
    118,821     Monsanto Co.                                                       $  5,643,998
                                                                                   ------------
                Healthcare (Drugs/Major Pharmaceuticals) - 4.6%
     11,258     Merck & Co., Inc.                                                  $  1,662,666
     18,106     Pfizer, Inc.                                                          2,271,171
                                                                                   ------------
                                                                                   $  3,933,837
                                                                                   ------------
                 TOTAL HEALTHCARE                                                  $  9,577,835
                                                                                   ------------
                TECHNOLOGY - 11.4%
                Computers (Hardware) - 2.2%
     26,076     Dell Computer Corp.*                                               $  1,908,437
                                                                                   ------------
                Computers (Networking) - 2.3%
     21,592     Cisco Systems, Inc.*                                               $  2,004,008
                                                                                   ------------
                Computers (Software & Services) - 6.2%
      7,600     America Online, Inc.*                                              $  1,216,000
     17,662     Microsoft Corp.*                                                      2,449,499
     46,100     SAP AG (A.D.R.)                                                       1,662,481
                                                                                   ------------
                                                                                   $  5,327,980
                                                                                   ------------
                Electronics (Semiconductors) - 0.7%
      4,652     Intel Corp.                                                        $    551,553
                                                                                   ------------
                 TOTAL TECHNOLOGY                                                  $  9,791,978
                                                                                   ------------
                 TOTAL COMMON STOCKS (Cost $71,195,801)                            $ 81,928,972
                                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES (Cost $72,094,192)                 $ 82,803,040
                                                                                   ------------
 Principal
  Amount
--------  -
                TEMPORARY CASH INVESTMENTS - 3.9%
                Commercial Paper - 3.9%
 $1,074,000     Ford Motor Credit Corp., 4.92%, 1/4/99                             $  1,074,000
  2,240,000     Ford Motor Credit Corp., 6.05%, 1/5/99                                2,240,000
                                                                                   ------------
                 TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,314,000)                $  3,314,000
                                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES AND
                  TEMPORARY CASH INVESTMENTS - 100% (Cost $75,408,192)(a)          $ 86,117,040
                                                                                   ============

*   Non-income producing security.

(a) At December 31, 1998, the net unrealized gain on investments, based on cost for federal income tax purposes of $75,487,891 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                       $ 12,384,546
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                         (1,755,397)
                                                                    ------------
Net unrealized gain                                                 $ 10,629,149
                                                                    ============

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $77,862,238 and $9,798,566, respectively.

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investments of
  $3,314,000) (cost $75,408,192)                                                 $86,117,040
 Cash                                                                                     32
 Receivables--
  Investment securities sold                                                          26,474
  Fund shares sold                                                                    77,421
  Dividends and interest                                                              30,775
 Other                                                                                 3,245
                                                                                 -----------
   Total assets                                                                  $86,254,987
                                                                                 -----------
Liabilities:
 Payables--
  Investment securities purchased                                                $   518,830
 Due to affiliates                                                                    45,239
 Accrued expenses                                                                     20,640
                                                                                 -----------
   Total liabilities                                                             $   584,709
                                                                                 -----------
Net Assets:
 Paid-in capital                                                                 $75,099,451
 Accumulated undistributed net investment income                                      32,360
 Accumulated net realized loss on investments                                       (170,381)
 Net unrealized gain on investments                                               10,708,848
                                                                                 -----------
   Total net assets                                                              $85,670,278
                                                                                 ===========
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $85,670,278/4,211,218 shares                                          $     20.34
                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


Investment Income:
 Dividends (net of foreign taxes withheld of $188)                         $183,741
 Interest                                                                   173,501
                                                                           --------
   Total investment income                                                               $   357,242
                                                                                         -----------
Expenses:
 Management fees                                                           $239,134
 Transfer agent fees                                                            777
 Accounting                                                                  33,402
 Custodian fees                                                              45,764
 Professional fees                                                           11,639
 Printing                                                                     4,347
 Fees and expenses of nonaffiliated trustees                                    498
 Miscellaneous                                                                5,182
                                                                           --------
   Total expenses                                                                        $   340,743
   Less management fees waived by Pioneer Investment Management, Inc.                        (13,678)
   Less fees paid indirectly                                                                  (2,264)
                                                                                         -----------
   Net expenses                                                                          $   324,801
                                                                                         -----------
    Net investment income                                                                $    32,441
                                                                                         -----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments                                                        $  (166,314)
 Change in net unrealized gain on investments                                             10,684,079
                                                                                         -----------
  Net gain on investments                                                                $10,517,765
                                                                                         -----------
  Net increase in net assets resulting from operations                                   $10,550,206
                                                                                         ===========

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Statements of Changes in Net Assets
For the Year Ended December 31, 1998 and the Period Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                                       October 31,1997
                                                                                    Year Ended               to
                                                                                December 31, 1998     December 31, 1997
                                                                               -------------------   ------------------
From Operations:
 Net investment income                                                            $     32,441           $    1,773
 Net realized loss on investments                                                     (166,314)              (4,058)
 Change in net unrealized gain on investments                                       10,684,079               24,769
                                                                                  ------------           ----------
  Net increase in net assets resulting from
   operations                                                                     $ 10,550,206           $   22,484
                                                                                  ------------           ----------
Distributions To Shareholders:
 Net investment income ($0.00 and $0.00 per
  share, respectively)                                                            $     (1,864)          $       --
                                                                                  ------------           ----------
    Total distributions to shareholders                                           $     (1,864)          $       --
                                                                                  ------------           ----------
From Fund Share Transactions:                   '98 Shares     '97 Shares
                                                ------------   ----------
 Net proceeds from sale of shares                4,273,575       302,450          $ 77,029,470           $4,620,514
 Reinvestment of distributions                          99            --                 1,864                   --
 Cost of shares repurchased                       (365,376)       (6,196)           (6,555,882)             (96,514)
                                                ----------       -------          ------------           ----------
  Net increase in net assets resulting
   from fund share transactions                  3,908,298       296,254          $ 70,475,452           $4,524,000
                                                ==========       =======          ------------           ----------
  Net increase in net assets                                                      $ 81,023,794           $4,546,484
Net Assets:
 Beginning of period                                                                 4,646,484              100,000
                                                                                  ------------           ----------
 End of period (including accumulated
  undistributed net investment income of
  $32,360 and $1,773, respectively)                                               $ 85,670,278           $4,646,484
                                                                                  ============           ==========

   The accompanying notes are an integral part of these financial statements.

Growth Shares Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                                                       Year Ended        October 31, 1997 to
                                                                   December 31, 1998      December 31, 1997
                                                                  -------------------   --------------------
Net asset value, beginning of period                                    $ 15.34              $ 15.00
                                                                        -------              -------
Increase from investment operations:
 Net investment income                                                  $  0.00              $  0.01
 Net realized and unrealized gain on investments                           5.00                 0.33
                                                                        -------              -------
  Net increase from investment operations                               $  5.00              $  0.34
Distributions to shareholders:
 Net investment income                                                     0.00                   --
                                                                        -------              --------
  Net increase in net asset value                                       $  5.00              $  0.34
                                                                        -------              --------
Net asset value, end of period                                          $ 20.34              $ 15.34
                                                                        =======              ========
Total return*                                                             32.60%                2.27%
Ratio of net expenses to average net assets                                0.88%+               1.25%**
Ratio of net investment income to average net assets                       0.08%+               0.60%**
Portfolio turnover rate                                                      28%                  16%**
Net assets, end of period (in thousands)                                $85,670              $ 4,646
Ratio assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              0.92%                6.57%**
 Net investment income (loss)                                              0.04%               (4.72)%**
Ratio assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              0.88%                1.25%**
 Net investment income                                                     0.08%                0.60%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

   Shares                                                                                Value
------------                                                                        ---------------
               INVESTMENT IN SECURITIES - 96.0%
               REAL ESTATE INVESTMENTS TRUSTS - 82.8%
     35,000    Apartment Investment & Management Co.                                 $  1,301,562
     80,000    Bedford Property Investors, Inc.                                         1,350,000
     70,000    Brandywine Realty Trust                                                  1,251,250
     45,000    Camden Property Trust                                                    1,170,000
     45,000    Charles E. Smith Residential Realty, Inc.                                1,445,625
     50,000    Cousins Properties, Inc.                                                 1,612,500
     70,000    Developers Diversified Realty Corp.                                      1,242,500
     48,157    Equity Office Properties Trust                                           1,155,768
     29,700    Equity Residential Property Trust                                        1,200,994
     43,600    FelCor Suite Hotels, Inc.                                                1,005,525
     35,000    Franchise Finance Corporation of America                                   840,000
     60,000    Glenborough Realty Trust                                                 1,222,500
     35,000    Highwoods Properties, Inc.                                                 901,250
     40,000    Home Properties of New York, Inc.                                        1,030,000
     45,000    The Macerich Co.                                                         1,153,125
     45,000    Mack-Cali Realty Corp.                                                   1,389,375
     35,000    National Golf Properties, Inc.                                           1,012,812
     57,200    Pacific Gulf Properties, Inc.                                            1,147,575
     80,199    Patriot American Hospitality, Inc.                                         481,194
     65,000    Prentiss Properties Trust                                                1,450,313
     40,000    Public Storage, Inc.                                                     1,082,500
     45,000    Simon Property Group, Inc.                                               1,282,500
     30,000    Spieker Properties, Inc.                                                 1,038,750
     35,000    Starwood Hotels & Resorts Trust                                            794,062
     40,000    Storage Trust Realty                                                       935,000
     16,300    Sun Communities, Inc.                                                      567,444
                                                                                     ------------
                TOTAL REAL ESTATE INVESTMENTS TRUSTS                                 $ 29,064,124
                                                                                     ------------
               REAL ESTATE SERVICES - 10.5%
     53,000    AMRESCO, Inc.*                                                        $    463,750
     90,000    Catellus Development Corp.*                                              1,288,125
     45,000    CB Richard Ellis Services, Inc.*                                           815,625
     55,000    Trizec Hahn Corp.                                                        1,127,500
                                                                                     ------------
                TOTAL REAL ESTATE SERVICES                                           $  3,695,000
                                                                                     ------------
               SERVICES - 2.7%
     70,000    Host Marriott Corp.*                                                  $    966,875
                                                                                     ------------
                TOTAL SERVICES                                                       $    966,875
                                                                                     ------------
                TOTAL INVESTMENT IN SECURITIES (Cost $38,690,708)                    $ 33,725,999
                                                                                     ------------
 Principal
   Amount
  ---------
               TEMPORARY CASH INVESTMENT - 4.0%
               Commercial Paper - 4.0%
 $1,388,000    Ford Motor Credit Corp., 4.92%, 1/4/99                                $  1,388,000
                                                                                     ------------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $1,388,000)                    $  1,388,000
                                                                                     ------------
                TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100% (Cost $40,078,708)(a)              $ 35,113,999
                                                                                     ============


*   Non-income producing security.

(a) At December 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $40,078,708 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                        $   748,161
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                         (5,712,870)
                                                                     -----------
    Net unrealized gain                                              $(4,964,709)
                                                                     ===========

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $10,250,429 and $6,923,671, respectively.

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------



Assets:
 Investment in securities, at value (including temporary cash investment of
  $1,388,000) (cost $40,078,708)                                                $ 35,113,999
 Cash                                                                                 30,492
 Receivables--
  Investment securities sold                                                         105,894
  Fund shares sold                                                                    16,476
  Dividends and interest                                                             358,225
 Other                                                                                 3,610
                                                                                ------------
   Total assets                                                                 $ 35,628,696
                                                                                ------------
Liabilities:
 Payables--
  Fund shares repurchased                                                       $        312
 Due to affiliates                                                                    30,287
 Accrued expenses                                                                     18,781
                                                                                ------------
   Total liabilities                                                            $     49,380
                                                                                ------------
Net Assets:
 Paid-in capital                                                                $ 40,152,201
 Accumulated undistributed net investment income                                      95,767
 Accumulated undistributed net realized gain on investments                          296,057
 Net unrealized loss on investments                                               (4,964,709)
                                                                                ------------
   Total net assets                                                             $ 35,579,316
                                                                                ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $35,579,316/2,722,488 shares                                         $      13.07
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of withholding taxes of $2,588)                            $2,041,041
 Interest                                                                      63,421
                                                                           ----------
   Total investment income                                                                 $   2,104,462
                                                                                           -------------
Expenses:
 Management fees                                                           $  400,933
 Transfer agent fees                                                              998
 Accounting                                                                    25,546
 Custodian fees                                                                29,634
 Professional fees                                                             13,565
 Printing                                                                       3,516
 Fees and expenses of nonaffiliated trustees                                      417
 Miscellaneous                                                                  8,123
                                                                           ----------
   Total expenses                                                                          $     482,732
   Less management fees waived by Pioneer Investment Management, Inc.                             (6,567)
   Less fees paid indirectly                                                                        (601)
                                                                                           -------------
   Net expenses                                                                            $     475,564
                                                                                           -------------
    Net investment income                                                                  $   1,628,898
                                                                                           -------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                                          $     438,016
 Change in net unrealized gain on investments                                                (10,520,943)
                                                                                           -------------
  Net loss on investments                                                                  $ (10,082,927)
                                                                                           -------------
  Net decrease in net assets resulting from operations                                     $  (8,454,029)
                                                                                           =============

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------



                                                                                          Year Ended           Year Ended
                                                                                      December 31, 1998     December 31, 1997
                                                                                     -------------------   ------------------
From Operations:
 Net investment income                                                               $ 1,628,898           $   805,272
 Net realized gain on investments                                                        438,016               423,094
 Change in net unrealized gain on investments                                        (10,520,943)            4,120,591
                                                                                     -----------           -----------
  Net increase (decrease) in net assets resulting
   from operations                                                                   $(8,454,029)          $ 5,348,957
                                                                                     -----------           -----------
Distributions to Shareholders:
 Net investment income ($0.56 and $0.45 per
  share, respectively)                                                               $(1,518,501)          $  (754,106)
 Net realized gain ($0.15 and $0.12 per share,
  respectively)                                                                         (402,383)             (269,649)
                                                                                     -----------           -----------
    Total distributions to shareholders                                              $(1,920,884)          $(1,023,755)
                                                                                     -----------           -----------
From Fund Share Transactions:                       '98 Shares       '97 Shares
                                                   ------------      ----------
 Net proceeds from sale of shares                   1,106,588         1,842,009      $16,784,581           $28,581,231
 Reinvestment of distributions                        134,409            64,684        1,920,884             1,023,755
 Cost of shares repurchased                        (1,015,334)         (178,423)     (14,937,948)           (2,858,890)
                                                   ----------        ----------      -----------           -----------
  Net increase in net assets resulting
   from fund share transactions                       225,663         1,728,270      $ 3,767,517           $26,746,096
                                                   ==========        ==========      -----------           -----------
  Net increase (decrease) in net assets                                              $(6,607,396)          $31,071,298
Net Assets:
 Beginning of year                                                                    42,186,712            11,115,414
                                                                                     -----------           -----------
 End of year (including accumulated
  undistributed net investment income of
  $95,767 and $31,066, respectively)                                                 $35,579,316           $42,186,712
                                                                                     ===========           ===========

   The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      March 31, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                        -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period        $  16.90             $ 14.46             $ 11.23           $ 10.00
                                            --------             -------             -------           -------
Increase (decrease) from investment
 operations:
 Net investment income                      $   0.60             $  0.47             $  0.54           $  0.12
 Net realized and unrealized gain
  (loss) on investments                        (3.72)               2.54                3.34              1.55
                                            --------             -------             -------           -------
  Net increase (decrease) from
   investment operations                    $  (3.12)            $  3.01             $  3.88           $  1.67
Distributions to shareholders:
 Net investment income                         (0.56)              (0.45)              (0.53)            (0.23)
 Tax return of capital                            --                  --                  --             (0.18)
 Net realized gain                             (0.15)              (0.12)              (0.12)            (0.03)
                                            --------             -------             -------           ---------
  Net increase (decrease) in net
   asset value                              $  (3.83)            $  2.44             $  3.23           $  1.23
                                            --------             -------             -------           ---------
Net asset value, end of period              $  13.07             $ 16.90             $ 14.46           $ 11.23
                                            ========             =======             =======           =========
Total return*                                 (18.74)%             21.16%              35.73%            16.96%
Ratio of net expenses to average net
 assets                                         1.19%+              1.25%+              1.34%+            2.10%**+
Ratio of net investment income to
 average net assets                             4.06%+              3.16%+              4.63%+            2.68%**+
Portfolio turnover rate                           18%                 28%                 41%                1%**
Net assets, end of period
 (in thousands)                             $ 35,579             $42,187             $11,115           $   512
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   1.20%               1.37%               3.35%            45.96%**
 Net investment income (loss)                   4.05%               3.04%               2.62%           (41.18)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   1.19%               1.24%               1.24%             1.57%**
 Net investment income                          4.06%               3.17%               4.73%             3.21%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

 Shares                                                       Value
--------                                                  -------------
           COMMON STOCKS - 97.8%
           BASIC MATERIALS - 3.2%
           Aluminum - 0.6%
  7,400    Alcoa, Inc.                                     $   551,762
                                                           -----------
           Chemicals - 1.3%
  4,500    Dow Chemical Co.                                $   409,219
 15,000    E.I. du Pont de Nemours & Co.                       795,937
                                                           -----------
                                                           $ 1,205,156
                                                           -----------
           Chemicals (Diversified) - 0.3%
  7,100    Bayer AG (A.D.R.)                               $   298,200
                                                           -----------
           Chemicals (Specialty) - 0.0%
    400    Ciba Specialty Chemicals AG (A.D.R.)            $    16,750
                                                           -----------
           Iron & Steel - 0.4%
  6,900    Nucor Corp.                                     $   298,425
  3,800    Steel Dynamics, Inc.*                                44,650
                                                           -----------
                                                           $   343,075
                                                           -----------
           Metals Mining - 0.6%
 10,500    Phelps Dodge Corp.                              $   534,187
                                                           -----------
            TOTAL BASIC MATERIALS                          $ 2,949,130
                                                           -----------
           CAPITAL GOODS - 4.4%
           Aerospace/Defense - 0.5%
  5,500    Lockheed Martin Corp.                           $   466,125
                                                           -----------
           Electrical Equipment - 1.0%
 10,000    Emerson Electric Co.                            $   605,000
  1,900    General Electric Co.                                193,919
  4,000    Hubbell, Inc. (Class B)                             152,000
                                                           -----------
                                                           $   950,919
                                                           -----------
           Machinery (Diversified) - 1.5%
 15,100    Caterpillar, Inc.                               $   694,600
  5,500    Deere & Co.                                         182,188
  7,700    Ingersoll-Rand Co.                                  361,419
  6,000    Timken Co.                                          113,250
                                                           -----------
                                                           $ 1,351,457
                                                           -----------
           Manufacturing (Diversified) - 0.8%
  6,200    Illinois Tool Works, Inc.                       $   359,600
  6,600    Johnson Controls, Inc.                              389,400
                                                           -----------
                                                           $   749,000
                                                           -----------
           Manufacturing (Specialized) - 0.3%
  7,000    Diebold Inc.                                    $   249,813
                                                           -----------
           Office Equipment & Supplies - 0.3%
 11,600    Canon Inc. (A.D.R.)                             $   249,400
                                                           -----------
            TOTAL CAPITAL GOODS                            $ 4,016,714
                                                           -----------
           COMMUNICATION SERVICES - 11.7%
           Cellular/Wireless Telecommunications - 0.2%
  6,900    Sprint Corp. (PCS Group)                        $   159,563
                                                           -----------
           Telecommunications (Long Distance) - 1.3%
 13,800    Sprint Corp.                                    $ 1,160,925
                                                           -----------
           Telephone - 10.2%
 10,800    Aliant Communications Co., Inc.                 $   441,450
 24,200    Ameritech Corp.                                   1,533,675
 26,200    Bell Atlantic Corp.                               1,388,600
 35,400    BellSouth Corp.                                   1,765,575
 20,800    GTE Corp.                                         1,352,000
 31,900    SBC Communications, Inc.                          1,710,637
 16,600    US West Communication Group, Inc.                 1,072,775
                                                           -----------
                                                           $ 9,264,712
                                                           -----------
            TOTAL COMMUNICATION SERVICES                   $10,585,200
                                                           -----------
           CONSUMER CYCLICALS - 11.1%
           Automobiles - 2.9%
  9,913    DaimlerChrysler AG                              $   952,268
 28,400    Ford Motor Co.                                    1,666,725
                                                           -----------
                                                           $ 2,618,993
                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                         Value
--------                                                   -------------
           Household Furniture & Appliances - 0.5%
  6,000    Sony Corp. (A.D.R.)                              $   430,500
                                                            -----------
           Publishing - 2.4%
 27,000    John Wiley & Sons, Inc.                          $ 1,304,437
  8,700    McGraw-Hill Co., Inc.                                886,312
                                                            -----------
                                                            $ 2,190,749
                                                            -----------
           Publishing (Newspapers) - 0.4%
  5,300    Central Newspapers, Inc.                         $   378,619
                                                            -----------
           Retail (Department Stores) - 2.0%
  9,000    Harcourt General, Inc.                           $   478,687
  8,700    Kohl's Corp.*                                        534,506
 13,000    May Department Stores Co.                            784,875
                                                            -----------
                                                            $ 1,798,068
                                                            -----------
           Retail (Discounters) - 0.4%
 13,500    Dollar General Corp.                             $   318,938
                                                            -----------
           Retail (General Merchandise) - 2.0%
 22,100    Dayton Hudson Corp.                              $ 1,198,925
  8,200    Wal-Mart Stores, Inc.                                667,787
                                                            -----------
                                                            $ 1,866,712
                                                            -----------
           Retail (Specialty) - 0.3%
  5,800    Barnes & Noble, Inc.*                            $   246,500
                                                            -----------
           Services (Advertising/Marketing) - 0.2%
  3,100    Omnicom Group                                    $   179,800
                                                            -----------
            TOTAL CONSUMER CYCLICALS                        $10,028,879
                                                            -----------
           CONSUMER STAPLES - 9.1%
           Beverages (Non-Alcoholic) - 0.6%
 12,900    PepsiCo, Inc.                                    $   528,094
                                                            -----------
           Broadcasting (Television/Radio/Cable) - 1.2%
  8,600    Belo (A.H.) Corp.                                $   171,463
 24,800    CBS Corp.                                            812,200
  3,500    Hearst-Argyle Television, Inc.*                      115,500
                                                            -----------
                                                            $ 1,099,163
                                                            -----------
           Distributors (Food & Health) - 0.4%
 13,000    Sysco Corp.                                      $   356,688
                                                            -----------
           Foods - 3.9%
 10,100    Bestfoods                                        $   537,825
 20,200    ConAgra, Inc.                                        636,300
  8,400    General Mills, Inc.                                  653,100
 14,700    H.J. Heinz Co.                                       832,387
  2,300    Nestle SA (A.D.R.)                                   248,113
 21,000    Sara Lee Corp.                                       591,937
                                                            -----------
                                                            $ 3,499,662
                                                            -----------
           Household Products (Non-Durables) - 0.8%
  8,100    Colgate-Palmolive Co.                            $   752,287
                                                            -----------
           Restaurants - 0.4%
  5,000    McDonald's Corp.                                 $   383,125
                                                            -----------
           Retail Stores (Drug Stores) - 1.4%
 21,700    Walgreen Co.                                     $ 1,270,806
                                                            -----------
           Services (Employment) - 0.4%
  7,800    Robert Half International, Inc.*                 $   348,563
                                                            -----------
            TOTAL CONSUMER STAPLES                          $ 8,238,388
                                                            -----------
           ENERGY - 4.4%
           Oil (Domestic Integrated) - 0.5%
  7,700    Atlantic Richfield Co.                           $   502,425
                                                            -----------
           Oil (International Integrated) - 3.1%
 15,600    Chevron Corp.                                    $ 1,293,825
  8,300    Exxon Corp.                                          606,937
 10,500    Mobil Corp.                                          914,812
                                                            -----------
                                                            $ 2,815,574
                                                            -----------
           Oil & Gas (Drilling & Equipment) - 0.8%
  9,900    Schlumberger Ltd.                                $   456,638

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


Shares                                                             Value
--------                                                      --------------
           Oil & Gas (Drilling & Equipment) - (Continued)
  9,500    Smith International, Inc.*                          $   239,281
                                                               -----------
                                                               $   695,919
                                                               -----------
            TOTAL ENERGY                                       $ 4,013,918
                                                               -----------
           FINANCIAL- 21.2%
           Banks (Major Regional) - 6.5%
 56,000    The Bank of New York Co., Inc.                      $ 2,254,000
  9,180    Banc One Corp.                                          468,754
  7,550    Comerica, Inc.                                          514,816
 11,000    Huntington Bancshares, Inc.                             330,688
  2,900    Mellon Bank Corp.                                       199,375
 19,000    National City Corp.                                   1,377,500
 11,500    State Street Corp.                                      799,969
                                                               -----------
                                                               $ 5,945,102
                                                               -----------
           Banks (Regional) - 1.0%
 10,900    First Tennessee National Corp.                      $   414,881
  7,800    Zions Bancorporation                                    486,525
                                                               -----------
                                                               $   901,406
                                                               -----------
           Financial (Diversified) - 2.6%
 12,120    Associates First Capital Corp.                      $   513,585
 15,300    The Equitable Companies, Inc.                           885,487
  6,100    Federal National Mortgage Association                   451,400
  5,800    Morgan Stanley, Dean Witter and Co.                     411,800
  5,000    The Rouse Co.                                           137,500
                                                               -----------
                                                               $ 2,399,772
                                                               -----------
           Insurance (Life/Health) - 0.7%
 14,100    ReliaStar Financial Corp.                           $   650,362
                                                               -----------
           Insurance (Multi-Line) - 0.7%
  6,250    American International Group, Inc.                  $   603,906
                                                               -----------
           Insurance (Property/Casualty) - 3.5%
 12,700    Chubb Corp.                                         $   823,912
 10,900    Exel Ltd.                                               817,500
 10,600    Partnerre Ltd.                                          484,950
 12,000    St. Paul Companies, Inc.                                417,000
 14,300    Safeco Corp.                                            614,006
                                                               -----------
                                                               $ 3,157,368
                                                               -----------
           Insurance Brokers - 0.7%
 11,350    Marsh & McLennan Co., Inc.                          $   663,266
                                                               -----------
           Investment Banking/Brokerage - 3.4%
 30,550    Charles Schwab Corp.                                $ 1,716,528
 10,300    Merrill Lynch & Co., Inc.                               687,525
 16,500    Paine Webber Group, Inc.                                637,312
                                                               -----------
                                                               $ 3,041,365
                                                               -----------
           Investment Management - 1.6%
 20,000    Federated Investors, Inc.                           $   362,500
 32,000    T. Rowe Price Associates, Inc.                        1,096,000
                                                               -----------
                                                               $ 1,458,500
                                                               -----------
           Savings & Loan Companies - 0.5%
 12,024    Washington Mutual, Inc.                             $   459,167
                                                               -----------
            TOTAL FINANCIAL                                    $19,280,214
                                                               -----------
           HEALTHCARE - 14.3%
           Healthcare (Diversified) - 4.1%
 11,900    Abbott Laboratories                                 $   583,100
 11,000    Bristol-Myers Squibb Co.                              1,471,937
 13,400    Johnson & Johnson                                     1,123,925
  7,150    Warner-Lambert Co., Inc.                                537,591
                                                               -----------
                                                               $ 3,716,553
                                                               -----------
           Healthcare (Drugs/Major Pharmaceuticals) - 9.1%
  8,000    Eli Lilly & Co.                                     $   711,000
  3,200    Merck & Co., Inc.                                       472,600
 13,300    Novartis AG (A.D.R.)                                  1,308,387
  6,100    Roche Holdings AG (A.D.R.)                              747,250

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


Shares                                                                     Value
--------                                                              --------------
           Healthcare (Drugs/Major Pharmaceuticals) - (Continued)
 68,000    Schering-Plough Corp.                                       $ 3,757,000
 18,700    SmithKline Beecham Plc (A.D.R.)                               1,299,650
                                                                       -----------
                                                                       $ 8,295,887
                                                                       -----------
           Healthcare (Managed Care) - 0.3%
  5,900    United Healthcare Corp.                                     $   254,069
                                                                       -----------
           Healthcare (Medical Products/Supplies) - 0.8%
 17,200    Becton, Dickinson & Co.                                     $   734,225
                                                                       -----------
            TOTAL HEALTHCARE                                           $13,000,734
                                                                       -----------
           TECHNOLOGY - 15.3%
           Communications Equipment - 2.3%
 11,100    Harris Corp.                                                $   406,538
  7,500    Lucent Technologies, Inc.                                       825,000
 14,600    Motorola, Inc.                                                  891,512
                                                                       -----------
                                                                       $ 2,123,050
                                                                       -----------
           Computers (Hardware) - 6.5%
 28,000    Compaq Computer Corp.                                       $ 1,174,250
 15,000    Hewlett-Packard Co.                                           1,024,687
 12,300    IBM Corp.                                                     2,272,425
 16,400    Sun Microsystems, Inc.*                                       1,404,250
                                                                       -----------
                                                                       $ 5,875,612
                                                                       -----------
           Computers (Software & Services) - 1.5%
 15,300    Aspen Technology, Inc.*                                     $   221,850
  2,350    BMC Software, Inc.*                                             104,722
  9,900    Computer Sciences Corp.                                         637,931
  3,000    Network Associates, Inc.*                                       198,750
  2,100    Oracle Corp.*                                                    90,563
  7,500    Peoplesoft, Inc.*                                               142,031
                                                                       -----------
                                                                       $ 1,395,847
                                                                       -----------
           Electronics (Defense) - 0.4%
  8,600    General Motors Corp. (Class H)                              $   341,313
                                                                       -----------
           Electronics (Semiconductors) - 2.7%
  5,700    Altera Corp.*                                               $   346,988
  8,800    Intel Corp.                                                   1,043,350
 10,090    Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)*          143,152
 10,700    Texas Instruments, Inc.                                         915,519
                                                                       -----------
                                                                       $ 2,449,009
                                                                       -----------
           Equipment (Semiconductors) - 0.3%
  5,400    Applied Materials, Inc.*                                    $   230,513
                                                                       -----------
           Photography/Imaging - 0.3%
  3,600    Eastman Kodak Co.                                           $   259,200
                                                                       -----------
           Services (Data Processing) - 1.3%
  6,300    Automatic Data Processing, Inc.                             $   505,181
  4,000    DST Systems, Inc.*                                              228,250
  3,600    Electronic Data Systems Corp.                                   180,900
  5,000    Fiserv, Inc.*                                                   257,188
                                                                       -----------
                                                                       $ 1,171,519
                                                                       -----------
            TOTAL TECHNOLOGY                                           $13,846,063
                                                                       -----------
           TRANSPORTATION - 1.2%
           Airlines - 0.3%
  5,700    Delta Air Lines, Inc.                                       $   296,400
                                                                       -----------
           Railroads - 0.9%
  7,100    Burlington Northern, Inc.                                   $   239,625
 16,800    Norfolk Southern Corp.                                          532,350
                                                                       -----------
                                                                       $   771,975
                                                                       -----------
            TOTAL TRANSPORTATION                                       $ 1,068,375
                                                                       -----------
           UTILITIES - 1.9%
           Electric Companies - 1.2%
 19,000    Allegheny Power Systems, Inc.                               $   655,500
 18,500    DPL, Inc.                                                       400,063
                                                                       -----------
                                                                       $ 1,055,563
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                                              Value
-------------                                                                   --------------
                Natural Gas - 0.3%
     12,000     Indiana Energy, Inc.                                            $    295,500
                                                                                ------------
                Water Utilities - 0.4%
     10,700     American Water Works Co., Inc.                                  $    361,125
                                                                                ------------
                 TOTAL UTILITIES                                                $  1,712,188
                                                                                ------------
                 TOTAL COMMON STOCKS (Cost $78,820,480)                         $ 88,739,803
                                                                                ------------
 Principal
  Amount
----------
                TEMPORARY CASH INVESTMENT - 2.2%
                Commercial Paper - 2.2%
 $2,027,000     Ford Motor Credit Corp., 4.92%, 1/4/99                          $  2,027,000
                                                                                ------------
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $2,027,000)              $  2,027,000
                                                                                ------------
                 TOTAL INVESTMENT IN SECURITIES - 100% (Cost $80,847,480)(a)    $ 90,766,803
                                                                                ============

*   Non-income producing security.

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $80,865,428 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                        $12,073,734

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                         (2,172,359)
                                                                     -----------
    Net unrealized gain                                              $ 9,901,375
                                                                     ===========

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $76,470,281 and $1,617,082, respectively.

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment
  of $2,027,000) (cost $80,847,480)                                           $ 90,766,803
 Cash                                                                                  452
 Receivables--
  Fund shares sold                                                                 249,076
  Dividends, interest, and foreign taxes withheld                                   80,912
 Other                                                                               3,275
                                                                              ------------
   Total assets                                                               $ 91,100,518
                                                                              ------------
Liabilities:
 Payables:
  Investment securities purchased                                             $  1,176,702
 Due to affiliates                                                                  47,893
 Accrued expenses                                                                   15,826
                                                                              ------------
   Total liabilities                                                          $  1,240,421
                                                                              ------------
Net Assets:
 Paid-in capital                                                              $ 79,789,833
 Accumulated undistributed net investment income                                     2,184
 Accumulated undistributed net realized gain on investments                        148,757
 Net unrealized gain on investments                                              9,919,323
                                                                              ------------
   Total net assets                                                           $ 89,860,097
                                                                              ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $89,860,097/4,546,726 shares                                       $      19.76
                                                                              ============

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $2,046)                       $574,530
 Interest                                                                   114,984
                                                                           --------
   Total investment income                                                                $   689,514
                                                                                          -----------
Expenses:
 Management fees                                                           $243,814
 Transfer agent fees                                                            712
 Accounting                                                                  33,806
 Custodian fees                                                              28,899
 Professional fees                                                           11,875
 Printing                                                                     3,868
 Fees and expenses of nonaffiliated trustees                                    497
 Miscellaneous                                                                5,223
                                                                           --------
   Total expenses                                                                         $   328,694
   Less management fees waived by Pioneer Investment Management, Inc.                          (3,603)
   Less fees paid indirectly                                                                   (1,865)
                                                                                          -----------
   Net expenses                                                                           $   323,226
                                                                                          -----------
    Net investment income                                                                 $   366,288
                                                                                          -----------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                                         $   148,757
 Change in net unrealized gain on investments                                               9,848,566
                                                                                          -----------
  Net gain on investments                                                                 $ 9,997,323
                                                                                          -----------
  Net increase in net assets resulting from operations                                    $10,363,611
                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Statements of Changes in Net Assets
For the Year Ended December 31, 1998 and the Period Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                                    Year Ended        October 31, 1997 to
                                                                                December 31, 1998      December 31, 1997
                                                                               -------------------   --------------------
From Operations:
 Net investment income                                                            $    366,288            $    2,817
 Net realized gain on investments                                                      148,757                    --
 Change in net unrealized gain on investments                                        9,848,566                70,757
                                                                                  ------------            ----------
   Net increase in net assets resulting
    from operations                                                               $ 10,363,611            $   73,574
                                                                                  ------------            ----------
Distributions To Shareholders:
 Net investment income ($0.15 and $0.01 per
  share, respectively)                                                            $   (364,104)           $   (2,870)
                                                                                  ------------            ----------
    Total distributions to shareholders                                           $   (364,104)           $   (2,870)
                                                                                  ------------            ----------
From Fund Share Transactions:                   '98 Shares     '97 Shares
                                                ------------   -------------
 Net proceeds from sale of shares                4,333,802        227,558         $ 76,560,984            $4,320,369
 Reinvestment of distributions                      20,228            183              364,104                 2,870
 Cost of shares repurchased                        (91,682)           (29)          (1,557,989)                 (452)
                                                ----------        -------         ------------            ----------
   Net increase in net assets resulting from
     fund share transactions                     4,262,348        227,712         $ 75,367,099            $4,322,787
                                                ==========        =======         ------------            ----------
   Net increase in net assets                                                     $ 85,366,606            $4,393,491
Net Assets:
 Beginning of period                                                                 4,493,491               100,000
                                                                                  ------------            ----------
 End of period (including accumulated
  undistributed net investment income of
  $2,184 and $0, respectively)                                                    $ 89,860,097            $4,493,491
                                                                                  ============            ==========

   The accompanying notes are an integral part of these financial statements.

Growth and Income Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                                                       Year Ended        October 31, 1997 to
                                                                   December 31, 1998      December 31, 1997
                                                                  -------------------   --------------------
Net asset value, beginning of period                                    $ 15.80              $ 15.00
                                                                        -------              -------
Increase from investment operations:
 Net investment income                                                  $  0.15              $  0.01
 Net realized and unrealized gain on
  investments                                                              3.96                0.80
                                                                        -------              -------
  Total increase from investment operations                             $  4.11              $  0.81
Distributions to shareholders:
 Net investment income                                                    (0.15)               (0.01)
                                                                        -------              --------
  Net increase in net asset value                                       $  3.96              $  0.80
                                                                        -------              --------
Net asset value, end of period                                          $ 19.76              $ 15.80
                                                                        =======              ========
Total return*                                                             26.12%                5.43%
Ratio of net expenses to average net assets                                0.86%+               1.25%**
Ratio of net investment income to average net assets                       0.97%+               1.07%**
Portfolio turnover rate                                                       4%                  --
Net assets, end of period (in thousands)                                $89,860              $ 4,493
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              0.87%                5.30%**
 Net investment income                                                     0.96%               (2.98)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              0.86%                1.25%**
 Net investment income                                                     0.97%                1.07%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Principal
    Amount                                                                     Value
-------------                                                             ---------------
                INVESTMENT IN SECURITIES - 99.0%
                CONVERTIBLE CORPORATE BONDS - 0.8%
 $1,300,000     Aspen Technology, Inc., 5.25%, 6/15/05 (144A)              $    830,375
    500,000     John H. Harland Co., 6.75%, 6/1/11                              485,000
    250,000     Phototronics Inc., 6.0%, 6/1/04                                 256,793
                                                                           ------------
                 TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,065,000)       $  1,572,168
                                                                           ------------
  Shares
-----------
                CONVERTIBLE PREFERRED STOCKS - 1.9%
        570     Sprint Corp., 8.25%, 3/31/00                               $     47,025
     10,000     AirTouch Communications, Inc., 4.25%, 8/16/16                 1,030,000
     20,000     The Rouse Co., $3.00 (Series B)                                 867,500
     42,300     Union Pacific Capital Inc., 6.25%, 4/01/28                    1,949,776
                                                                           ------------
                 TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,373,619)      $  3,894,301
                                                                           ------------
                COMMON STOCKS - 96.3%
                BASIC MATERIALS - 5.3%
                Aluminum - 0.9%
     25,400     Aluminum Co. of America                                    $  1,893,888
                                                                           ------------
                Chemicals - 2.6%
     29,000     Dow Chemical Co.                                           $  2,637,188
     50,600     E.I. du Pont de Nemours and Co.                               2,684,963
                                                                           ------------
                                                                           $  5,322,151
                                                                           ------------
                Chemicals (Specialty) - 0.6%
     37,600     Nalco Chemical Co.                                         $  1,165,600
                                                                           ------------
                Iron & Steel - 0.1%
     15,450     Roanoke Electric Steel Corp.                               $    226,922
                                                                           ------------
                Metals Mining - 1.1%
     44,400     Phelps Dodge Corp.                                         $  2,258,850
                                                                           ------------
                 TOTAL BASIC MATERIALS                                     $ 10,867,411
                                                                           ------------
                CAPITAL GOODS - 2.8%
                Electrical Equipment - 0.9%
      7,000     General Electric Co.                                       $    714,438
      5,000     Honeywell, Inc.                                                 376,563
     19,000     Hubbell, Inc. (Class B)                                         722,000
                                                                           ------------
                                                                           $  1,813,001
                                                                           ------------
                Machinery (Diversified) - 0.5%
      7,000     The Gorman-Rupp Co.                                        $    117,250
     52,300     Timken Co.                                                      987,163
                                                                           ------------
                                                                           $  1,104,413
                                                                           ------------
                Manufacturing (Diversified) - 0.6%
     19,000     Johnson Controls, Inc.                                     $  1,121,000
                                                                           ------------
                Manufacturing (Specialized) - 0.5%
     31,000     Diebold, Inc.                                              $  1,106,313
                                                                           ------------
                Trucks & Parts - 0.3%
     12,800     PACCAR, Inc.                                               $    526,400
                                                                           ------------
                 TOTAL CAPITAL GOODS                                       $  5,671,127
                                                                           ------------
                COMMUNICATION SERVICES - 18.1%
                Cellular/Wireless Telecommunications - 0.5%
     47,500     Sprint Corp. (PCS Group)                                   $  1,098,438
                                                                           ------------
                Telecommunications (Long Distance) - 3.1%
     75,000     Sprint Corp.                                               $  6,309,375
                                                                           ------------
                Telephone - 14.5%
     43,200     Aliant Communications, Inc.                                $  1,765,800
    101,200     Ameritech Corp.                                               6,413,550
     76,844     Bell Atlantic Corp.                                           4,072,732
     82,400     BellSouth Corp.                                               4,109,700
     88,500     GTE Corp.                                                     5,752,500
     82,412     SBC Communications, Inc.                                      4,419,344
     47,800     US West Communication Group, Inc.                             3,089,075
                                                                           ------------
                                                                           $ 29,622,701
                                                                           ------------
                 TOTAL COMMUNICATION SERVICES                              $ 37,030,514
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                       Value
----------                                                ---------------
             CONSUMER CYCLICALS - 7.4%
             Automobiles - 4.5%
  94,800     Ford Motor Co.                                $  5,563,575
  37,410     DaimlerChrysler AG                               3,593,698
                                                           ------------
                                                           $  9,157,273
                                                           ------------
             Publishing - 0.8%
  15,100     McGraw-Hill Co., Inc.                         $  1,538,313
                                                           ------------
             Retail (Department Stores) - 1.8%
  62,550     May Department Stores Co.                     $  3,776,456
                                                           ------------
             Services (Advertising/Marketing) - 0.3%
   7,000     The Interpublic Group of Companies, Inc.      $    558,250
                                                           ------------
              TOTAL CONSUMER CYCLICALS                     $ 15,030,292
                                                           ------------
             CONSUMER STAPLES - 6.2%
             Beverages (Non-Alcoholic) - 0.3%
  15,000     PepsiCo, Inc.                                 $    614,063
                                                           ------------
             Entertainment - 1.0%
  79,200     Cedar Fair, L.P.                              $  2,059,200
                                                           ------------
             Foods - 3.7%
  44,700     Bestfoods                                     $  2,380,275
  47,000     General Mills, Inc.                              3,654,250
  23,000     H.J. Heinz Co.                                   1,302,375
  10,000     Sara Lee Corp.                                     281,875
                                                           ------------
                                                           $  7,618,775
                                                           ------------
             Household Products (Non-Durables) - 0.9%
  19,000     Colgate-Palmolive Co.                         $  1,764,625
                                                           ------------
             Retail Stores (Food Chains) - 0.3%
  15,000     Winn-Dixie Stores                             $    673,125
                                                           ------------
              TOTAL CONSUMER STAPLES                       $ 12,729,788
                                                           ------------
             ENERGY - 5.8%
             Oil (Domestic Integrated) - 0.8%
  24,000     Atlantic Richfield Co.                        $  1,566,000
                                                           ------------
             Oil (International Integrated) - 5.0%
  60,800     Chevron Corp.                                    5,042,600
  40,000     Exxon Corp.                                      2,925,000
  26,000     Mobil Corp.                                      2,265,250
                                                           ------------
                                                           $ 10,232,850
                                                           ------------
              TOTAL ENERGY                                 $ 11,798,850
                                                           ------------
             FINANCIAL - 22.1%
             Banks (Major Regional) - 5.9%
 118,800     The Bank of New York Co., Inc.                $  4,781,700
  10,000     Comerica, Inc.                                     681,875
  42,200     Mellon Bank Corp.                                2,901,250
  36,000     National City Corp.                              2,610,000
  29,000     U.S. Bancorp                                     1,029,500
                                                           ------------
                                                           $ 12,004,325
                                                           ------------
             Banks (Regional) - 5.1%
 120,600     First Security Corp.                          $  2,819,025
  52,700     First Tennessee National Corp.                   2,005,894
   6,000     North Fork Bancorporation, Inc.                    143,625
  59,788     Old Kent Financial Corp.                         2,780,142
  61,200     Southtrust Corp.                                 2,260,575
   7,600     Zions Bancorporation                               474,050
                                                           ------------
                                                           $ 10,483,311
                                                           ------------
             Financial (Diversified) - 0.5%
  10,000     The Equitable Companies, Inc.                 $    578,750
  17,205     The Rouse Co.                                      473,138
                                                           ------------
                                                              1,051,888
                                                           ------------
             Insurance (Life/Health) - 3.6%
  24,000     American National Insurance Co.               $  1,986,000
  40,500     Hartford Life, Inc.                              2,359,125
  65,200     ReliaStar Financial Corp.                        3,007,350
                                                           ------------
                                                           $  7,352,475
                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Shares                                                            Value
----------                                                      -------------
             Insurance (Property/Casualty) - 2.9%
  19,000     Chubb Corp.                                         $ 1,232,625
  30,500     HSB Group Inc.                                        1,252,406
  39,000     St. Paul Companies, Inc.                              1,355,250
  50,400     Safeco Corp.                                          2,164,050
                                                                 -----------
                                                                 $ 6,004,331
                                                                 -----------
             Investment Management - 1.2%
  71,200     Alliance Capital Management L.P.                    $ 1,833,400
  14,000     Eaton Vance Corp.                                       292,250
  10,000     T. Rowe Price Associated, Inc.                          342,500
                                                                 -----------
                                                                 $ 2,468,150
                                                                 -----------
             Investment Banking/Brokerage - 1.2%
  25,000     AG Edwards, Inc.                                    $   931,250
  37,300     Paine Webber Group, Inc.                              1,440,713
                                                                 -----------
                                                                 $ 2,371,963
                                                                 -----------
             Savings & Loans Companies - 1.7%
  32,876     Astoria Financial Corp.                             $ 1,504,077
  50,400     Washington Mutual, Inc.                               1,924,650
                                                                 -----------
                                                                 $ 3,428,727
                                                                 -----------
              TOTAL FINANCIAL                                    $45,165,170
                                                                 -----------
             HEALTHCARE - 11.9%
             Healthcare (Diversified) - 4.6%
  75,000     Abbott Laboratories                                 $ 3,675,000
  50,000     American Home Products Corp.                          2,815,623
  10,400     Bristol-Myers Squibb Co.                              1,391,650
  19,000     Johnson & Johnson                                     1,593,625
                                                                 -----------
                                                                 $ 9,475,898
                                                                 -----------
             Healthcare (Drugs/Major Pharmaceuticals) - 6.0%
  16,200     Merck & Co., Inc.                                   $ 2,392,538
 176,800     Schering-Plough Corp.                                 9,768,200
                                                                 -----------
                                                                 $12,160,738
                                                                 -----------
             Healthcare (Medical Products/Supplies) - 1.3%
  62,000     Becton, Dickinson & Co.                             $ 2,646,625
                                                                 -----------
              TOTAL HEALTHCARE                                   $24,283,261
                                                                 -----------
             TECHNOLOGY - 4.8%
             Communications Equipment - 0.8%
  45,000     Harris Corp.                                        $ 1,648,125
                                                                 -----------
             Computers (Hardware) - 2.7%
  49,000     Hewlett-Packard Co.                                 $ 3,347,313
  12,000     IBM Corp.                                             2,217,000
                                                                 -----------
                                                                 $ 5,564,313
                                                                 -----------
             Equipment (Semiconductors) - 0.6%
  85,000     Helix Technology Corp.                              $ 1,105,000
                                                                 -----------
             Photography/Imaging - 0.7%
  20,000     Eastman Kodak Co.                                   $ 1,440,000
                                                                 -----------
              TOTAL TECHNOLOGY                                   $ 9,757,438
                                                                 -----------
             TRANSPORTATION - 1.3%
             Railroads - 1.3%
  28,000     Burlington Northern, Inc.                           $   945,000
  53,200     Norfolk Southern Corp.                                1,685,773
                                                                 -----------
              TOTAL TRANSPORTATION                               $ 2,630,773
                                                                 -----------
             UTILITIES - 10.6%
             Electric Companies - 6.4%
  70,000     Allegheny Energy, Inc.                              $ 2,415,000
 136,000     Baltimore Gas & Electric Co.                          4,199,000
  50,000     BEC Energy                                            2,059,375
  80,300     DPL, Inc.                                             1,736,488
  20,000     DQE, Inc.                                               878,750
  57,000     Kansas City Power & Light Co.                         1,688,625
                                                                 -----------
                                                                 $12,977,238
                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

    Shares                                                                           Value
-------------                                                                   ---------------
                Natural Gas - 3.7%
      4,000     Buckeye Partners, L.P.                                           $    116,000
     14,750     Consolidated Natural Gas Co.                                          796,500
     13,200     Indiana Energy, Inc.                                                  325,050
     64,600     Keyspan Energy Corp.                                                2,002,600
      3,475     Kinder Morgan Energy Partners, L.P.                                   125,965
      5,000     Lakehead Pipe Line Partners, L.P.                                     242,500
     39,200     NICOR, Inc.                                                         1,656,200
     21,600     Public Service Co. of North Carolina, Inc.                            561,600
     94,600     Questar Corp.                                                       1,832,874
                                                                                 ------------
                                                                                 $  7,659,289
                                                                                 ------------
                Water Utilities - 0.5%
     32,000     American Water Works Co., Inc.                                   $  1,080,000
                                                                                 ------------
                 TOTAL UTILITIES                                                 $ 21,716,527
                                                                                 ------------
                 TOTAL COMMON STOCKS (Cost $149,392,036)                         $196,681,151
                                                                                 ------------
                 TOTAL INVESTMENT IN SECURITIES (Cost $154,830,655)              $202,147,620
                                                                                 ------------
 Principal
  Amount
----------
                TEMPORARY CASH INVESTMENT - 1.0%
                Commercial Paper - 1.0%
 $2,100,000     Commercial Credit Corp., 4.92%, 1/4/99                           $  2,100,000
                                                                                 ------------
                 TOTAL TEMPORARY CASH INVESTMENT (Cost $2,100,000)               $  2,100,000
                                                                                 ------------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                  INVESTMENT - 100% (Cost $156,930,655)(a)                       $204,247,620
                                                                                 ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1998, the value of these securities amounted to $830,375 or 0.4% of total net assets.

(a) At December 31,1998, the net unrealized gain on investments based on cost for federal income tax purposes of $156,930,655 was as follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $50,995,789
      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                       (3,678,824)
                                                                     -----------
      Net unrealized gain                                            $47,316,965
                                                                     ===========

      Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $81,244,534 and $29,635,700, respectively.

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------


Assets:
 Investment in securities, at value (including temporary cash investment
  of $2,100,000) (cost $156,930,655)                                           $204,247,620
 Receivables--
  Fund shares sold                                                                  267,191
  Dividends and interest                                                            397,814
 Other                                                                                7,259
                                                                               ------------
   Total assets                                                                $204,919,884
                                                                               ------------
Liabilities:
 Payables--
  Investment securities purchased                                              $    137,928
 Due to bank                                                                        671,264
 Due to affiliates                                                                  111,617
 Accrued expenses                                                                    22,859
                                                                               ------------
   Total liabilities                                                           $    943,668
                                                                               ------------
Net Assets:
 Paid-in capital                                                               $150,298,706
 Accumulated undistributed net investment income                                    398,525
 Accumulated undistributed net realized gain on investments                       5,962,020
 Net unrealized gain on investments                                              47,316,965
                                                                               ------------
   Total net assets                                                            $203,976,216
                                                                               ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $203,976,216/9,512,759 shares                                       $      21.44
                                                                               ============

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends                                                  $4,210,633
 Interest                                                      282,599
                                                            ----------
   Total investment income                                                   $ 4,493,232
                                                                             -----------
Expenses:
 Management fees                                            $1,063,282
 Transfer agent fees                                               994
 Accounting                                                     27,652
 Custodian fees                                                 43,089
 Professional fees                                               9,781
 Printing                                                        4,201
 Fees and expenses of nonaffiliated trustees                       532
 Miscellaneous                                                   9,858
                                                            ----------
   Total expenses                                                            $ 1,159,389
   Less fees paid indirectly                                                      (3,072)
                                                                             -----------
   Net expenses                                                              $ 1,156,317
                                                                             -----------
    Net investment income                                                    $ 3,336,915
                                                                             -----------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                            $ 6,127,770
 Change in net unrealized gain on investments                                 22,790,102
                                                                             -----------
  Net gain on investments                                                    $28,917,872
                                                                             -----------
  Net increase in net assets resulting from operations                       $32,254,787
                                                                             ===========

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                                  Year Ended           Year Ended
                                                                              December 31, 1998     December 31, 1997
                                                                             -------------------   ------------------
From Operations:
 Net investment income                                                          $   3,336,915         $  1,913,851
 Net realized gain on investments                                                   6,127,770            2,027,178
 Change in net unrealized gain on
  investments                                                                      22,790,102           20,621,558
                                                                                -------------         ------------
   Net increase in net assets resulting from
    operations                                                                  $  32,254,787         $ 24,562,587
                                                                                -------------         ------------
Distributions to Shareholders:
 Net investment income ($0.39 and $0.37 per
  share, respectively)                                                          $  (3,318,604)        $ (1,974,930)
 Net realized gain ($0.22 and $0.01 per
  share, respectively)                                                             (1,835,100)             (60,378)
                                                                                -------------         ------------
    Total distributions to shareholders                                         $  (5,153,704)        $ (2,035,308)
                                                                                -------------         ------------
From Fund Share Transactions:                 '98 Shares     '97 Shares
                                              ------------   -------------
 Net proceeds from sale of shares              3,004,720      3,870,768         $  59,078,823         $ 61,680,376
 Reinvestment of distributions                   257,547        123,265             5,153,704            2,035,308
 Cost of shares repurchased                     (595,292)      (561,300)          (11,570,695)          (8,900,852)
                                              ----------     ----------         -------------         ------------
   Net increase in net assets resulting from
     fund share transactions                   2,666,975      3,432,733         $  52,661,832         $ 54,814,832
                                              ==========     ==========         -------------         ------------
   Net increase in net assets                                                   $  79,762,915         $ 77,342,111
Net Assets:
 Beginning of year                                                                124,213,301           46,871,190
                                                                                -------------         ------------
 End of year (including accumulated
  undistributed net investment income of
  $398,525 and $51,245, respectively)                                           $ 203,976,216         $124,213,301
                                                                                =============         ============

   The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      March 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                        -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period         $ 18.14             $ 13.73             $ 12.17           $ 10.00
                                             -------             -------             -------           -------
Increase from investment operations:
 Net investment income                       $  0.39             $  0.35             $  0.29           $  0.19
 Net realized and unrealized gain on
 investments                                    3.52                4.44                1.54              2.16
                                             -------             -------             -------           -------
  Net increase from investment
  operations                                 $  3.91             $  4.79             $  1.83           $  2.35
Distributions to shareholders:
 Net investment income                         (0.39)              (0.37)              (0.27)            (0.18)
 Net realized gain                             (0.22)              (0.01)                 --                --
                                             -------             -------             -------           --------
  Net increase in net asset value            $  3.30             $  4.41             $  1.56           $  2.17
                                             -------             -------             -------           --------
Net asset value, end of period               $ 21.44             $ 18.14             $ 13.73           $ 12.17
                                             =======             =======             =======           ========
Total return*                                  21.80%              35.23%              15.19%            23.62%
Ratio of net expenses to average net
 assets                                         0.71%+              0.77%+              0.96%+            1.63%**+
Ratio of net investment income to
 average net assets                             2.04%+              2.31%+              2.67%+            2.89%**+
Portfolio turnover rate                           19%                 15%                 18%               --
Net assets, end of period
 (in thousands)                             $203,976            $124,213             $46,871           $ 6,914
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   0.71%               0.77%               0.98%             5.32%**
 Net investment income (loss)                   2.04%               2.31%               2.65%            (0.80)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   0.71%               0.77%               0.95%             1.47%**
 Net investment income                          2.04%               2.31%               2.68%             3.05%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

 Shares                                                      Value
--------                                                 -----------
           INVESTMENT IN SECURITIES - 91.1%
           COMMON STOCKS - 48.9%
           BASIC MATERIALS - 2.0%
           Aluminum - 0.3%
  4,200    Reynolds Metals Co.                           $   221,288
                                                         -----------
           Chemicals - 0.8%
  2,900    Dow Chemical Corp.                            $   263,719
  5,400    Eastman Chemical Co.                              241,650
                                                         -----------
                                                         $   505,369
                                                         -----------
           Metals Mining - 0.2%
  9,400    Asarco, Inc.                                  $   141,587
                                                         -----------
           Paper & Forest Products - 0.7%
  3,400    Georgia-Pacific Corp.                         $   199,112
  5,700    Weyerhaeuser Co.                                  289,631
                                                         -----------
                                                         $   488,743
                                                         -----------
            TOTAL BASIC MATERIALS                        $ 1,356,987
                                                         -----------
           CAPITAL GOODS - 4.5%
           Aerospace/Defense - 1.0%
  5,900    General Dynamics Corp.                        $   345,888
  4,200    Lockheed Martin Corp.                             355,950
                                                         -----------
                                                         $   701,838
                                                         -----------
           Electrical Equipment - 2.1%
 11,700    General Electric Co.                          $ 1,194,131
  3,400    Honeywell, Inc.                                   256,063
                                                         -----------
                                                         $ 1,450,194
                                                         -----------
           Engineering & Construction - 0.3%
  5,200    Fluor Corp.                                   $   221,325
                                                         -----------
           Machinery (Diversified) -  0.4%
  5,000    Ingersoll-Rand Co.                            $   234,687
                                                         -----------
           Manufacturing (Diversified) - 0.7%
  4,100    Tyco International Ltd.                       $   309,294
  1,500    United Technologies Corp.                         163,125
                                                         -----------
                                                         $   472,419
                                                         -----------
            TOTAL CAPITAL GOODS                          $ 3,080,463
                                                         -----------
           COMMUNICATION SERVICES - 5.8%
           Telecommunications (Long Distance) - 3.9%
  4,200    Ameritech Corp.                               $   266,175
  4,000    Bell Atlantic Corp.                               212,000
 12,600    BellSouth Corp.                                   628,425
 24,000    US West Communications Group, Inc.              1,551,000
                                                         -----------
                                                         $ 2,657,600
                                                         -----------
           Telephone - 1.9%
 17,900    AT&T Corp.                                    $ 1,346,975
                                                         -----------
            TOTAL COMMUNICATION SERVICES                 $ 4,004,575
                                                         -----------
           CONSUMER CYCLICALS - 5.5%
           Automobiles - 2.4%
 28,500    Ford Motor Co.                                $ 1,672,594
                                                         -----------
           Homebuilding - 0.3%
  5,100    Centex Corp.                                  $   229,819
                                                         -----------
           Household Furnishings & Appliances - 0.3%
  3,700    Maytag Corp.                                  $   230,325
                                                         -----------
           Publishing - 0.8%
  5,200    McGraw Hill Co., Inc.                         $   529,750
                                                         -----------
           Publishing (Newspapers) - 0.4%
  4,600    Knight-Ridder Inc.                            $   235,175
                                                         -----------
           Retail (General Merchandise) - 1.1%
  9,200    Walmart Stores, Inc.                          $   749,225
                                                         -----------
           Services (Advertising/Marketing) - 0.2%
  2,700    Omnicom Group                                 $   156,600
                                                         -----------
            TOTAL CONSUMER CYCLICALS                     $ 3,803,488
                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Shares                                                     Value
--------                                              --------------
           CONSUMER STAPLES - 3.7%
           Distributors (Food & Health) - 0.4%
  9,200    SUPERVALU, Inc.                             $   257,600
                                                       -----------
           Entertainment - 0.4%
  8,400    The Walt Disney Co., Inc.                   $   252,000
                                                       -----------
           Foods - 0.8%
  5,900    H.J. Heinz Co., Inc.                        $   334,087
  4,000    The Quaker Oats Co.                             238,000
                                                       -----------
                                                       $   572,087
                                                       -----------
           Restaurants - 1.3%
 26,900    Darden Restaurants, Inc.                    $   484,200
  5,700    McDonald's Corp.                                436,763
                                                       -----------
                                                       $   920,963
                                                       -----------
           Specialty Printing - 0.8%
  6,500    Deluxe Corp.                                $   237,656
  7,300    R.R. Donnelley & Sons Co., Inc.                 319,831
                                                       -----------
                                                       $   557,487
                                                       -----------
            TOTAL CONSUMER STAPLES                     $ 2,560,137
                                                       -----------
           ENERGY - 7.1%
           Oil (Domestic Integrated) - 0.8%
 11,400    Royal Dutch Petroleum Co.                   $   545,775
                                                       -----------
           Oil (International Integrated) - 5.7%
  9,200    Chevron Corp.                               $   763,025
 26,000    Conoco Inc.*                                    542,750
 24,700    Exxon Corp.                                   1,806,187
  6,700    Mobil Corp.                                     583,738
  4,100    Texaco Inc.                                     216,788
                                                       -----------
                                                       $ 3,912,488
                                                       -----------
           Oil & Gas (Refining & Marketing) - 0.6%
  9,400    Ashland Inc., Inc.                          $   454,725
                                                       -----------
            TOTAL ENERGY                               $ 4,912,988
                                                       -----------
           FINANCIAL - 12.9%
           Banks (Major Regional) - 4.0%
 14,400    Banc One Corp.                              $   735,300
  8,000    First Union Corp.                               486,500
  6,300    Fleet Financial Group, Inc.                     281,531
  6,000    PNC Bank Corp.                                  324,750
 23,000    Wells Fargo and Co.                             918,563
                                                       -----------
                                                       $ 2,746,644
                                                       -----------
           Banks (Money Center) - 1.5%
 12,600    BankAmerica Corp.                           $   757,575
  2,900    J.P. Morgan & Co., Inc.                         304,681
                                                       -----------
                                                       $ 1,062,256
                                                       -----------
           Financial (Diversified) - 1.5%
  8,400    American General Corp.                      $   655,200
  5,400    Federal National Mortgage Association           399,600
                                                       -----------
                                                       $ 1,054,800
                                                       -----------
           Insurance (Life/Health) - 1.7%
  7,400    Jefferson-Pilot Corp.                       $   555,000
  5,400    Transamerica Corp.                              623,700
                                                       -----------
                                                       $ 1,178,700
                                                       -----------
           Insurance (Multi-Line) - 1.3%
  8,200    Cigna Corp.                                 $   633,963
  2,800    Lincoln National Corp.                          229,075
                                                       -----------
                                                       $   863,038
                                                       -----------
           Insurance (Property/Casualty) - 1.8%
 14,300    Allstate Corp.                              $   552,337
  2,000    Progressive Corp.                               338,750
  7,600    Safeco Corp.                                    326,325
                                                       -----------
                                                       $ 1,217,412
                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

            S&P/Moody's
              Ratings
 Shares     (Unaudited)                                                           Value
--------   -------------                                                      -----------
                           Insurance Brokers - 1.1%
 8,700                     Aon Corp.                                          $   481,763
 4,800                     Marsh & McLennan Co., Inc.                             280,500
                                                                              -----------
                                                                              $   762,263
                                                                              -----------
                            TOTAL FINANCIAL                                   $ 8,885,113
                                                                              -----------
                           HEALTHCARE - 0.9%
                           Healthcare (Diversified) - 0.5%
 2,300                     Allergan Inc.                                      $   148,925
 2,600                     Warner-Lambert Co.                                     195,488
                                                                              -----------
                                                                              $   344,413
                                                                              -----------
                           Healthcare (Drugs/Major Pharmaceuticals) - 0.4%
 2,900                     Eli Lilly & Co.                                    $   257,737
                                                                              -----------
                            TOTAL HEALTHCARE                                  $   602,150
                                                                              -----------
                           TECHNOLOGY - 4.0%
                           Communications Equipment - 1.4%
 6,500                     Lucent Technologies, Inc.                          $   715,000
 3,400                     Motorola, Inc.                                         207,613
                                                                              -----------
                                                                              $   922,613
                                                                              -----------
                           Computers (Hardware) - 1.6%
11,500                     Compaq Computer Corp.                              $   482,281
 8,900                     Hewlett-Packard Co.                                    607,981
                                                                              -----------
                                                                              $ 1,090,262
                                                                              -----------
                           Electronics (Semiconductors) - 1.0%
 6,000                     Intel Corp.                                        $   711,375
                                                                              -----------
                            TOTAL TECHNOLOGY                                  $ 2,724,250
                                                                              -----------
                           TRANSPORTATION - 0.5%
                           Airlines - 0.5%
15,100                     Southwest Airlines Co.                             $   338,806
                                                                              -----------
                            TOTAL TRANSPORTATION                              $   338,806
                                                                              -----------
                           UTILITIES - 2.0%
                           Electric Companies - 2.0%
 6,600                     DTE Energy Co.                                     $   282,975
 6,500                     First Energy Corp.                                     211,656
13,300                     Houston Industries Inc.                                427,263
11,000                     Public Service Enterprise Group, Inc.                  440,000
                                                                              -----------
                            TOTAL UTILITIES                                   $ 1,361,894
                                                                              -----------
                            TOTAL COMMON STOCKS (Cost $29,508,803)            $33,630,851
                                                                              -----------
 Principal
  Amount
----------
                           DEBT OBLIGATIONS - 42.2%
                           CORPORATE BONDS - 22.8%
                           BASIC MATERIALS - 0.4%
 $150,000    BBB+/A3       Lockheed Martin Corp., 6.85%, 5/15/01              $   154,581
  135,000    A/A2          Phelps Dodge Corp., 7.75%, 1/1/02                      140,709
                                                                              -----------
                            TOTAL BASIC MATERIALS                             $   295,290
                                                                              -----------
                           CAPITAL GOODS - 1.5%
  500,000    A/A2          Akzo Nobel N.V., 6.0%, 11/15/03                    $   501,465
  500,000    BBB/Baa3      Waste Management Inc., 6.625%, 7/15/02                 510,980
                                                                              -----------
                            TOTAL CAPITAL GOODS                               $ 1,012,445
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


               S&P/Moody's
 Principal       Ratings
   Amount      (Unaudited)                                                                     Value
-----------   -------------                                                                -------------
                              COMMUNICATIONS SERVICES - 0.7%
   500,000    A-/Baa1         Sprint Capital Corp., 5.7%, 11/15/03                          $  502,340
                                                                                            ----------
                               TOTAL COMMUNICATIONS SERVICES                                $  502,340
                                                                                            ----------
                              CONSUMER CYCLICALS - 5.3%
 1,000,000    A/A2            Penney (J.C.) & Co., 7.6%, 4/1/07                             $1,091,670
   250,000    BB+/Baa3        Saks Inc., 8.25%, 11/15/08                                       265,328
   250,000    BB+/Baa3        Saks Inc., 7.5%, 12/01/10                                        249,745
 1,000,000    BBB-/Baa3       Shopko Stores, 6.5%, 8/15/03                                   1,006,730
 1,000,000    A+/Aa3          Sony Corp., 6.125%, 3/4/03                                     1,026,770
                                                                                            ----------
                               TOTAL CONSUMER CYCLICALS                                     $3,640,243
                                                                                            ----------
                              CONSUMER STAPLES - 2.3%
   500,000    BBB-/Baa3       Comcast Cable Communications, 6.2%, 11/15/08                  $  508,740
 1,000,000    BBB-/Baa3       Telecommunications, Inc., 6.375%, 5/1/03                       1,029,690
                                                                                            ----------
                               TOTAL CONSUMER STAPLES                                       $1,538,430
                                                                                            ----------
                              ENERGY - 0.8%
   500,000    BBB-/Baa1       Tosco Corp., 9.625%, 3/15/02                                  $  547,820
                                                                                            ----------
                               TOTAL ENERGY                                                 $  547,820
                                                                                            ----------
                              FINANCIAL - 7.2%
   210,000    A+/Aa3          Chase Manhattan Corp., 5.5%, 2/15/01                          $  210,519
   500,000    A/A1            Citicorp, 7.25%, 9/1/08                                          548,630
   425,000    A/A2            Ford Motor Credit Co., 9.14%, 12/30/14                           488,436
   300,000    A/A2            Hartford Financial Services Group, Inc., 6.375%, 11/1/02         305,433
   200,000    BBB/Baa2        Hertz Corp., 7.0%, 7/15/03                                       207,448
   220,000    AA-/Aa3         Merrill Lynch & Co., Inc., 6.375%, 9/8/06                        224,261
   200,000    A-/A1           Nationsbank Corp., 6.5%, 3/15/06                                 208,334
   200,000    A-/A1           Nationsbank Corp., 7.5%, 9/15/06                                 221,070
   500,000    A+/A1           St. Paul Companies, Inc., 6.38%, 12/15/08                        497,040
   200,000    A/A2            Salomon Inc., 7.0%, 6/15/03                                      208,876
   500,000    BBB/Baa2        Spieker Properties, Inc., 6.875%, 2/1/05                         487,475
   500,000    A/A2            SunTrust Banks Inc., 6.0%, 2/15/26                               508,680
   500,000    BBB+/A3         Washington Mutual Inc., 7.25%, 8/15/05                           532,510
   300,000    A-/A2           Western National Corp., 7.125%, 2/15/04                          311,406
                                                                                            ----------
                               TOTAL FINANCIAL                                              $4,960,118
                                                                                            ----------
                              HEALTHCARE - 0.3%
   200,000    AA-/A1          Warner-Lambert Co., 6.625%, 9/15/02                           $  208,890
                                                                                            ----------
                               TOTAL HEALTHCARE                                             $  208,890
                                                                                            ----------
                              TECHNOLOGY - 2.5%
   250,000    A/A2            First Data Corp., 6.625%, 4/1/03                              $  258,668
   400,000    A/A2            Lucent Technologies, Inc., 6.9%, 7/15/01                         416,319
 1,000,000    AA-/Aa3         Motorola Inc., 6.5%, 3/1/08                                    1,056,950
                                                                                            ----------
                               TOTAL TECHNOLOGY                                             $1,731,937
                                                                                            ----------
                              TRANSPORTATION - 0.8%
   500,000    BBB-/Baa2       Kansas City Southern Industries, Inc., 7.875%, 7/1/02         $  530,784
                                                                                            ----------
                               TOTAL TRANSPORTATION                                         $  530,784
                                                                                            ----------

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------


                S&P/Moody's
  Principal       Ratings
   Amount       (Unaudited)                                                                                        Value
------------   -------------                                                                                  --------------
                               UTILITIES - 1.0%
 $  650,000    A/A2            Virginia Electric & Power, 6.75%, 2/1/07                                        $   689,761
                                                                                                               -----------
                                TOTAL UTILITIES                                                                $   689,761
                                                                                                               -----------
                                TOTAL CORPORATE BONDS                                                          $15,658,058
                                                                                                               -----------
                               U.S. GOVERNMENT OBLIGATIONS - 5.8%
  2,550,000                    U.S. Treasury Bonds, 6.5%, 10/15/06                                             $ 2,828,639
  1,000,000                    U.S. Treasury Bonds, 6.125%, 11/15/27                                             1,119,580
                                                                                                               -----------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS                                              $ 3,948,219
                                                                                                               -----------
                               U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.6%
    500,000                    Federal Home Loan Mortgage Corp., 6.0%, 7/15/24                                 $   504,945
    500,000                    Federal Home Loan Mortgage Corp., REMIC Series 1487F, 6.0%, 11/15/20                502,020
  1,000,000                    Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21             1,029,590
  1,000,000                    Federal Home Loan Mortgage Corp., REMIC Series 1652PJ, 6.6%, 8/15/22              1,028,950
    421,576                    Federal Home Loan Mortgage Corp., REMIC Series, 2017C, 6.5%, 11/15/23               426,053
    500,000                    Federal National Mortgage Association, 5.75%, 2/15/08                               516,730
    825,000                    Federal National Mortgage Association, REMIC Series 93-47C, 7.0%, 4/25/08           846,054
  1,000,000                    Federal National Mortgage Association, REMIC Series 93-23PJ, 6.7%, 7/25/19        1,006,320
    493,104                    Government National Mortgage Association I, 6.0%, 11/15/13                          496,033
  1,508,487                    Government National Mortgage Association, 6.0%, 11/15/28                          1,494,819
                               Government National Mortgage Association, REMIC Series 1998-24A,
    493,327                      6.5%, 11/20/24                                                                    499,395
                               Government National Mortgage Association, REMIC Series 98-13B, 6.5%,
  1,000,000                      12/20/25                                                                        1,015,200
                                                                                                               -----------
                                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                       $ 9,366,109
                                                                                                               -----------
                                TOTAL DEBT OBLIGATIONS (Cost $28,387,658)                                      $28,972,386
                                                                                                               -----------
                                TOTAL INVESTMENT IN SECURITIES (Cost $57,896,461)                              $62,603,237
                                                                                                               -----------
                               TEMPORARY CASH INVESTMENTS - 8.9%
                               Commercial Paper - 8.9%
  2,289,000                    Citigroup Inc., 4.92%, 1/4/99                                                   $ 2,289,000
  1,832,000                    Ford Motor Credit Corp., 6.05%, 1/5/99                                            1,832,000
  2,023,000                    General Electric Financial Assurance Corp., 5.81%, 1/6/99                         2,023,000
                                                                                                               -----------
                                TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,144,000)                             $ 6,144,000
                                                                                                               -----------
                                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                                 CASH INVESTMENTS - 100% (Cost $64,040,461) (a) (b)                            $68,747,237
                                                                                                               ===========

*   Non-income producing security.

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $64,040,461, was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                        $ 5,271,379
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                           (564,603)
                                                                     -----------
    Net unrealized gain                                              $ 4,706,776
                                                                     ===========

(b) At December 31, 1998, the Portfolio had a net capital loss carryforward of $3,120,676 which will expire in 2006 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 were as follows:

                                         Purchases          Sales
                                        -----------      -----------
    Long-term U.S. Government           $26,393,659      $17,096,995
    Other Long-term Securities           57,114,082       36,500,824

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary
  cash investments of $6,144,000) (cost $64,040,461)         $ 68,747,237
 Receivables--
  Investment securities sold                                      394,051
  Fund shares sold                                                 10,665
  Dividends and interest                                          434,563
 Other                                                              4,068
                                                             ------------
   Total assets                                              $ 69,590,584
                                                             ------------
Liabilities:
 Payables--
  Investment securities purchased                            $  2,587,117
  Due to bank                                                      19,326
 Due to affiliates                                                 38,356
 Accrued expenses                                                  15,616
                                                             ------------
   Total liabilities                                         $  2,660,415
                                                             ------------
Net Assets:
 Paid-in capital                                             $ 65,322,700
 Accumulated undistributed net investment income                   21,369
 Accumulated net realized loss on investments                  (3,120,676)
 Net unrealized gain on investments                             4,706,776
                                                             ------------
   Total net assets                                          $ 66,930,169
                                                             ============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $66,930,169/4,624,817 shares                      $      14.47
                                                             ============

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $963)          $  455,932
 Interest                                                    1,628,634
                                                            ----------
   Total investment income                                                  $  2,084,566
                                                                            ------------
Expenses:
 Management fees                                            $  363,460
 Transfer agent fees                                               978
 Accounting                                                     28,109
 Custodian fees                                                 29,401
 Professional fees                                              13,730
 Printing                                                        4,742
 Fees and expenses of nonaffiliated trustees                       586
 Miscellaneous                                                   4,657
                                                            ----------
   Total expenses                                                           $    445,663
   Less fees paid indirectly                                                        (948)
                                                                            ------------
   Net expenses                                                             $    444,715
                                                                            ------------
    Net investment income                                                   $  1,639,851
                                                                            ------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments                                           $ (3,114,995)
 Change in net unrealized gain on investments                                  2,423,530
                                                                            ------------
  Net loss on investments                                                   $   (691,465)
                                                                            ------------
  Net increase in net assets resulting from operations                      $    948,386
                                                                            ============

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                                    Year Ended           Year Ended
                                                                                December 31, 1998     December 31, 1997
                                                                               -------------------   ------------------
From Operations:
 Net investment income                                                            $  1,639,851          $    763,758
 Net realized gain (loss) on investments                                            (3,114,995)            1,950,534
 Change in net unrealized gain on investments                                        2,423,530             1,459,896
                                                                                  ------------          ------------
   Net increase in net assets resulting from
    operations                                                                    $    948,386          $  4,174,188
                                                                                  ------------          ------------
Distributions to Shareholders:
 Net investment income ($0.42 and $0.36 per
  share, respectively)                                                            $ (1,636,233)         $   (768,655)
 Net realized gain ($0.52 and $0.14 per share,
  respectively)                                                                     (1,935,738)             (262,435)
                                                                                  ------------          ------------
    Total distributions to shareholders                                           $ (3,571,971)         $ (1,031,090)
                                                                                  ------------          ------------
From Fund Share Transactions:                   '98 Shares     '97 Shares
                                                ----------     -----------
 Net proceeds from sale of shares                1,876,280      1,712,892         $ 28,239,062          $ 24,796,670
 Reinvestment of distributions                     237,908         71,377            3,571,971             1,031,090
 Cost of shares repurchased                       (425,293)      (121,009)          (6,264,939)           (1,746,636)
                                                ----------     ----------         ------------          ------------
  Net increase in net assets resulting from
   fund share transactions                       1,688,895      1,663,260         $ 25,546,094          $ 24,081,124
                                                ==========     ==========         ------------          ------------
  Net increase in net assets                                                      $ 22,922,509          $ 27,224,222
Net Assets:
 Beginning of year                                                                  44,007,660            16,783,438
                                                                                  ------------          ------------
 End of year (including accumulated
  undistributed net investment income of
  $21,369 and $12,375, respectively)                                              $ 66,930,169          $ 44,007,660
                                                                                  ============          ============

   The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      March 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                        -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period         $ 14.99             $ 13.19             $ 11.87           $ 10.00
                                             -------             -------             -------           -------
Increase from investment operations:
 Net investment income                       $  0.42             $  0.36             $  0.29           $  0.20
 Net realized and unrealized gain on
  investments                                   0.00                1.94                1.39              1.87
                                             -------             -------             -------           -------
  Net increase from investment
   operations                                $  0.42             $  2.30             $  1.68           $  2.07
Distributions to shareholders:
 Net investment income                         (0.42)              (0.36)              (0.29)            (0.20)
 Net realized gain                             (0.52)              (0.14)              (0.07)               --
                                             -------             -------             -------           -------
Net increase (decrease) in net asset
 value                                       $ (0.52)            $  1.80             $  1.32           $  1.87
                                             -------             -------             -------           -------
Net asset value, end of period               $ 14.47             $ 14.99             $ 13.19           $ 11.87
                                             =======             =======             =======           =======
Total return*                                   2.64%              17.62%              14.26%            20.84%
Ratio of net expenses to average net
 assets                                         0.80%+              0.96%+              1.20%+            1.76%**+
Ratio of net investment income to
 average net assets                             2.93%+              2.63%+              2.83%+            2.99%**+
Portfolio turnover rate                          104%                 63%                 74%               --
Net assets, end of period
 (in thousands)                              $66,930             $44,008             $16,783           $ 2,661
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   0.80%               0.96%               1.58%            14.77%**
 Net investment income (loss)                   2.93%               2.63%               2.45%           (10.02)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   0.80%               0.95%               1.15%             1.45%**
 Net investment income                          2.93%               2.64%               2.88%             3.30%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                 S&P/Moody's
  Principal        Ratings
    Amount       (Unaudited)                                                                        Value
-------------   -------------                                                                   -------------
                                DEBT OBLIGATIONS - 80.4%
                                Australia - 1.9%
 $1,000,000     NA/NR           Shell Australia, 6.0%, 1/14/00                                   $   756,394
                                                                                                 -----------
                                Austria - 3.7%
  1,000,000     NA/NA           Autobahn Schnell AG, 3.0%, 11/12/01                              $   743,278
  1,000,000     NA/NR           City of Vienna, 4.25%, 1/31/00                                       746,557
                                                                                                 -----------
                                                                                                 $ 1,489,835
                                                                                                 -----------
                                Belgium - 4.3%
  1,300,000     AA+/NA          Kingdom of Belgium, 7.125%, 6/1/99                               $   965,787
  1,000,000     NR/NR           Societe Nationale Credit a d'Investissement, 7.25%, 10/2/00          789,915
                                                                                                 -----------
                                                                                                 $ 1,755,702
                                                                                                 -----------
                                Canada - 8.7%
  2,000,000     AA-/Aa3         Province of Ontario, 6.25%, 1/27/03                              $ 1,657,801
  1,260,000     NR/A2           Province of Saskatchewan, 7.0%, 8/17/00                              984,734
  1,200,000     A+/A2           Quebec Province, 3.5%, 9/17/08                                       870,947
                                                                                                 -----------
                                                                                                 $ 3,513,482
                                                                                                 -----------
                                Denmark - 3.4%
    600,000     NA/Aa1          Great Belt AS, 4.25%, 9/24/04                                    $   474,714
  1,340,000     AA+/Aa1         Kingdom of Denmark, 0.0%, 2/17/02                                    908,110
                                                                                                 -----------
                                                                                                 $ 1,382,824
                                                                                                 -----------
                                France - 9.2%
  1,800,000     AAA/Aaa         Caisse National d'Autoroutes, 3.375%, 2/27/08                    $ 1,339,212
  1,800,000     AAA/Aaa         Reseau Ferre de France, 3.25%, 9/12/08                             1,328,062
  1,300,000     NA/NA           Rhone-Alpes, 6.375%, 11/25/02                                      1,075,676
                                                                                                 -----------
                                                                                                 $ 3,742,950
                                                                                                 -----------
                                Germany - 7.7%
  2,000,000     NA/Aa3          Bayerische Vereinsbank, 4.25%, 2/21/07                           $ 1,517,525
  2,200,000     AAA/Aaa         Frankfurter Hypothekenbank Centralboden AG, 3.125%, 4/29/08        1,607,156
                                                                                                 -----------
                                                                                                 $ 3,124,681
                                                                                                 -----------
                                Ireland - 2.6%
  1,300,000     AA+/Aaa         Republic of Ireland, 6.5%, 1/15/01                               $ 1,058,624
                                                                                                 -----------
                                Netherlands - 10.8%
  1,400,000     NR/A1           BMW Finance NV, 5.0%, 4/21/13                                    $ 1,058,442
  1,000,000     NA/Aa3          De Nationale Investeringsbank NV, 3.25%, 12/20/99                    739,088
  1,400,000     AA+/Aa1         Deutsche Finance BV, 3.5%, 2/19/03                                 1,058,442
  2,000,000     NR/Aaa          Helaba Finance, 3.75%, 12/28/00                                    1,504,044
                                                                                                 -----------
                                                                                                 $ 4,360,016
                                                                                                 -----------
                                New Zealand - 2.3%
  1,200,000     AA+/Aa2         Transpower Finance Ltd., 4.25%, 6/10/04                          $   937,842
                                                                                                 -----------
                                Norway - 4.1%
  2,165,000     AA/Aa2          Statoil, 4.125%, 9/20/01                                         $ 1,639,171
                                                                                                 -----------
                                Sweden - 4.8%
  2,500,000     NA/Aa3          AB Spintab, 3.25%, 1/24/02                                       $ 1,872,768
    100,000     NA/A1           City of Gothenberg, 6.375%, 12/10/99                                  75,603
                                                                                                 -----------
                                                                                                 $ 1,948,371
                                                                                                 -----------
                                Philippines - 5.0%
  2,000,000     AAA/Aaa         Asian Development Bank, 7.375%,11/27/00                          $ 2,041,600
                                                                                                 -----------
                                United Kingdom - 0.9%
    500,000     AA/Aa2          Abbey National Treasury Services, 4.0%, 12/30/99                 $   372,459
                                                                                                 -----------
                                United States - 11.0%
    300,000     NA/Aaa          General Electric Capital Corp., 3.5%, 5/29/00                    $   223,202
  2,200,000     AA-/Aa3         Merrill Lynch & Co., 3.0%, 4/8/02                                  1,619,179
  1,500,000     NR/A1           Morgan (JP) & Co., 2.0%, 12/27/01                                  1,087,044
  2,000,000     AAA/Aa1         Toyota Motor Credit Corp., 4.5%, 9/29/00                           1,513,882
                                                                                                 -----------
                                                                                                 $ 4,443,307
                                                                                                 -----------
                                 TOTAL DEBT OBLIGATIONS (Cost $32,281,905)                       $32,567,258
                                                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                 S&P/Moody's
  Principal        Ratings
    Amount       (Unaudited)                                                                             Value
-------------   -------------                                                                       ---------------
                                TEMPORARY CASH INVESTMENTS - 19.6%
                                Commercial Paper - 19.6%
 $1,417,000                     American Express Credit Corp., 6.0%, 1/6/99                           $ 1,417,000
  1,649,000                     Commercial Credit Corp., 4.92%, 1/4/99                                  1,649,000
  1,400,000                     Ford Motor Credit Corp., 5.95%, 1/5/99                                  1,400,000
  1,489,000                     General Electric Financial Assurance Corp., 5.61%, 1/7/99               1,489,000
  1,982,000                     General Motors Credit Corp., 6.11%, 1/5/99                              1,982,000
                                                                                                      -----------
                                 TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,937,000)                   $ 7,937,000
                                                                                                      -----------
                                 TOTAL INVESTMENT IN SECURITIES - 100% (Cost $40,218,905)(a)(b)       $40,504,258
                                                                                                      ===========

(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $40,218,905 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                          $ 926,140
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                           (640,787)
                                                                       ---------
    Net unrealized gain                                                $ 285,353
                                                                       =========

(b) At December 31, 1998, the Portfolio had a net capital loss carryforward of $159,801 which will expire between 2005 and 2006 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $16,875,972 and $6,032,210, respectively.

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary
  cash investments of $7,937,000) (cost $40,218,905)                            $40,504,258
 Cash                                                                                   455
 Receivables--
  Fund shares sold                                                                   13,931
  Interest and foreign taxes withheld                                               677,912
  Forward foreign currency portfolio hedge contracts, net                            13,358
 Other                                                                                3,726
                                                                                -----------
   Total assets                                                                 $41,213,640
                                                                                -----------
Liabilities:
 Due to foreign bank                                                            $       664
 Due to affiliates                                                                   24,421
 Accrued expenses                                                                    14,786
                                                                                -----------
   Total liabilities                                                            $    39,871
                                                                                -----------
Net Assets:
 Paid-in capital                                                                $41,335,888
 Accumulated net investment loss                                                   (240,236)
 Accumulated net realized loss on investments and
  foreign currency transactions                                                    (236,449)
 Net unrealized gain on investments                                                 285,353
 Net unrealized gain on forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                  29,213
                                                                                -----------
   Total net assets                                                             $41,173,769
                                                                                ===========
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $41,173,769/3,114,434 shares                                         $     13.22
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Interest (net of foreign taxes withheld of $3,906)                       $1,168,148
                                                                          ----------
   Total investment income                                                                $1,168,148
                                                                                          ----------
Expenses:
 Management fees                                                          $  175,251
 Transfer agent fees                                                             989
 Accounting                                                                   18,117
 Custodian fees                                                               29,187
 Professional fees                                                            12,253
 Printing                                                                      2,380
 Fees and expenses of nonaffiliated trustees                                     538
 Miscellaneous                                                                 8,140
                                                                          ----------
   Total expenses                                                                         $  246,855
   Less fees paid indirectly                                                                  (2,081)
                                                                                          ----------
   Net expenses                                                                           $  244,774
                                                                                          ----------
    Net investment income                                                                 $  923,374
                                                                                          ----------
Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions:
 Net realized gain (loss) from:
  Investments                                                             $ (521,282)
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                         374,886      $ (146,396)
                                                                          ----------      ----------
 Change in net unrealized gain or loss from:
  Investments                                                             $1,854,378
  Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                          22,883      $1,877,261
                                                                          ----------      ----------
  Net gain on investments and foreign currency transactions                               $1,730,865
                                                                                          ----------
  Net increase in net assets resulting from operations                                    $2,654,239
                                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                                       Year Ended          Year Ended
                                                                                   December 31, 1998    December 31, 1997
                                                                                  -------------------  ------------------
From Operations:
 Net investment income                                                               $    923,374         $    568,206
 Net realized loss on investments and foreign
  currency transactions                                                                  (146,396)            (640,426)
 Change in net unrealized gain or loss on
  investments and foreign currency transactions                                         1,877,261             (915,115)
                                                                                     ------------         ------------
   Net increase (decrease) in net assets
    resulting from operations                                                        $  2,654,239         $   (987,335)
                                                                                     ------------         ------------
Distributions to Shareholders:
 Net investment income ($0.46 and $0.00 per
  share, respectively)                                                               $ (1,234,457)        $         --
                                                                                     ------------         ------------
    Total distributions to shareholders                                              $ (1,234,457)        $         --
                                                                                     ------------         ------------
From Fund Share Transactions:                       '98 Shares     '97 Shares
                                                    ----------     -----------
 Net proceeds from sale of shares                    1,826,041        979,273        $ 23,761,111         $ 12,351,838
 Reinvestment of dividends                              94,026             --           1,234,457                   --
 Cost of shares repurchased                           (573,102)      (186,177)         (7,329,504)          (2,355,859)
                                                    ----------       --------        ------------         ------------
   Net increase in net assets resulting from
    fund share transactions                          1,346,965        793,096        $ 17,666,064         $  9,995,979
                                                    ==========       ========        ------------         ------------
   Net increase in net assets                                                        $ 19,085,846         $  9,008,644
Net Assets:
 Beginning of year                                                                     22,087,923           13,079,279
                                                                                     ------------         ------------
 End of year (including accumulated net investment
  loss of $240,236 and $5,627, respectively)                                         $ 41,173,769         $ 22,087,923
                                                                                     ============         ============

   The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      November 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996    December 31, 1995
                                        -----------------   -----------------   -----------------   ------------------
Net asset value, beginning of period         $ 12.50             $ 13.42            $  15.06            $ 15.00
                                             -------             -------            --------            -------
Increase (decrease) from investment
 operations:
 Net investment income                       $  0.36             $  0.30            $   0.14            $  0.04
 Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                         0.82               (1.22)              (1.78)              0.02
                                             -------             -------            --------            -------
   Net increase (decrease) from
     investment operations                   $  1.18             $ (0.92)           $  (1.64)           $  0.06
Distributions to shareholders:
 Net investment income                         (0.46)                 --                  --                 --
                                             -------             -------            --------            -------
  Net increase (decrease) in net
   asset value                               $  0.72             $ (0.92)           $  (1.64)           $  0.06
                                             -------             -------            --------            -------
Net asset value, end of period               $ 13.22             $ 12.50            $  13.42            $ 15.06
                                             =======             =======            ========            =======
Total return*                                   9.48%              (6.92)%            (10.88)%             0.40%
Ratio of net expenses to average net
 assets                                         0.91%+              1.23%+              1.20%+             2.25%**+
Ratio of net investment income to
 average net assets                             3.41%+              3.22%+              3.37%+             1.70%**+
Portfolio turnover rate                           29%                 17%                 39%                --
Net assets, end of period
 (in thousands)                              $41,174             $22,088            $ 13,079            $   189
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   0.91%               1.25%               2.58%             69.22%**
 Net investment income (loss)                   3.41%               3.20%               1.99%            (65.27)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   0.90%               1.22%               1.15%              1.25%**
 Net investment income                          3.42%               3.23%               3.42%              2.70%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Principal
   Amount                                                                                                           Value
------------                                                                                                   --------------
               INVESTMENT IN SECURITIES - 96.2%
               U.S. Government and Agency Obligations - 96.2 %
 $  350,000    Federal Farm Credit Bank, Medium Term Note, 6.24%, 12/13/02                                      $   359,310
    300,000    Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06                                          321,231
    350,000    Federal Farm Credit Bank, Medium Term Note, 6.78%, 12/12/07                                          358,897
    300,000    Federal Home Loan Bank, 6.455%, 2/22/02                                                              305,526
    250,000    Federal Home Loan Bank, 6.0%, 7/27/05                                                                251,800
    350,000    Federal Home Loan Bank, 7.0%, 11/13/07                                                               360,017
    400,000    Federal Home Loan Bank, 6.02%, 3/17/08                                                               418,300
    350,000    Federal Home Loan Bank, Medium Term Note, 6.59%, 11/5/03                                             371,661
    110,000    Federal Home Loan Mortgage Corp., 6.55%, 1/4/00                                                      111,750
    300,000    Federal Home Loan Mortgage Corp., 7.125%, 11/18/02                                                   321,984
    300,000    Federal Home Loan Mortgage Corp., 5.75%, 7/15/03                                                     308,076
    600,000    Federal Home Loan Mortgage Corp., 6.54%, 11/6/07                                                     618,162
    180,066    Federal Home Loan Mortgage Corp., 7.0%, 9/1/27                                                       183,668
    304,146    Federal Home Loan Mortgage Corp., REMIC Series G031K, 6.5%, 10/25/14                                 307,649
    127,673    Federal Home Loan Mortgage Corp., REMIC Series 1142H, 7.95%, 12/15/20                                128,517
    500,000    Federal Home Loan Mortgage Corp., REMIC Series 1541G, 6.75%, 11/15/21                                514,795
    660,400    Federal Home Loan Mortgage Corp., REMIC Series 2043DB, 6.5%, 1/15/25                                 668,721
    500,000    Federal National Mortgage Association, 6.5%, 5/18/26                                                 506,570
  1,009,210    Federal National Mortgage Association, 6.5%, 11/1/28                                               1,015,831
  1,000,000    Federal National Mortgage Association, 6.0%, 12/1/28                                                 987,190
    500,000    Federal National Mortgage Association, Medium Term Note, 5.78%, 2/12/03                              503,360
    350,000    Federal National Mortgage Association, Medium Term Note, 5.82%, 2/12/03                              352,555
    500,000    Federal National Mortgage Association, Medium Term Note, 6.0%, 3/11/03                               516,295
    300,000    Federal National Mortgage Association, Medium Term Note, 6.84%, 7/17/07                              311,700
    300,000    Federal National Mortgage Association, Medium Term Note, 6.44%, 8/14/07                              322,482
    350,000    Federal National Mortgage Association, Medium Term Note, 6.59%, 9/17/07                              380,054
    225,000    Federal National Mortgage Corp., 6.8%, 1/10/03                                                       238,509
    100,000    Federal National Mortgage Corp., 6.85%, 4/5/04                                                       107,362
    239,063    Government National Mortgage Association, 8.0%, 2/15/08                                              250,270
    175,057    Government National Mortgage Association, 7.5%, 10/15/22 to 8/15/23                                  180,638
  2,417,896    Government National Mortgage Association, 7.0%, 12/15/25 to 4/15/28                                2,472,300
  2,054,694    Government National Mortgage Association, 6.5%, 3/15/26 to 9/15/28                                 2,074,768
  1,511,679    Government National Mortgage Association, 6.0%, 10/15/28                                           1,497,983
     47,590    Government National Mortgage Association II, 8.0%, 8/20/25                                            49,360
    178,492    Government National Mortgage Association II, 7.5%, 8/20/27                                           183,679
    500,000    Government National Mortgage Association, REMIC Series 1998-21VB, 6.5%, 10/20/11                     501,770
    493,327    Government National Mortgage Association, REMIC Series 1998-24A, 6.5%, 11/20/24                      499,395
    250,000    Private Export Funding, 7.3%, 1/31/02                                                                265,450
    300,000    Private Export Funding, 6.24%, 5/15/02                                                               309,522
    500,000    Private Export Funding, 6.9%, 1/31/03                                                                530,415
    200,000    Student Loan Marketing Association, 7.5%, 3/8/00                                                     205,852
    250,000    Tennessee Valley Authority, 6.375%, 6/15/05                                                          264,190
    300,000    Tennessee Valley Authority, 6.75%, 6/1/28                                                            315,750
    850,000    U.S. Treasury Bonds, 7.25%, 5/15/16                                                                1,029,707
  1,750,000    U.S. Treasury Bonds, 6.25%, 8/15/23                                                                1,955,677
    200,000    U.S. Treasury Notes, 7.875%, 11/15/04                                                                231,716
  2,600,000    U.S. Treasury Notes, 7.0%, 7/15/06                                                                 2,959,944
    800,000    U.S. Treasury Notes, 6.625%, 5/15/07                                                                 899,464
                                                                                                                -----------
                TOTAL INVESTMENT IN SECURITIES (Cost $27,248,881)                                               $27,829,822
                                                                                                                -----------
               TEMPORARY CASH INVESTMENT - 3.8%
               Repurchase Agreement - 3.8%
  1,100,000    Credit Suisse First Boston Group, Inc., 4.75%, dated 12/31/98, repurchase price of
               $1,100,000 plus accrued interest on 1/4/99, collateralized by $1,092,000 U.S. Treasury
               Notes, 5.5%, 2/29/00                                                                             $ 1,100,000
                                                                                                                -----------
                TOTAL TEMPORARY CASH INVESTMENT (Cost $1,100,000)                                               $ 1,100,000
                                                                                                                -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                 INVESTMENT - 100% (Cost $28,348,881) (a)                                                       $28,929,822
                                                                                                                ===========


(a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $28,348,881 was as follows:

    Aggregate gross unrealized gain of all investments in which
    there is an excess of value over tax cost                         $ 618,849
    Aggregate gross unrealized loss of all investments in which
    there is an excess of tax cost over value                           (37,908)
                                                                      ---------
    Net unrealized gain                                               $ 580,941
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

    Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 were $20,988,146 and $7,504,864, respectively.

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment of
  $1,100,000) (cost $28,348,881)                                                 $ 28,929,822
 Cash                                                                                   8,362
 Receivables--
  Fund shares sold                                                                     61,910
  Interest                                                                            356,873
 Other                                                                                  2,896
                                                                                 ------------
    Total assets                                                                 $ 29,359,863
                                                                                 ------------

Liabilities:
 Payables--
  Investment securities purchased                                                $    499,587
 Due to affiliates                                                                     17,990
 Accrued expenses                                                                      20,535
                                                                                 ------------
    Total liabilities                                                            $    538,112
                                                                                 ------------

Net Assets:
 Paid-in capital                                                                 $ 28,214,271
 Accumulated undistributed net realized gain on investments                            26,539
 Net unrealized gain on investments                                                   580,941
                                                                                 ------------
    Total net assets                                                             $ 28,821,751
                                                                                 ============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $28,821,751/2,802,062 shares                                          $      10.29
                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Interest                                                                 $1,381,013
                                                                          ----------

Expenses:
 Management fees                                            $120,674
 Transfer agent fees                                           1,124
 Accounting                                                   30,457
 Custodian fees                                               22,871
 Professional fees                                            14,292
 Printing                                                      4,779
 Registration                                                    363
 Fees and expenses of nonaffiliated trustees                     524
 Miscellaneous                                                12,323
                                                            --------
   Total expenses                                                         $  207,407
   Less fees paid indirectly                                                  (3,289)
                                                                          ----------
   Net expenses                                                           $  204,118
                                                                          ----------
    Net investment income                                                 $1,176,895
                                                                          ----------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                         $   93,570
 Change in net unrealized gain on investments                                356,054
                                                                          ----------
  Net gain on investments                                                 $  449,624
                                                                          ----------
  Net increase in net assets resulting from operations                    $1,626,519
                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                                         Year Ended          Year Ended
                                                                                     December 31, 1998    December 31, 1997
                                                                                    -------------------  ------------------
From Operations:
 Net investment income                                                                 $   1,176,895        $    499,639
 Net realized gain on investments                                                             93,570               5,727
 Change in net unrealized gain or loss on
  investments                                                                                356,054             283,024
                                                                                       -------------        ------------
   Net increase in net assets resulting from
    operations                                                                         $   1,626,519        $    788,390
                                                                                       -------------        ------------

Distributions to Shareholders:
 Net investment income ($0.55 and $0.54 per
  share, respectively)                                                                 $  (1,176,895)       $   (499,639)
                                                                                       -------------        ------------
    Total distributions to shareholders                                                $  (1,176,895)       $   (499,639)
                                                                                       -------------        ------------
From Fund Share Transactions:                       '98 Shares       '97 Shares
                                                   ------------      ----------
 Net proceeds from sale of shares                     2,456,812       943,506          $  25,038,916        $  9,298,835
 Reinvestment of distributions                          115,530        50,797              1,176,895             499,639
 Cost of shares repurchased                          (1,216,873)     (250,594)           (12,362,571)         (2,440,624)
                                                   ------------      --------          -------------        ------------
   Net increase in net assets resulting from fund
    share transactions                                1,355,469       743,709          $  13,853,240        $  7,357,850
                                                   ============      ========          -------------        ------------
   Net increase in net assets                                                          $  14,302,864        $  7,646,601

Net Assets:
 Beginning of year                                                                        14,518,887           6,872,286
                                                                                       -------------        ------------
 End of year (including accumulated undistributed
  net investment income of $0 and $0,
  respectively.)                                                                       $  28,821,751        $ 14,518,887
                                                                                       =============        ============

   The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      March 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                        -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period         $ 10.04             $  9.78             $ 10.18           $ 10.00
                                             -------             -------             -------           -------
Increase (decrease) from investment
 operations:
 Net investment income                       $  0.55             $  0.54             $  0.52           $  0.38
 Net realized and unrealized gain
  (loss) on investments                         0.25                0.26               (0.40)             0.18
                                             -------             -------             -------           -------
  Net increase from investment
   operations                                $  0.80             $  0.80             $  0.12           $  0.56
Distributions to shareholders:
 Net investment income                         (0.55)              (0.54)              (0.52)            (0.38)
                                             -------             -------             -------           --------
  Net increase (decrease) in net
   asset value                               $  0.25             $  0.26             $ (0.40)          $  0.18
                                             -------             -------             -------           --------
Net asset value, end of period               $ 10.29             $ 10.04             $  9.78           $ 10.18
                                             =======             =======             =======           ========
 Total return*                                  8.15%               8.44%               1.30%             5.68%
Ratio of net expenses to average net
 assets                                         0.94%+              1.26%+              1.31%+            1.12%**+
Ratio of net investment income to
 average net assets                             5.35%+              5.46%+              5.25%+            5.22%**+
Portfolio turnover rate                           36%                 11%                 60%               96%**
Net assets, end of period (in
 thousands)                                  $28,822             $14,519             $ 6,872           $ 3,514
Ratio assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   0.94%               1.43%               2.24%            11.86%**
 Net investment income (loss)                   5.35%               5.29%               4.32%            (5.52)%**
Ratio assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   0.93%               1.23%               1.25%             0.99%**
 Net investment income                          5.36%               5.49%               5.31%             5.35%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

  Principal
   Amount                                                                                                 Value
------------                                                                                         --------------
               COMMERCIAL PAPER - 72.3%
 $  970,000    American Express Credit Corp., 4.9%, 1/11/99                                           $   969,110
    700,000    BancOne Corp., 5.04%, 1/15/99                                                              698,956
    537,000    Chevron USA Inc., 6.0%, 1/7/99                                                             536,766
    683,000    The Coca-Cola Co., 5.04%, 1/28/99                                                          680,739
    700,000    Deere (John) Capital Corp., 5.13%, 1/12/99                                                 699,202
    530,000    E. I. Du Pont de Nemours & Co., 5.01%, 2/11/99                                             527,197
  1,000,000    Ford Motor Credit Corp., 5.12%, 1/22/99                                                    997,440
    880,000    Gannett Co., 4.92%, 1/8/99                                                                 879,519
    907,000    General Electric Capital Corp., 5.03%, 1/21/99                                             904,846
    843,000    General Motors Acceptance Corp., 5.07%, 2/18/99                                            837,657
    860,000    IBM Corp., 5.03%, 1/14/99                                                                  858,798
  1,010,000    National Rural Utilities Corp., 5.11%, 1/25/99                                           1,006,989
    787,000    Norwest Financial Inc., 5.23%, 1/29/99                                                     784,142
    925,000    Paccar Financial, Inc., 5.0%, 2/25/99                                                      918,319
    825,000    Penney (J.C.) Co., Inc., 5.15%, 1/15/99                                                    823,702
    710,000    PepsiCo Inc., 5.2%, 1/29/99                                                                707,436
    642,000    Prudential Funding Corp., 5.28%, 1/5/99                                                    641,906
    600,000    Republic New York Corp., 5.02%, 3/3/99                                                     595,147
    990,000    Texaco Inc., 5.15%, 1/6/99                                                                 989,717
    900,000    Trans America Finance Corp., 5.11%, 2/5/99                                                 895,912
                                                                                                      -----------
                                                                                                      $15,953,500
                                                                                                      -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS--6.8%
    500,000    Federal Farm Credit Bank, 5.32%, 1/4/99                                                $   500,000
    500,000    Federal Farm Credit Bank, 4.9%, 3/1/99                                                     500,000
    500,000    Federal Farm Credit Bank, 4.87%, 4/1/99                                                    500,000
                                                                                                      -----------
                Total U.S. Government Obligations                                                     $ 1,500,000
                                                                                                      -----------
               REPURCHASE AGREEMENT--20.9%
  4,600,000    Credit Suisse First Boston Group, Inc., 4.75%, dated 12/31/98, repurchase price of
                $4,600,000 plus accrued interest on 1/4/99, collateralized by $4,566,000
                U.S. Treasury Notes, 5.5%, 2/29/00                                                    $ 4,600,000
                                                                                                      -----------
                TOTAL REPURCHASE AGREEMENT                                                            $ 4,600,000
                                                                                                      -----------
                TOTAL INVESTMENT IN SECURITIES - 100%                                                 $22,053,500
                                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value based on amortized cost       $ 22,053,500
 Cash                                                                      772
 Receivables--
  Interest                                                              11,625
 Other                                                                   2,690
                                                                  ------------
   Total assets                                                   $ 22,068,587
                                                                  ------------

Liabilities:
 Payables--
  Investment securities purchased                                 $    500,000
  Fund shares repurchased                                               40,663
 Due to affiliates                                                      12,425
 Accrued expenses                                                       18,634
                                                                  ------------
   Total liabilities                                              $    571,722
                                                                  ------------

Net Assets:
 Fund shares                                                      $ 21,496,865
                                                                  ------------
   Total net assets                                               $ 21,496,865
                                                                  ============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $21,496,865/21,496,865 shares                          $       1.00
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Interest                                                                               $1,047,847
                                                                                        ----------
Expenses:
 Management fees                                                           $95,451
 Transfer agent fees                                                         1,062
 Accounting                                                                 34,639
 Custodian fees                                                             24,980
 Professional fees                                                          13,148
 Printing                                                                    4,995
 Fees and expenses of nonaffiliated trustees                                   584
 Miscellaneous                                                              11,105
                                                                           -------
   Total expenses                                                                       $  185,964
   Less management fees waived by Pioneer Investment Management, Inc.                       (9,024)
   Less fees paid indirectly                                                                  (725)
                                                                                        ----------
   Net expenses                                                                         $  176,215
                                                                                        ----------
    Net investment income                                                               $  871,632
                                                                                        ----------
    Net increase in net assets resulting from operations                                $  871,632
                                                                                        ==========

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
For the Years Ended December 31, 1998 and December 31, 1997
--------------------------------------------------------------------------------

                                                                Year Ended           Year Ended
                                                            December 31, 1998     December 31, 1997
                                                           -------------------   ------------------
From Operations:
 Net investment income                                        $     871,632        $     569,693
                                                              -------------        -------------
  Net increase in net assets resulting from operations        $     871,632        $     569,693
                                                              -------------        -------------

Distributions to Shareholders:
 Net investment income ($0.05 and $0.05 per share,
  respectively)                                               $    (871,632)       $    (569,693)
                                                              -------------        -------------

From Fund Share Transactions (at $1.00 per share):
 Net proceeds from sale of shares                             $  47,281,170        $  39,298,007
 Reinvestment of distributions                                      871,632              569,693
 Cost of shares repurchased                                     (40,395,275)         (37,872,664)
                                                              -------------        -------------
  Net increase in net assets resulting from fund share
   transactions                                               $   7,757,527        $   1,995,036
                                                              -------------        -------------
 Net increase in net assets                                   $   7,757,527        $   1,995,036

Net Assets:
 Beginning of year                                               13,739,338           11,744,302
                                                              -------------        -------------
 End of year                                                  $  21,496,865        $  13,739,338
                                                              =============        =============

   The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Financial Highlights
December 31, 1998
--------------------------------------------------------------------------------

                                            Year Ended          Year Ended          Year Ended      March 1, 1995 to
                                        December 31, 1998   December 31, 1997   December 31, 1996   December 31, 1995
                                        -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period         $  1.00             $  1.00             $  1.00           $ 1.00
                                             -------             -------             -------           ------
Increase from investment operations:
 Net investment income                       $  0.05             $  0.05             $  0.04           $ 0.04
                                             -------             -------             -------           ------
Distributions to shareholders:
 Net investment income                         (0.05)              (0.05)              (0.04)           (0.04)
                                             -------             -------             -------           --------
Net asset value, end of period               $  1.00             $  1.00             $  1.00           $ 1.00
                                             =======             =======             =======           ========
Total return*                                   4.68%               4.64%               4.51%            4.35%
Ratio of net expenses to average net
 assets                                         0.92%+              1.00%+              0.97%+           0.81%**+
Ratio of net investment income to
 average net assets                             4.55%+              4.55%+              4.43%+           5.00%**+
Net assets, end of period (in
 thousands)                                  $21,497             $13,739             $11,744           $3,416
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                   0.97%               1.17%               1.29%            8.34%**
 Net investment income (loss)                   4.50%               4.38%               4.11%           (2.53)%**
Ratios assuming waiver of
 management fees and assumption
 of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                   0.92%               0.99%               0.96%            0.74%**
 Net investment income                          4.55%               4.56%               4.44%            5.07%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies - Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of twelve separate portfolios (collectively, the Portfolios): Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. Shares of each Portfolio may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

     The investment objective of Emerging Markets Portfolio, International Growth Portfolio and Europe Portfolio is to seek long-term capital growth. Capital Growth Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Growth and Income Portfolio seeks reasonable income and growth of capital. Equity-Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

     The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis.

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

     The Emerging Markets and International Growth Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts - Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Taxes - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Trust may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Trust estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended December 31, 1998, none of the Portfolios paid capital gains taxes on the sale of foreign securities.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions is determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

     At December 31, 1998, certain Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

                                      Accumulated       Accumulated
                                    Net Investment        Realized          Paid-in
Portfolio                             Income/Loss        Gain/Loss          Capital
--------------------------------   ----------------   ---------------   --------------
Emerging Markets Portfolio            $       9         $      (3)        $     (6)
International Growth Portfolio            4,539            (4,539)              --
Europe Portfolio                            165              (165)              --
Capital Growth Portfolio                 20,214            (4,580)         (15,634)
Growth Shares Portfolio                      10                (9)              (1)
Real Estate Growth Portfolio            (45,696)           44,519            1,177
Equity-Income Portfolio                 328,969          (328,969)              --
Balanced Portfolio                        5,376            (5,376)              --
Swiss Franc Bond Portfolio               76,474           (73,479)          (2,995)

     In order to comply with federal income tax regulations, certain Portfolios have designated the following amounts as capital gains dividends for the purposes of the dividend paid deduction:


Portfolio                           Amount
------------------------------   ------------
Real Estate Growth Portfolio      $  466,507
Growth and Income Portfolio           35,273
Equity-Income Portfolio            5,789,244
America Income Portfolio              26,539

E. Fund Shares - The Portfolios record sales and repurchases of their fund shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc (PGI). The America Income Portfolio and Money Market Portfolio declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

F. Repurchase Agreements - With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement - PIM manages the Portfolios, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:

                                    Management Fee as a Percentage
                                     of each Portfolio's Average
Portfolio                                  Daily Net Assets
--------------------------------   -------------------------------
Emerging Markets Portfolio                       1.15%
International Growth Portfolio                   1.00%
Europe Portfolio                                 1.00%
Capital Growth Portfolio                         0.65%
Growth Shares Portfolio                          0.65%
Real Estate Growth Portfolio                     1.00%
Growth and Income Portfolio                      0.65%
Equity-Income Portfolio                          0.65%
Balanced Portfolio                               0.65%
Swiss Franc Bond Portfolio                       0.65%
America Income Portfolio                         0.55%
Money Market Portfolio                           0.50%

     PIM has appointed Boston Financial Securities, Inc. (BFS) as Real Estate Growth Portfolio's subadviser. As compensation for its subadvisory services, PIM pays BFS a management fee at the annual rate of 0.30% of the Portfolio's average daily net assets.

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

     PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                       Expense Limitation as a
                                    Percentage of each Portfolio's
Portfolio                              Average Daily Net Assets
--------------------------------   -------------------------------
Emerging Markets Portfolio                       1.75%
International Growth Portfolio                   1.50%
Europe Portfolio                                 1.50%
Growth Shares Portfolio                          1.25%
Real Estate Growth Portfolio                     1.25%
Growth and Income Portfolio                      1.25%
Swiss Franc Bond Portfolio                       1.25%
America Income Portfolio                         1.25%
Money Market Portfolio                           1.00%

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 1998, the following amounts were payable to PIM related to management fees, administrative and certain other services:

Portfolio                                Amount
--------------------------------   -----------------
International Growth Portfolio          $128,998
Europe Portfolio                           3,821
Capital Growth Portfolio                  63,364
Growth Shares Portfolio                   45,060
Real Estate Growth Portfolio              30,190
Growth and Income Portfolio               47,789
Equity-Income Portfolio                  111,525
Balanced Portfolio                        38,261
Swiss Franc Bond Portfolio                24,333
America Income Portfolio                  17,884
Money Market Portfolio                    12,320

3. Transfer Agent - Pioneering Services Corp. (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. At December 31, 1998, the following transfer agent fees payable to PSC were included in due to affiliates:

Portfolio                               Amount
--------------------------------   ---------------
Emerging Markets Portfolio               $ 55
International Growth Portfolio            108
Europe Portfolio                           56
Capital Growth Portfolio                   32
Growth Shares Portfolio                   179
Real Estate Growth Portfolio               97
Growth and Income Portfolio               104
Equity-Income Portfolio                    92
Balanced Portfolio                         95
Swiss Franc Bond Portfolio                 88
America Income Portfolio                  106
Money Market Portfolio                    105

Notes to Financial Statements - December 31, 1998
--------------------------------------------------------------------------------

4. Expense Offsets - The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 1998, the Portfolios' expenses were reduced under such arrangements as follows:

Portfolio                            Amount
--------------------------------   ---------
International Growth Portfolio      $1,549
Capital Growth Portfolio             1,556
Growth Shares Portfolio              2,264
Real Estate Growth Portfolio           601
Growth and Income Portfolio          1,865
Equity-Income Portfolio              3,072
Balanced Portfolio                     948
Swiss Franc Bond Portfolio           2,081
America Income Portfolio             3,289
Money Market Portfolio                 725

5. Forward Foreign Currency Contracts - At December 31, 1998, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 1998, the Swiss Franc Bond Portfolio open portfolio hedges were as follows:

                                  In                                           Net
               Contracts       Exchange      Settlement                     Unrealized
Currency      to Receive         For            Date           Value           Gain
----------   ------------   -------------   ------------   -------------   -----------
CHF          12,750,000      $9,300,619       1/29/99       $9,313,977       $13,358

     The Emerging Markets Portfolio gross forward currency settlement contracts receivable and payable were $83 and $81, respectively, resulting in a net receivable of $2.

     The International Growth Portfolio's gross forward foreign currency settlement contracts receivable and payable were $848,659 and $853,397, respectively, resulting in a net payable of $4,738.

     The Europe Portfolio's gross forward foreign currency settlement contracts receivable and payable were $24,645 and $24,860, respectively, resulting in a net payable of $215.

6. Other - On January 1, 1999, the European Monetary Union introduced a new single currency, the euro, which will replace the national currencies of the participating member countries. Until 2002, the national currencies will continue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to affect all stages of the investment process, including trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among the participating nations, currency risk between the euro and the U.S. dollar remains a factor.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Variable Contracts
Trust:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (comprising, respectively, the Emerging Markets Portfolio, the International Growth Portfolio, the Europe Portfolio, the Capital Growth Portfolio, the Growth Shares Portfolio, the Real Estate Growth Portfolio, the Equity-Income Portfolio, the Growth and Income Portfolio, the Balanced Portfolio, the Swiss Franc Bond Portfolio, the America Income Portfolio, and the Money Market Portfolio), as of December 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios comprising the Pioneer Variable Contracts Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                            ARTHUR ANDERSEN LLP


Boston, Massachusetts


February 12, 1999

[PIONEER LOGO]

PIONEER VISION(SM)
PIONEER VISION 2(SM)

VARIABLE ANNUITY


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Stephen G. Kasnet, Vice President
John A. Boynton, Treasurer
Joseph P. Barri, Secretary

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr LLP

Issuer
Allmerica Financial Life Insurance and Annuity Company, Contract Form A3025-96 In New York and Hawaii, issued by First Allmerica Financial Life Insurance Company, Contract Form A3025-96 GRC


General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653


This report must be preceded or accompanied by a prospectus for Pioneer Vision and/or Pioneer Vision 2 Variable Annuity, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.


                                                                      0299-6095
                                              (c)Pioneer Funds Distributor, Inc.